▼	October 29, 2018 As Supplemented March 1, 2019
	Class A Shares Ticker	Class C Shares Ticker	Class S Shares Ticker	Class I Shares Ticker	Class T Shares Ticker
Multi-Asset
Janus Henderson Global Allocation Fund – Conservative	JCAAX	JCACX	JCASX	JCAIX	JSPCX
Janus Henderson Global Allocation Fund – Moderate	JMOAX	JMOCX	JMOSX	JMOIX	JSPMX
Janus Henderson Global Allocation Fund – Growth	JGCAX	JGCCX	JGCSX	JGCIX	JSPGX

Janus Investment Fund
Prospectus
The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes three portfolios (each, a “Fund” and collectively, the “Funds”) of Janus Investment Fund (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to each Fund.
The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares (individually and/or collectively, the “Shares”) are offered by this Prospectus.
The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of Shares. For additional information about these classes of Shares and whether or not you are eligible to purchase these Shares, please refer to the Shareholder’s Guide section of the Prospectus.

Table of contents

Fund summary
Janus Henderson Global Allocation Fund – Conservative	2
Janus Henderson Global Allocation Fund – Moderate	11
Janus Henderson Global Allocation Fund – Growth	20
Additional information about the Funds
Fees and expenses	29
Additional investment strategies and general portfolio policies	29
Risks of the Funds	32
Management of the Funds
Investment adviser	45
Management expenses	45
Investment personnel	47
Other information	48
Distributions and taxes	49
Shareholder’s guide
Pricing of fund shares	53
Choosing a share class	54
Distribution, servicing, and administrative fees	56
Payments to financial intermediaries by Janus Capital or its affiliates	57
Purchases	58
Exchanges	62
Redemptions	63
Excessive trading	65
Shareholder communications	68
Financial highlights	69
Appendix A	84
Appendix B – intermediary sales charge waivers and discounts	92
Glossary of investment terms	95
1	Janus Investment Fund

Fund summary

Janus Henderson Global Allocation Fund – Conservative
Ticker:	JCAAX	Class A Shares	JCASX	Class S Shares	JSPCX	Class T Shares
	JCACX	Class C Shares	JCAIX	Class I Shares

INVESTMENT OBJECTIVE
Janus Henderson Global Allocation Fund – Conservative seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 58 of the Fund’s Prospectus and in the “Purchases” section on page 60 of the Fund’s Statement of Additional Information. In addition, please see Appendix B – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class T
Management Fees	0.05%	0.05%	0.05%	0.05%	0.05%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None
Other Expenses	0.17%	0.15%	0.38%	0.17%	0.33%
Acquired Fund(1) Fees and Expenses	0.67%	0.67%	0.67%	0.67%	0.67%
Total Annual Fund Operating Expenses(2)	1.14%	1.87%	1.35%	0.89%	1.05%
Fee Waiver(2)	0.00%	0.00%	0.04%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.14%	1.87%	1.31%	0.89%	1.05%

(1)	“Acquired Fund” refers to any underlying fund in which the Fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses the Fund incurs as a result of investing in shares of an underlying fund. The Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
(2)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; and extraordinary expenses) exceed 0.14% until at least November 1, 2019. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the operating expenses of the
2	Janus Henderson Global Allocation Fund – Conservative

underlying funds) without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 685	$ 916	$ 1,167	$ 1,881
Class C Shares	$ 290	$ 588	$ 1,011	$ 2,190
Class S Shares	$ 137	$ 428	$ 739	$ 1,624
Class I Shares	$ 91	$ 284	$ 493	$ 1,096
Class T Shares	$ 107	$ 334	$ 579	$ 1,283

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 685	$ 916	$ 1,167	$ 1,881
Class C Shares	$ 190	$ 588	$ 1,011	$ 2,190
Class S Shares	$ 137	$ 428	$ 739	$ 1,624
Class I Shares	$ 91	$ 284	$ 493	$ 1,096
Class T Shares	$ 107	$ 334	$ 579	$ 1,283

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing in other Janus Henderson mutual funds (“underlying funds”) that represent a variety of asset classes and investment styles and provide exposure to issuers that are economically tied to countries throughout the world. Through its investments in underlying funds, the Fund invests in issuers from several different countries. As a result, the Fund normally will have approximately 40% to 65% of its net assets allocated to non-U.S. investments. The Fund may also have significant exposure to emerging markets.
The Fund invests in a diversified portfolio of underlying funds, resulting in an allocation of the Fund’s investments that normally provides exposure of approximately 55% to fixed-income securities and money market instruments, 40% to equity investments, and 5% to alternative investments. The target allocation and the allocation of the Fund’s assets among underlying funds are based on quantitative and qualitative analysis. Because it invests in other funds, the Fund is considered a “fund of funds.”
The Fund’s asset allocation is intended to diversify investments throughout the world among equity investments, fixed-income securities, cash equivalents, and alternative investments. The portfolio managers determine the overall composition of the Fund, oversee the investment process, and are responsible for the day-to-day management of the Fund. The portfolio managers continually monitor asset class allocations and rebalance the Fund’s investments in the underlying funds as needed. The portfolio managers also regularly review the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations.
The Fund will normally allocate approximately 55% of its investments to underlying bond funds and money market instruments, approximately 40% of its investments to underlying funds that provide varying exposure to common stocks of U.S.-based companies of varying market capitalizations and international companies (including those with exposure to emerging markets), and approximately 5% of its investments to underlying funds that seek returns uncorrelated with the returns of stocks and bonds by providing exposure to alternative investments and alternative investment strategies. Refer to Appendix A in this Prospectus for a brief description of the investment strategies of each of the currently available underlying funds.
When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
3	Janus Henderson Global Allocation Fund – Conservative

PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking income and, to a lesser extent, growth of capital. Investments in a portfolio with common stock and alternative investment exposure tend to be more volatile than many other investment choices.
Main Risks Associated with the Fund
Allocation Risk.  The Fund’s ability to achieve its investment objective depends largely upon the portfolio managers’ allocation of assets among the underlying funds and other securities, using the optimization process (a process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds) and the judgment of the portfolio managers. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund focuses.
Affiliated Fund Risk.  Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some underlying affiliated mutual funds are generally higher than the fees paid by the Fund or other underlying affiliated mutual funds, which may create a conflict of interest when selecting underlying affiliated mutual funds and share classes for investment. Janus Capital, however, is a fiduciary to the Fund and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds, without taking fees into consideration.
Main Risks Associated with the Underlying Funds and Securities
The biggest risk is that the underlying funds’ returns will vary, and you could lose money.
Fixed-Income Securities Risk.  Approximately 55% of the Fund’s assets are allocated to fixed-income securities through investments in underlying funds. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, an underlying fund may not be able to maintain positive returns. An underlying fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. The Federal Reserve raised the federal funds rate several times in recent periods and has signaled additional increases in the near future. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain underlying fund investments may be reduced. These developments could cause the underlying fund’s net asset value to fluctuate or make it more difficult for the underlying fund to accurately value its securities. These developments or others also could cause an underlying fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the underlying fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the underlying fund and the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the underlying fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the underlying fund and the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund’s portfolio manager would like or at the price the portfolio manager believes the security is currently worth.
4	Janus Henderson Global Allocation Fund – Conservative

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce an underlying fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Market Risk.  Approximately 40% of the Fund’s assets are allocated to equity investments through investments in underlying funds. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Growth Securities Risk.  Certain underlying funds invest in companies that a portfolio manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If a portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Foreign Exposure Risk.  Certain underlying funds may have significant exposure to foreign markets, including emerging markets, as a result of their investments in foreign securities, which can be more volatile than the U.S. markets. As a result, an underlying fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund’s performance than it would in a more geographically diversified portfolio. An underlying fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.  The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of an underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
Sovereign Debt Risk.  An underlying fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent an underlying fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
5	Janus Henderson Global Allocation Fund – Conservative

Mathematical Investment Process Risk.  The proprietary mathematical investment process used by Intech, the subadviser to certain underlying funds, may not achieve the desired results. There is a risk that Intech’s method of assessing stocks will not result in the expected volatility or correlation characteristics. In either case, an underlying fund may not outperform its respective benchmark index, and will likely underperform its benchmark index. On an occasional basis, Intech makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the holdings, might not provide the intended results, and may adversely impact the Fund’s performance.
Value Investing Risk.  Certain underlying funds invest in “value” stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Real Estate Securities Risk.  To the extent an underlying fund holds equity and/or debt securities of real estate-related companies, the Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of real estate investment trusts (“REITs”), is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT.
Investment Process Risk.  The portfolio managers of the underlying Janus Henderson Adaptive Global Allocation Fund use certain proprietary models, including a proprietary options implied information model, to implement the underlying fund’s investment strategy. These models may not be successful in identifying how the underlying fund’s allocations and underlying security exposures should be adjusted in order to reduce the risk of loss while participating in the upside growth of capital markets. As a result, there is a risk that the underlying fund may underperform its benchmark if these models do not correctly identify indicators of risk and reward between asset classes, sectors, and regions.
Alternative Investments Allocation Risk.  Approximately 5% of the Fund’s assets are allocated to alternative investments through investments in underlying funds that invest in alternative investment strategies. In connection with the Fund’s allocation to alternative investments, the Fund may invest in Janus Henderson Diversified Alternatives Fund, which seeks returns uncorrelated with the returns generated by investments in stocks and bonds. Janus Henderson Diversified Alternatives Fund’s ability to achieve its investment objective depends largely upon the successful evaluation of the risk, potential returns, and correlation properties with respect to its investments. There is a risk that the returns provided by alternative investments may be subject to high volatility and that an underlying fund’s portfolio manager’s beliefs about the expected returns, risk and correlation properties of one or more of an underlying fund’s investments may be incorrect. There is also a risk that an underlying fund’s investments will correlate with the performance of stocks and bonds to a greater degree than anticipated. All of these factors may negatively affect your investment in the Fund and you could lose money. Investment in the underlying funds also involves derivatives, counterparty, leverage, real estate-related, and commodity-linked investment risks.
Counterparty Risk.  Certain derivative and “over-the-counter” instruments, such as swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations.
Commodity-Linked Investments Risk.  Certain underlying funds may invest in derivatives that have exposure to the commodities markets. Such exposure may subject an underlying fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
Derivatives Risk.  Certain underlying funds may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause an underlying fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.
6	Janus Henderson Global Allocation Fund – Conservative

Exchange-Traded Funds Risk.  Certain underlying funds may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. An underlying fund is also subject to the risks associated with the securities in which the ETF invests.
Management Risk.  The underlying funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the underlying funds may fail to produce the intended results. As a result, the Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund commenced operations on July 6, 2009.
•	The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class A Shares, Class C Shares, Class S Shares, and Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective share class may have been different. The performance shown for the periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, and Class I Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
7	Janus Henderson Global Allocation Fund – Conservative

Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter: 2nd Quarter 2009 10.64%	Worst Quarter: 3rd Quarter 2008 – 6.58%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2018 was – 0.16%.
Average Annual Total Returns (periods ended 12/31/17)
	1 Year	5 Years	10 Years	Since Inception (12/30/05)
Class T Shares
Return Before Taxes	12.80%	5.40%	5.29%	6.17%
Return After Taxes on Distributions	11.10%	3.88%	4.01%	4.93%
Return After Taxes on Distributions and Sale of Fund Shares	8.25%	3.88%	3.82%	4.58%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	7.39%	0.79%	3.09%	3.90%
Global Conservative Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	13.78%	4.80%	4.01%	5.20%
Class A Shares
Return Before Taxes(1)	6.22%	4.01%	4.52%	5.47%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	7.39%	0.79%	3.09%	3.90%
Global Conservative Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	13.78%	4.80%	4.01%	5.20%
Class C Shares
Return Before Taxes(2)	10.91%	4.64%	4.46%	5.29%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	7.39%	0.79%	3.09%	3.90%
Global Conservative Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	13.78%	4.80%	4.01%	5.20%
Class S Shares
Return Before Taxes	12.47%	5.08%	4.93%	5.77%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	7.39%	0.79%	3.09%	3.90%
Global Conservative Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	13.78%	4.80%	4.01%	5.20%
8	Janus Henderson Global Allocation Fund – Conservative

Average Annual Total Returns (periods ended 12/31/17)
	1 Year	5 Years	10 Years	Since Inception (12/30/05)
Class I Shares
Return Before Taxes	12.95%	5.50%	5.29%	6.17%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	7.39%	0.79%	3.09%	3.90%
Global Conservative Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	13.78%	4.80%	4.01%	5.20%

(1)	Calculated assuming maximum permitted sales loads.
(2)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the Bloomberg Barclays Global Aggregate Bond Index. The Fund also compares its performance to the Global Conservative Allocation Index. The indices are described below.
•	The Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
•	The Global Conservative Allocation Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Bloomberg Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World Indexsm (40%).
After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Ashwin Alankar, Ph.D., is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since September 2014. Enrique Chang, Global Chief Investment Officer of Janus Henderson Investors, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2014.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500***
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, accounts held through certain wrap programs, and certain retail brokerage accounts.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
9	Janus Henderson Global Allocation Fund – Conservative

***	Shareholders who invest through financial intermediaries with supermarket and/or self-directed brokerage platforms that maintain omnibus accounts and charge asset-based service fees may not be subject to this minimum. Please contact your financial intermediary for more information.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
10	Janus Henderson Global Allocation Fund – Conservative

Fund summary

Janus Henderson Global Allocation Fund – Moderate
Ticker:	JMOAX	Class A Shares	JMOSX	Class S Shares	JSPMX	Class T Shares
	JMOCX	Class C Shares	JMOIX	Class I Shares

INVESTMENT OBJECTIVE
Janus Henderson Global Allocation Fund – Moderate seeks total return through growth of capital and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 58 of the Fund’s Prospectus and in the “Purchases” section on page 60 of the Fund’s Statement of Additional Information. In addition, please see Appendix B – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class T
Management Fees	0.05%	0.05%	0.05%	0.05%	0.05%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None
Other Expenses	0.16%	0.16%	0.34%	0.16%	0.32%
Acquired Fund(1) Fees and Expenses	0.71%	0.71%	0.71%	0.71%	0.71%
Total Annual Fund Operating Expenses(2)	1.17%	1.92%	1.35%	0.92%	1.08%
Fee Waiver(2)	0.01%	0.00%	0.02%	0.01%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.16%	1.92%	1.33%	0.91%	1.08%

(1)	“Acquired Fund” refers to any underlying fund in which the Fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses the Fund incurs as a result of investing in shares of an underlying fund. The Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
(2)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; and extraordinary expenses) exceed 0.12% until at least November 1, 2019. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the operating expenses of the
11	Janus Henderson Global Allocation Fund – Moderate

underlying funds) without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 687	$ 925	$ 1,182	$ 1,914
Class C Shares	$ 295	$ 603	$ 1,037	$ 2,243
Class S Shares	$ 137	$ 428	$ 739	$ 1,624
Class I Shares	$ 94	$ 293	$ 509	$ 1,131
Class T Shares	$ 110	$ 343	$ 595	$ 1,317

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 687	$ 925	$ 1,182	$ 1,914
Class C Shares	$ 195	$ 603	$ 1,037	$ 2,243
Class S Shares	$ 137	$ 428	$ 739	$ 1,624
Class I Shares	$ 94	$ 293	$ 509	$ 1,131
Class T Shares	$ 110	$ 343	$ 595	$ 1,317

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing in other Janus Henderson mutual funds (“underlying funds”) that represent a variety of asset classes and investment styles and provide exposure to issuers that are economically tied to countries throughout the world. Through its investments in underlying funds, the Fund invests in issuers from several different countries. As a result, the Fund normally will have approximately 40% to 65% of its net assets allocated to non-U.S. investments. The Fund may also have significant exposure to emerging markets.
The Fund invests in a diversified portfolio of underlying funds, resulting in an allocation of the Fund’s investments that normally provides exposure of approximately 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. The target allocation and the allocation of the Fund’s assets among underlying funds are based on quantitative and qualitative analysis. Because it invests in other funds, the Fund is considered a “fund of funds.”
The Fund’s asset allocation is intended to diversify investments throughout the world among equity investments, fixed-income securities, cash equivalents, and alternative investments. The portfolio managers determine the overall composition of the Fund, oversee the investment process, and are responsible for the day-to-day management of the Fund. The portfolio managers continually monitor asset class allocations and rebalance the Fund’s investments in the underlying funds as needed. The portfolio managers also regularly review the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations.
The Fund will normally allocate approximately 55% of its investments to underlying funds that provide varying exposure to common stocks of U.S.-based companies of varying market capitalizations and international companies (including those with exposure to emerging markets), approximately 35% of its investments to underlying bond funds and money market instruments, and approximately 10% of its investments to underlying funds that seek returns uncorrelated with the returns of stocks and bonds by providing exposure to alternative investments and alternative investment strategies. Refer to Appendix A in this Prospectus for a brief description of the investment strategies of each of the currently available underlying funds.
When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
12	Janus Henderson Global Allocation Fund – Moderate

PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking growth of capital and income. Investments in a portfolio with common stock and alternative investment exposure tend to be more volatile than many other investment choices.
Main Risks Associated with the Fund
Allocation Risk.  The Fund’s ability to achieve its investment objective depends largely upon the portfolio managers’ allocation of assets among the underlying funds and other securities, using the optimization process (a process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds) and the judgment of the portfolio managers. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund focuses.
Affiliated Fund Risk.  Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some underlying affiliated mutual funds are generally higher than the fees paid by the Fund or other underlying affiliated mutual funds, which may create a conflict of interest when selecting underlying affiliated mutual funds and share classes for investment. Janus Capital, however, is a fiduciary to the Fund and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds, without taking fees into consideration.
Main Risks Associated with the Underlying Funds and Securities
The biggest risk is that the underlying funds’ returns will vary, and you could lose money.
Market Risk.  Approximately 55% of the Fund’s assets are allocated to equity investments through investments in underlying funds. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Growth Securities Risk.  Certain underlying funds invest in companies that a portfolio manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If a portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Fixed-Income Securities Risk.  Approximately 35% of the Fund’s assets are allocated to fixed-income securities through investments in underlying funds. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, an underlying fund may not be able to maintain positive returns. An underlying fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. The Federal Reserve raised the federal funds rate several times in recent periods and has signaled additional increases in the near future. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain underlying fund investments may be reduced. These developments could cause the underlying fund’s net asset value to fluctuate or make it more difficult for the underlying fund to accurately value its securities. These developments or others also could cause an underlying fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the underlying fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the underlying fund and the Fund as well as the value of your investment. The amount of
13	Janus Henderson Global Allocation Fund – Moderate

assets deemed illiquid remaining within the underlying fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the underlying fund and the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund’s portfolio manager would like or at the price the portfolio manager believes the security is currently worth.
Foreign Exposure Risk.  Certain underlying funds may have significant exposure to foreign markets, including emerging markets, as a result of their investments in foreign securities, which can be more volatile than the U.S. markets. As a result, an underlying fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund’s performance than it would in a more geographically diversified portfolio. An underlying fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.  The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of an underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
Sovereign Debt Risk.  An underlying fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent an underlying fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce an underlying fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
14	Janus Henderson Global Allocation Fund – Moderate

Mathematical Investment Process Risk.  The proprietary mathematical investment process used by Intech, the subadviser to certain underlying funds, may not achieve the desired results. There is a risk that Intech’s method of assessing stocks will not result in the expected volatility or correlation characteristics. In either case, an underlying fund may not outperform its respective benchmark index, and will likely underperform its benchmark index. On an occasional basis, Intech makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the holdings, might not provide the intended results, and may adversely impact the Fund’s performance.
Value Investing Risk.  Certain underlying funds invest in “value” stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Real Estate Securities Risk.  To the extent an underlying fund holds equity and/or debt securities of real estate-related companies, the Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of real estate investment trusts (“REITs”), is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT.
Investment Process Risk.  The portfolio managers of the underlying Janus Henderson Adaptive Global Allocation Fund use certain proprietary models, including a proprietary options implied information model, to implement the underlying fund’s investment strategy. These models may not be successful in identifying how the underlying fund’s allocations and underlying security exposures should be adjusted in order to reduce the risk of loss while participating in the upside growth of capital markets. As a result, there is a risk that the underlying fund may underperform its benchmark if these models do not correctly identify indicators of risk and reward between asset classes, sectors, and regions.
Alternative Investments Allocation Risk.  Approximately 10% of the Fund’s assets are allocated to alternative investments through investments in underlying funds that invest in alternative investment strategies. In connection with the Fund’s allocation to alternative investments, the Fund may invest in Janus Henderson Diversified Alternatives Fund, which seeks returns uncorrelated with the returns generated by investments in stocks and bonds. Janus Henderson Diversified Alternatives Fund’s ability to achieve its investment objective depends largely upon the successful evaluation of the risk, potential returns, and correlation properties with respect to its investments. There is a risk that the returns provided by alternative investments may be subject to high volatility and that an underlying fund’s portfolio manager’s beliefs about the expected returns, risk and correlation properties of one or more of an underlying fund’s investments may be incorrect. There is also a risk that an underlying fund’s investments will correlate with the performance of stocks and bonds to a greater degree than anticipated. All of these factors may negatively affect your investment in the Fund and you could lose money. Investment in the underlying funds also involves derivatives, counterparty, leverage, real estate-related, and commodity-linked investment risks.
Counterparty Risk.  Certain derivative and “over-the-counter” instruments, such as swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations.
Commodity-Linked Investments Risk.  Certain underlying funds may invest in derivatives that have exposure to the commodities markets. Such exposure may subject an underlying fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
Derivatives Risk.  Certain underlying funds may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause an underlying fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.
15	Janus Henderson Global Allocation Fund – Moderate

Exchange-Traded Funds Risk.  Certain underlying funds may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. An underlying fund is also subject to the risks associated with the securities in which the ETF invests.
Management Risk.  The underlying funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the underlying funds may fail to produce the intended results. As a result, the Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund commenced operations on July 6, 2009.
•	The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•	The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective share class may have been different. The performance shown for the periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, and Class I Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
16	Janus Henderson Global Allocation Fund – Moderate

Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter: 2nd Quarter 2009 14.27%	Worst Quarter: 4th Quarter 2008 – 11.62%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2018 was 0.91%.
Average Annual Total Returns (periods ended 12/31/17)
	1 Year	5 Years	10 Years	Since Inception (12/30/05)
Class T Shares
Return Before Taxes	16.22%	6.86%	5.26%	6.59%
Return After Taxes on Distributions	14.18%	5.22%	4.06%	5.43%
Return After Taxes on Distributions and Sale of Fund Shares	10.53%	5.07%	3.87%	5.03%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	23.97%	10.80%	4.65%	6.49%
Global Moderate Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	17.09%	6.81%	4.32%	5.72%
Class A Shares
Return Before Taxes(1)	9.35%	5.46%	4.52%	5.92%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	23.97%	10.80%	4.65%	6.49%
Global Moderate Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	17.09%	6.81%	4.32%	5.72%
Class C Shares
Return Before Taxes(2)	14.30%	6.04%	4.40%	5.69%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	23.97%	10.80%	4.65%	6.49%
Global Moderate Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	17.09%	6.81%	4.32%	5.72%
17	Janus Henderson Global Allocation Fund – Moderate

Average Annual Total Returns (periods ended 12/31/17)
	1 Year	5 Years	10 Years	Since Inception (12/30/05)
Class S Shares
Return Before Taxes	15.77%	6.52%	4.91%	6.21%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	23.97%	10.80%	4.65%	6.49%
Global Moderate Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	17.09%	6.81%	4.32%	5.72%
Class I Shares
Return Before Taxes	16.35%	6.97%	5.26%	6.59%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	23.97%	10.80%	4.65%	6.49%
Global Moderate Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	17.09%	6.81%	4.32%	5.72%

(1)	Calculated assuming maximum permitted sales loads.
(2)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the MSCI All Country World Indexsm. The Fund also compares its performance to the Global Moderate Allocation Index. The indices are described below.
•	The MSCI All Country World Indexsm is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.
•	The Global Moderate Allocation Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the MSCI All Country World Indexsm (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%).
After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
18	Janus Henderson Global Allocation Fund – Moderate

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Ashwin Alankar, Ph.D., is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since September 2014. Enrique Chang, Global Chief Investment Officer of Janus Henderson Investors, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2014.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500***
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, accounts held through certain wrap programs, and certain retail brokerage accounts.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Shareholders who invest through financial intermediaries with supermarket and/or self-directed brokerage platforms that maintain omnibus accounts and charge asset-based service fees may not be subject to this minimum. Please contact your financial intermediary for more information.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
19	Janus Henderson Global Allocation Fund – Moderate

Fund summary

Janus Henderson Global Allocation Fund – Growth
Ticker:	JGCAX	Class A Shares	JGCSX	Class S Shares	JSPGX	Class T Shares
	JGCCX	Class C Shares	JGCIX	Class I Shares

INVESTMENT OBJECTIVE
Janus Henderson Global Allocation Fund – Growth seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 58 of the Fund’s Prospectus and in the “Purchases” section on page 60 of the Fund’s Statement of Additional Information. In addition, please see Appendix B – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class T
Management Fees	0.05%	0.05%	0.05%	0.05%	0.05%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None
Other Expenses	0.16%	0.17%	0.35%	0.15%	0.32%
Acquired Fund(1) Fees and Expenses	0.72%	0.72%	0.72%	0.72%	0.72%
Total Annual Fund Operating Expenses(2)	1.18%	1.94%	1.37%	0.92%	1.09%
Fee Waiver(2)	0.00%	0.00%	0.01%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.18%	1.94%	1.36%	0.92%	1.09%

(1)	“Acquired Fund” refers to any underlying fund in which the Fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses the Fund incurs as a result of investing in shares of an underlying fund. The Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
(2)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; and extraordinary expenses) exceed 0.14% until at least November 1, 2019. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the operating expenses of the
20	Janus Henderson Global Allocation Fund – Growth

underlying funds) without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 688	$ 928	$ 1,187	$ 1,924
Class C Shares	$ 297	$ 609	$ 1,047	$ 2,264
Class S Shares	$ 139	$ 434	$ 750	$ 1,646
Class I Shares	$ 94	$ 293	$ 509	$ 1,131
Class T Shares	$ 111	$ 347	$ 601	$ 1,329

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 688	$ 928	$ 1,187	$ 1,924
Class C Shares	$ 197	$ 609	$ 1,047	$ 2,264
Class S Shares	$ 139	$ 434	$ 750	$ 1,646
Class I Shares	$ 94	$ 293	$ 509	$ 1,131
Class T Shares	$ 111	$ 347	$ 601	$ 1,329

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing in other Janus Henderson mutual funds (“underlying funds”) that represent a variety of asset classes and investment styles and provide exposure to issuers that are economically tied to countries throughout the world. Through its investments in underlying funds, the Fund invests in issuers from several different countries. As a result, the Fund normally will have approximately 40% to 65% of its net assets allocated to non-U.S. investments. The Fund may also have significant exposure to emerging markets.
The Fund invests in a diversified portfolio of underlying funds, resulting in an allocation of the Fund’s investments that normally provides exposure of approximately 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. The target allocation and the allocation of the Fund’s assets among underlying funds are based on quantitative and qualitative analysis. Because it invests in other funds, the Fund is considered a “fund of funds.”
The Fund’s asset allocation is intended to diversify investments throughout the world among equity investments, fixed-income securities, cash equivalents, and alternative investments. The portfolio managers determine the overall composition of the Fund, oversee the investment process, and are responsible for the day-to-day management of the Fund. The portfolio managers continually monitor asset class allocations and rebalance the Fund’s investments in the underlying funds as needed. The portfolio managers also regularly review the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations.
The Fund will normally allocate approximately 75% of its investments to underlying funds that provide varying exposure to common stocks of U.S.-based companies of varying market capitalizations and international companies (including those with exposure to emerging markets), approximately 15% of its investments to underlying bond funds and money market instruments, and approximately 10% of its investments to underlying funds that seek returns uncorrelated with the returns of stocks and bonds by providing exposure to alternative investments and alternative investment strategies. Refer to Appendix A in this Prospectus for a brief description of the investment strategies of each of the currently available underlying funds.
When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
21	Janus Henderson Global Allocation Fund – Growth

PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking growth of capital and, to a lesser extent, income. Investments in a portfolio with common stock and alternative investment exposure tend to be more volatile than many other investment choices.
Main Risks Associated with the Fund
Allocation Risk.  The Fund’s ability to achieve its investment objective depends largely upon the portfolio managers’ allocation of assets among the underlying funds and other securities, using the optimization process (a process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds) and the judgment of the portfolio managers. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund focuses.
Affiliated Fund Risk.  Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some underlying affiliated mutual funds are generally higher than the fees paid by the Fund or other underlying affiliated mutual funds, which may create a conflict of interest when selecting underlying affiliated mutual funds and share classes for investment. Janus Capital, however, is a fiduciary to the Fund and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds, without taking fees into consideration.
Main Risks Associated with the Underlying Funds and Securities
The biggest risk is that the underlying funds’ returns will vary, and you could lose money.
Market Risk.  Approximately 75% of the Fund’s assets are allocated to equity investments through investments in underlying funds. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Growth Securities Risk.  Certain underlying funds invest in companies that a portfolio manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If a portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Foreign Exposure Risk.  Certain underlying funds may have significant exposure to foreign markets, including emerging markets, as a result of their investments in foreign securities, which can be more volatile than the U.S. markets. As a result, an underlying fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund’s performance than it would in a more geographically diversified portfolio. An underlying fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.  The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of an underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced
22	Janus Henderson Global Allocation Fund – Growth

when an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
Sovereign Debt Risk.  An underlying fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent an underlying fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Fixed-Income Securities Risk.  Approximately 15% of the Fund’s assets are allocated to fixed-income securities through investments in underlying funds. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, an underlying fund may not be able to maintain positive returns. An underlying fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. The Federal Reserve raised the federal funds rate several times in recent periods and has signaled additional increases in the near future. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain underlying fund investments may be reduced. These developments could cause the underlying fund’s net asset value to fluctuate or make it more difficult for the underlying fund to accurately value its securities. These developments or others also could cause an underlying fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the underlying fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the underlying fund and the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the underlying fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the underlying fund and the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund’s portfolio manager would like or at the price the portfolio manager believes the security is currently worth.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce an underlying fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
23	Janus Henderson Global Allocation Fund – Growth

Mathematical Investment Process Risk.  The proprietary mathematical investment process used by Intech, the subadviser to certain underlying funds, may not achieve the desired results. There is a risk that Intech’s method of assessing stocks will not result in the expected volatility or correlation characteristics. In either case, an underlying fund may not outperform its respective benchmark index, and will likely underperform its benchmark index. On an occasional basis, Intech makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the holdings, might not provide the intended results, and may adversely impact the Fund’s performance.
Value Investing Risk.  Certain underlying funds invest in “value” stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Real Estate Securities Risk.  To the extent an underlying fund holds equity and/or debt securities of real estate-related companies, the Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of real estate investment trusts (“REITs”), is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT.
Investment Process Risk.  The portfolio managers of the underlying Janus Henderson Adaptive Global Allocation Fund use certain proprietary models, including a proprietary options implied information model, to implement the underlying fund’s investment strategy. These models may not be successful in identifying how the underlying fund’s allocations and underlying security exposures should be adjusted in order to reduce the risk of loss while participating in the upside growth of capital markets. As a result, there is a risk that the underlying fund may underperform its benchmark if these models do not correctly identify indicators of risk and reward between asset classes, sectors, and regions.
Alternative Investments Allocation Risk.  Approximately 10% of the Fund’s assets are allocated to alternative investments through investments in underlying funds that invest in alternative investment strategies. In connection with the Fund’s allocation to alternative investments, the Fund may invest in Janus Henderson Diversified Alternatives Fund, which seeks returns uncorrelated with the returns generated by investments in stocks and bonds. Janus Henderson Diversified Alternatives Fund’s ability to achieve its investment objective depends largely upon the successful evaluation of the risk, potential returns, and correlation properties with respect to its investments. There is a risk that the returns provided by alternative investments may be subject to high volatility and that an underlying fund’s portfolio manager’s beliefs about the expected returns, risk and correlation properties of one or more of an underlying fund’s investments may be incorrect. There is also a risk that an underlying fund’s investments will correlate with the performance of stocks and bonds to a greater degree than anticipated. All of these factors may negatively affect your investment in the Fund and you could lose money. Investment in the underlying funds also involves derivatives, counterparty, leverage, real estate-related, and commodity-linked investment risks.
Counterparty Risk.  Certain derivative and “over-the-counter” instruments, such as swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations.
Commodity-Linked Investments Risk.  Certain underlying funds may invest in derivatives that have exposure to the commodities markets. Such exposure may subject an underlying fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
Derivatives Risk.  Certain underlying funds may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause an underlying fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.
24	Janus Henderson Global Allocation Fund – Growth

Exchange-Traded Funds Risk.  Certain underlying funds may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. An underlying fund is also subject to the risks associated with the securities in which the ETF invests.
Management Risk.  The underlying funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the underlying funds may fail to produce the intended results. As a result, the Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund commenced operations on July 6, 2009.
•	The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•	The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective share class may have been different. The performance shown for the periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, and Class I Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
25	Janus Henderson Global Allocation Fund – Growth

Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter: 2nd Quarter 2009 18.37%	Worst Quarter: 4th Quarter 2008 – 18.05%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2018 was 2.30%.
Average Annual Total Returns (periods ended 12/31/17)
	1 Year	5 Years	10 Years	Since Inception (12/30/05)
Class T Shares
Return Before Taxes	19.67%	8.35%	4.85%	6.80%
Return After Taxes on Distributions	17.79%	6.90%	3.90%	5.86%
Return After Taxes on Distributions and Sale of Fund Shares	12.37%	6.34%	3.65%	5.33%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	23.97%	10.80%	4.65%	6.49%
Global Growth Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	20.49%	8.81%	4.54%	6.15%
Class A Shares
Return Before Taxes(1)	12.70%	6.94%	4.11%	6.14%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	23.97%	10.80%	4.65%	6.49%
Global Growth Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	20.49%	8.81%	4.54%	6.15%
Class C Shares
Return Before Taxes(2)	17.71%	7.53%	3.99%	5.91%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	23.97%	10.80%	4.65%	6.49%
Global Growth Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	20.49%	8.81%	4.54%	6.15%
26	Janus Henderson Global Allocation Fund – Growth

Average Annual Total Returns (periods ended 12/31/17)
	1 Year	5 Years	10 Years	Since Inception (12/30/05)
Class S Shares
Return Before Taxes	19.29%	8.04%	4.54%	6.46%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	23.97%	10.80%	4.65%	6.49%
Global Growth Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	20.49%	8.81%	4.54%	6.15%
Class I Shares
Return Before Taxes	19.84%	8.47%	4.85%	6.80%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	23.97%	10.80%	4.65%	6.49%
Global Growth Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	20.49%	8.81%	4.54%	6.15%

(1)	Calculated assuming maximum permitted sales loads.
(2)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the MSCI All Country World Indexsm. The Fund also compares its performance to the Global Growth Allocation Index. The indices are described below.
•	The MSCI All Country World Indexsm is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.
•	The Global Growth Allocation Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the MSCI All Country World Indexsm (80%) and the Bloomberg Barclays Global Aggregate Bond Index (20%).
After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
27	Janus Henderson Global Allocation Fund – Growth

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Ashwin Alankar, Ph.D., is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since September 2014. Enrique Chang, Global Chief Investment Officer of Janus Henderson Investors, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2014.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500***
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, accounts held through certain wrap programs, and certain retail brokerage accounts.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Shareholders who invest through financial intermediaries with supermarket and/or self-directed brokerage platforms that maintain omnibus accounts and charge asset-based service fees may not be subject to this minimum. Please contact your financial intermediary for more information.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
28	Janus Henderson Global Allocation Fund – Growth

Additional information about the Funds

Fees and expenses
Each Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. The Funds’ returns are net of these expenses. Expenses may be higher or lower depending upon the allocation of the Funds’ assets among the underlying funds and the actual expenses of the underlying funds, including any expenses associated with the underlying funds’ investments in exchange-traded funds.
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended June 30, 2018.
•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads.
•	“Annual Fund Operating Expenses” are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Fund Summary shows, these costs are borne indirectly by all shareholders.
•	The “Management Fee” is the investment advisory fee rate paid by each Fund to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•	“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.
•	A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the Example in each Fund Summary.
•	A contingent deferred sales charge of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder’s Guide.
•	“Other Expenses”
°	for Class A Shares, Class C Shares, and Class I Shares, may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.
°	for Class S Shares and Class T Shares, include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC (“Janus Services”), the Funds’ transfer agent, for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.
°	for all classes, may include reimbursement to Janus Capital for certain out-of-pocket costs related to the administration of the Funds and to Janus Services of its out-of-pocket costs for serving as transfer agent and providing, or arranging by others the provision of, servicing to shareholders.
•	Janus Capital has contractually agreed to waive and/or reimburse each Fund’s “Total Annual Fund Operating Expenses” to certain limits until at least November 1, 2019. The expense limits are described in the “Management Expenses” section of this Prospectus.
•	All expenses in a Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
This Prospectus provides information about the Funds, a group of mutual funds that invest in Janus Henderson stock and bond mutual funds, money market instruments, and alternative investment strategies (the “underlying funds”). Because they invest in other funds, each Fund is considered a “fund of funds.” The term “fund of funds” is used to describe a mutual fund that pursues its investment objective by investing primarily in other mutual funds, rather than in individual stocks, bonds, or
29	Janus Investment Fund

alternative investment strategies. A fund of funds bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. The Funds are best suited for long-term investors.
This section takes a closer look at the Funds’ principal investment strategies, as well as certain risks of investing in the Funds. Please carefully review the “Risks of the Funds” section of this Prospectus for a discussion of risks associated with certain investment techniques. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout this Prospectus.
The Funds offer three choices for different investment styles. Because investors’ risk tolerances, investment goals, investment time horizons, and financial circumstances may be different, each Fund offers a different strategy for attaining capital growth and income. The allocation to stocks, bonds, and alternative investment strategies in each Fund reflects its greater or lesser emphasis on pursuing growth of capital or current income. The following illustrates each Fund’s relative emphasis on seeking growth of capital and seeking income.
Each Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments, and may also invest in money market instruments or cash/cash equivalents. The following table indicates each Fund’s long-term expected average asset allocation, which is how each Fund’s investments generally will be allocated among the major asset classes and strategies over the long term, as well as the ranges, under normal market conditions, within which each Fund’s asset class allocations generally will vary over short-term periods.
	Janus Henderson Global Allocation Fund – Conservative	Janus Henderson Global Allocation Fund – Moderate	Janus Henderson Global Allocation Fund – Growth
Long-Term Expected Average Asset Allocation
Equity Investments	40%	55%	75%
Fixed-Income Securities and Money Market Instruments	55%	35%	15%
Alternative Investments	5%	10%	10%
Normal Asset Allocation Range
Equity Investments	30%-50%	45%-65%	70%-85%
Fixed-Income Securities and Money Market Instruments	50%-65%	30%-45%	10%-25%
Alternative Investments	0%-20%	5%-20%	5%-20%

Each Fund will normally allocate its investments to underlying funds that provide varying exposure to U.S.-based companies of varying market capitalizations, international companies (including those with exposure to emerging markets), bonds and money market instruments, derivatives, currency strategies, and alternative investments. The allocations may change from time to time to reflect market fluctuations or in response to various economic or other factors as deemed appropriate by the portfolio managers. The Equity/Fixed Income/Alternative long-term expected average asset allocation targets and normal asset allocation ranges, as well as the underlying funds and investments in each underlying fund, may change from time to time without shareholder approval or notice.
Although each Fund can invest in any or all of the underlying funds described in Appendix A of this Prospectus, it is expected that each Fund will normally invest in only some of the underlying funds at any particular time. A Fund’s investment in any underlying fund may exceed 25% of such Fund’s total assets. For information on the underlying Janus Henderson funds currently available for investment by the Funds, including investment objectives and strategies, see “Investment Objectives and Strategies of the Underlying Funds” in Appendix A. In addition to investing in the underlying funds shown in the following table, at the discretion of Janus Capital and without prior shareholder notification, the Funds may invest in additional Janus Henderson funds established in the future.
30	Janus Investment Fund

The following table shows the asset categories and the list of currently available underlying funds for each category as of the date of this Prospectus. These categories and the respective underlying funds may change at any time without prior notice.
Asset Category – Potential Underlying Funds*
Equity Investments (Stocks)
Janus Henderson Adaptive Global Allocation Fund	Janus Henderson Global Life Sciences Fund	Janus Henderson Mid Cap Value Fund
Janus Henderson Asia Equity Fund	Janus Henderson Global Real Estate Fund	Janus Henderson Overseas Fund
Janus Henderson Balanced Fund	Janus Henderson Global Research Fund	Janus Henderson Research Fund
Janus Henderson Contrarian Fund	Janus Henderson Global Select Fund	Janus Henderson Select Value Fund
Janus Henderson Emerging Markets Managed Volatility Fund	Janus Henderson Global Technology Fund	Janus Henderson Small Cap Value Fund
Janus Henderson Enterprise Fund	Janus Henderson Global Value Fund	Janus Henderson Triton Fund
Janus Henderson European Focus Fund	Janus Henderson Growth and Income Fund	Janus Henderson Value Plus Income Fund
Janus Henderson Forty Fund	Janus Henderson International Managed Volatility Fund	Janus Henderson Venture Fund
Janus Henderson Global Equity Income Fund	Janus Henderson International Value Fund	Janus Henderson U.S. Managed Volatility Fund
Janus Henderson Global Income Managed Volatility Fund	Janus Henderson Large Cap Value Fund
Fixed-Income Securities (Bonds)
Janus Henderson Flexible Bond Fund	Janus Henderson High-Yield Fund	Janus Henderson Short-Term Bond Fund
Janus Henderson Global Bond Fund	Janus Henderson Multi-Sector Income Fund	Janus Henderson Strategic Income Fund
Alternative Investments
Janus Henderson Diversified Alternatives Fund	Janus Henderson Global Unconstrained Bond Fund

*	Each Fund intends to invest in the most cost effective available class of shares of the Janus Investment Fund underlying funds, subject to applicable regulatory or investment management considerations.
Actual holdings percentages may vary due to actual cash flows and changes to the underlying funds’ asset values. In addition, the Funds may reallocate their assets among these or any underlying funds as described in this Prospectus, including investing a portion or all of its assets in cash equivalents or a money market fund. The Funds and certain underlying funds may purchase unlimited shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. Janus Capital may change the asset class allocations, the underlying funds, an underlying fund’s asset category, or weightings among asset classes or underlying funds without prior notice to shareholders. Information regarding a Fund’s actual allocations to underlying funds is available to shareholders on a periodic basis through the Funds’ annual reports, semiannual reports, and certain other reports filed with the Securities and Exchange Commission, as well as at janushenderson.com/advisor/mutual-funds. Please refer to “Availability of Portfolio Holdings Information” in this Prospectus to learn how to access the most recent allocation information.
The following table summarizes the management process:
Action	Normal Frequency
Establish strategic asset class allocation policy	Annually
Monitor asset class allocations	Ongoing
Review/rebalance Fund allocations	As needed
Review asset (and sub-asset) class exposures/classifications	Annually

The Funds’ Board of Trustees (“Trustees”) may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.
Unless otherwise stated, the following additional investment strategies and general policies apply to the Funds and the underlying funds. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent.
31	Janus Investment Fund

Cash Position
A Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
Portfolio Turnover
The Funds normally seek long-term investment, although the Funds may sell shares of the underlying funds regardless of how long they have been held. Portfolio turnover is affected by market conditions, changes in the size of a Fund (including due to shareholder purchases and redemptions), the nature of a Fund’s investments, and the judgment of the portfolio managers. Changes are normally made in a Fund’s holdings whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions regarding asset allocations among the underlying funds. The Funds’ transactions in the underlying funds do not entail brokerage commissions, but may result in taxable capital gains. The “Financial Highlights” section of this Prospectus shows the Funds’ historical turnover rates.
Risks of the Funds
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. To varying degrees, each Fund intends to allocate assets among underlying funds that invest in stocks, fixed-income securities, money market instruments or cash/cash equivalents, and alternative investment strategies, while also making efforts to minimize risk exposure within the selection of investments in a variety of Janus Henderson funds. The allocation of each Fund’s assets to underlying funds may not be successful in achieving the Fund’s investment objective. There is a risk that you may experience lower returns by investing in a Fund instead of investing directly in an underlying fund. A Fund’s returns are directly related to the aggregate performance and expenses of the underlying funds in which it invests. Certain of the underlying funds in which a Fund may invest have operated for shorter time periods and therefore have limited investment results, smaller asset bases, and estimated expense ratios. Investments by a Fund in such an underlying fund may increase the indirect expenses paid by the Fund and may result in the Fund not achieving its investment objective.
There is additional risk for the Funds with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in a Fund indirectly having concentrated assets in a particular industry, geographical sector, or single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the Fund’s returns. The Funds do not control the investments of the underlying funds, or any indirect concentration that occurs as a result of the underlying funds following their investment objectives.
The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results. A Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Janus Capital manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, because Janus Capital is the adviser to the Funds and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Funds among underlying funds. The portfolio managers, officers, and Trustees of the Funds may also serve in the same capacity as portfolio managers, officers, and Trustees of the underlying funds. Conflicts may arise as the portfolio managers, officers, and Trustees seek to fulfill their fiduciary responsibilities to the Funds and the underlying funds. Purchases and redemptions of an underlying fund by a Fund due to reallocations or rebalancing may result in an underlying fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Fund could cause an
32	Janus Investment Fund

underlying fund’s actual expenses to increase, or could result in an underlying fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the underlying fund’s expense ratio. The impact of these transactions is likely to be greater when a Fund purchases, redeems, or owns a substantial portion of the underlying fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ SAI.
Each Fund invests in underlying funds that may invest substantially all of their assets in common stocks. The main risk associated with investing in those funds is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, an underlying fund’s share price may also decrease.
Each Fund also invests in underlying funds that may invest substantially all of their assets in fixed-income securities or income-generating securities. Investing in this type of underlying fund may expose a Fund to risks such as credit risk and interest rate fluctuations. In addition, a Fund’s performance may also be affected by risks of certain types of investments by the underlying funds, such as foreign (non-U.S.) securities and derivative instruments.
An underlying fund’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, derivative investments, exchange-traded funds, non-investment grade bonds (also known as “junk” bonds), initial public offerings, or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s use of such investments may have a magnified performance impact on an underlying fund with a small asset base and the underlying fund may not experience similar performance as its assets grow.
The following information is intended to help you better understand some of the risks of investing in the Funds. The impact of the following risks on a Fund may vary depending on the Fund’s investment allocation. The greater a Fund’s allocation to an underlying fund or investment, the greater the Fund’s exposure to the risks associated with that underlying fund or investment. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund.
Collateral Risk.  With respect to collateral received in repurchase transactions or other investments, an underlying fund may have significant exposure to financial services, mortgage markets, and government agencies not secured by the full faith and credit of the United States. Such exposure, depending on market conditions, could have a negative impact on an underlying fund, including minimizing the value of any collateral.
Concentration Risk.  An underlying fund may focus its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the underlying fund’s net asset value. In addition, an underlying fund that concentrates its assets in the real estate and real estate-related industries will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, real estate investment trust (“REIT”) prices may drop, and changes in federal or state tax laws may affect the value of the securities held by an underlying fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. As a result, such underlying funds may be subject to greater risks and their net asset value may fluctuate more than a fund that does not concentrate its investments.
Counterparty Risk.  Underlying fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the underlying fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to an underlying fund. The underlying fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. An underlying fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the underlying fund’s cash balance is invested in one or more types of cash management vehicles. In addition, an underlying fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). The underlying funds intend to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy
33	Janus Investment Fund

at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that an underlying fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk.  Through a Fund’s investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks for an underlying fund is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact an underlying fund’s returns and yield.
Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact an underlying fund’s return and yield. If a security has not received a rating, an underlying fund must rely upon Janus Capital’s credit assessment, which if incorrect can also impact the underlying fund’s returns and yield. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Currency Risk.  An underlying fund’s investments and strategies will involve exposure to foreign currencies. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as an underlying fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the underlying fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency. Additionally, and as a result of an underlying fund’s use of currency investment strategies, the underlying fund’s net currency positions may expose the underlying fund to losses independent of any securities positions.
Derivatives Risk.  Certain underlying funds may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause an underlying fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by an underlying fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent an underlying fund enters into short derivative positions, the underlying fund may be exposed to risks similar to those associated with short sales, including the risk that the underlying fund’s losses are theoretically unlimited.
Emerging Markets Risk.  Within the parameters of its specific investment policies, an underlying fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. To the extent that an underlying fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on an underlying fund’s investments. The securities markets of many of these countries may also be smaller, less liquid, and subject to greater price volatility than those in the
34	Janus Investment Fund

United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for an underlying fund to obtain or to enforce a judgment against the issuers of such securities. In addition, an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the underlying fund’s performance. An underlying fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent an underlying fund invests in Chinese local market securities. Some of the risks of investing directly in foreign and emerging market securities may be reduced when an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
Equity Securities Risk.  The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed-income securities. These risks are generally magnified in the case of equity investments in distressed companies.
Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that an underlying fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the underlying fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on an underlying fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk.  Certain underlying funds may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in an underlying fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs have certain inherent risks generally associated with investments in a portfolio of securities in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, an
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underlying fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect an underlying fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. To the extent an underlying fund invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Fixed-Income Securities Risk.  Through a Fund’s investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. During periods of very low or negative interest rates, an underlying fund may not be able to maintain positive returns.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in an underlying fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund’s portfolio manager would like or at the price the portfolio manager believes the security is currently worth. To the extent an underlying fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that an underlying fund invests in derivatives tied to fixed-income securities, such underlying fund may be more substantially exposed to these risks than an underlying fund that does not invest in such derivatives.
The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed-income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. An underlying fund may also be subject to heightened interest rate and liquidity risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. The Federal Reserve raised the federal funds rate several times in recent periods and has signaled additional increases in the near future. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain underlying fund investments may be reduced. These developments could cause the underlying fund’s net asset value to fluctuate or make it more difficult for the underlying fund to accurately value its securities. These developments or others also could cause an underlying fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the underlying fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the underlying fund and the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the underlying fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the underlying fund and the Fund.
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Floating Rate Obligations Risk.  There may be a number of intermediate participants in floating rate obligation transactions and loan agreements that have specific rights and obligations, and terms and conditions. Unexpected changes in the interest rates on floating rate obligations could result in losses to an underlying fund. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations and that there may be restrictions on their transfer. As a result, an underlying fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value.
Foreign Exposure Risk.  Certain underlying funds may have significant exposure to foreign markets as a result of their investments in foreign equity and debt securities, including investments in emerging markets, which can be more volatile than the U.S. markets. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, management, and shareholder base. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities and an underlying fund’s returns and net asset value may depend on factors other than the performance of a particular company. These factors include, but may not be limited to, fluctuations in currency exchange rates, political and economic risk, regulatory risk, foreign market risk, geographic investment risk, and transaction costs. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for an underlying fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund’s performance than it would in a more geographically diversified portfolio. To the extent an underlying fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
High-Yield/High-Risk Bond Risk.  A high-yield/high-risk bond (also known as a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. The underlying Janus Henderson Global Unconstrained Bond Fund and Janus Henderson High-Yield Fund may invest without limit in high-yield/high-risk bonds. The underlying Janus Henderson Strategic Income Fund may invest a substantial amount of its net assets in high-yield/high-risk bonds. Other underlying funds have limits related to their investments in high-yield/high-risk bonds that range from 65% or less to 20% or less of their net assets. High-yield/high-risk bonds may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Industry Risk.  Although the Funds do not concentrate their investments in specific industries, certain underlying funds may invest in companies related in such a way that they react similarly to certain industry-specific market or economic developments. For example, in the life sciences, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in
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technology-related industries, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in an underlying fund’s portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in an underlying fund’s portfolio may become rapidly obsolete or have relatively short product cycles. As a result, such underlying funds’ returns may be considerably more volatile than the returns of an underlying fund that does not invest in similarly related companies.
Inflation-Related Investments Risk.  Inflation-linked swaps, inflation-linked bonds (including Treasury Inflation-Protected Securities, also known as TIPS), and other inflation-linked securities are subject to inflation risk. A swap held long by an underlying fund can potentially lose value if the rate of inflation over the life of the swap is less than the fixed rate that the underlying fund agrees to pay at the initiation of the swap. Except for an underlying fund’s investments in TIPS, which are guaranteed as to principal by the U.S. Treasury, the inflation-adjusted principal value of inflation-linked bonds repaid at maturity may be less than the original principal. Because of their inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate securities. In the event of deflation, where prices decline over time, the principal and income of inflation-linked bonds will likely decline, resulting in losses to an underlying fund.
Initial Public Offering Risk.  A Fund may invest in underlying funds that may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. To the extent a Fund is invested in underlying funds that purchase shares issued in IPOs, the Fund is exposed to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the underlying funds in which a Fund invests, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on certain underlying funds’ performance in the past, there can be no assurance that the underlying funds will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of underlying funds to which IPO securities are allocated increases, the number of securities issued to any one underlying fund may decrease. In addition, as a Fund or underlying fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Interest Rate Risk.  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.
Investment Process Risk.  The portfolio managers of the underlying Janus Henderson Adaptive Global Allocation Fund use certain proprietary models, including a proprietary options implied information model, to implement the underlying fund’s investment strategy. These models may not be successful in identifying how the underlying fund’s allocations and underlying security exposures should be adjusted in order to reduce the risk of loss while participating in the upside growth of capital markets. As a result, there is a risk that the underlying fund may underperform its benchmark if these models do not correctly identify indicators of risk and reward between asset classes, sectors, and regions. Further, while the use of these models and subsequent portfolio reallocations are intended to benefit investors that invest in the underlying fund, these techniques could in certain cases have a detrimental effect on the underlying fund, including increasing portfolio turnover (and related transactions costs) and causing the underlying fund to incur taxable gains.
Leverage Risk.  Engaging in transactions using leverage or those having a leveraging effect subjects an underlying fund to certain risks. Leverage can magnify the effect of any gains or losses, causing an underlying fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject an underlying fund to leveraged market exposure to commodities. In addition, an underlying fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the underlying fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Liquidity Risk.  An underlying fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. An underlying fund may also make investments that may
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become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, an underlying fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect an underlying fund’s value or prevent such underlying fund from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that an underlying fund invests in Rule 144A and restricted securities.
Loan Risk.  Certain underlying funds may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. The bank loans in which an underlying fund may invest may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. An underlying fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Some participation interests and assignments may not be considered “securities,” and purchasers, such as an underlying fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because Janus Capital, in the course of investing an underlying fund’s assets in loans, may have access to material non-public information regarding the borrower, the ability of an underlying fund to purchase or sell publicly-traded securities of such borrowers may be restricted. In addition, to the extent an underlying fund invests in non-U.S. bank loan investments, those investments are subject to the risks of foreign investment, including Eurozone risk. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. In addition to the risks associated with bank loans, an underlying fund’s investments in bridge loans may subject a Fund to certain risks, including the risk that a borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. An underlying fund’s investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations.
Long/Short Position Risk.  The value of an underlying fund’s long portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if an underlying fund’s portfolio managers are incorrect about their assessment of a company’s intrinsic worth. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s long portfolio could also decrease if there are deteriorating economic or market conditions. Conversely, an underlying fund’s short positions may result in a loss (which may be unlimited) if the value of an individual company or security, or multiple companies or securities, in the portfolio increases or if the stock market goes up, regardless of how well the businesses of individual companies or securities in the portfolio perform. If the value of an underlying fund’s portfolio decreases, the underlying fund’s net asset value will also decrease.
Market Risk.  Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests. As discussed in more detail under “Fixed-Income Securities Risk,” the conclusion of the Federal Reserve Board’s quantitative easing program and subsequent increases of the target range for the
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federal funds rate could cause the value of an underlying fund to decrease and result in heightened levels of market volatility as well as interest rate risk and liquidity risk. If the value of the underlying fund’s portfolio decreases, an underlying fund’s net asset value will also decrease, resulting in a decrease in a Fund’s net asset value, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Mathematical Investment Process Risk.  The proprietary mathematical investment process used by Intech, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and Intech may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders. There is a risk that if Intech’s method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the underlying fund may not outperform its respective benchmark index. On an occasional basis, Intech makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact a Fund’s performance. In addition, others may attempt to utilize public information related to Intech’s investment strategy in a way that may affect performance. To minimize the risk of significant underperformance relative to an underlying fund’s benchmark index, Intech has designed certain risk controls. In addition, the underlying funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, Intech may invest in exchange-traded funds or use futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.
Money Market Fund Investment Risk.  By investing in a money market fund, an underlying fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective and, therefore, an underlying fund, through its investment in a money market fund, may not achieve its investment objective. To the extent an underlying fund transacts in instruments such as derivatives, such underlying fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from such underlying fund’s investments in derivatives. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their NAVs. Certain money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future.
Rules adopted by the Securities and Exchange Commission (“SEC”) require, among other things, certain money market funds to cause transactions in shares of these funds to be effected using a fund’s NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). “Government Money Market Funds” and “Retail Money Market Funds” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, are not subject to the floating NAV requirements. In addition, money market funds may impose a fee upon sale of shares or may temporarily suspend the ability to sell shares of the money market fund if the money market fund’s liquidity falls below required minimums because of market conditions or other factors.
There can be no assurance that an underlying fund’s investments in money market funds are not adversely affected by reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.
In addition to the fees and expenses that an underlying fund directly bears, an underlying fund indirectly bears the fees and expenses of any money market fund in which it invests. To the extent these fees and expenses are expected to equal or exceed 0.01% of an underlying fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses section set forth in the underlying fund’s prospectus.
Mortgage- and Asset-Backed Securities Risk.  Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the
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price of mortgage-backed securities may fall, causing an underlying fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce an underlying fund’s returns because the underlying fund will have to reinvest that money at lower prevailing interest rates. Investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.
Similarly, the value of an underlying fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. An underlying fund could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.
Nondiversification Risk.  Certain underlying funds are classified as nondiversified under the Investment Company Act of 1940, as amended (the “1940 Act”), and may hold a greater percentage of their assets in a smaller number of issuers. As a result, an increase or decrease in the value of a single security held by an underlying fund may have a greater impact on the underlying fund’s net asset value and total return. Being nondiversified may also make an underlying fund more susceptible to financial, economic, political, or other developments that may impact a security. Although an underlying fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the underlying fund’s portfolio manager more flexibility to hold larger positions in a smaller number of securities than an underlying fund that is classified as diversified. An underlying fund’s policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the underlying fund’s performance and its share price.
Portfolio Turnover Risk.  Increased portfolio turnover of underlying funds may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance.
Real Estate Securities Risk.  To the extent an underlying fund holds equity and/or debt securities of real estate-related companies, a Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT.
REIT Risk.  To the extent an underlying fund holds REITs, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders.
Reverse Repurchase Agreement Risk.  Reverse repurchase agreements are transactions in which an underlying fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount
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reflecting the interest cost to the underlying fund on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that an underlying fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to an underlying fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by an underlying fund with those proceeds, resulting in reduced returns to shareholders. When an underlying fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations. In the event of such a default, the underlying fund may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on the underlying fund’s portfolio.
Rule 144A Securities Risk.  Certain underlying funds may invest in Rule 144A securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but which may be resold to certain institutional investors. Such securities may be determined to be liquid in accordance with the underlying funds’ applicable policies and procedures and Rule 22e-4. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect negatively an underlying fund’s ability to dispose of such securities promptly or at expected prices. As such, even if determined to be liquid, an underlying fund’s investment in Rule 144A securities may subject the underlying fund to enhanced liquidity risk and potentially increase the underlying fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.
Securities Lending Risk.  An underlying fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. An underlying fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When an underlying fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The underlying fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the underlying fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying fund may experience delays and costs in recovering the security or gaining access to the collateral provided to collateralize the loan. If the underlying fund is unable to recover a security on loan, the underlying fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales Risk.  Short sales are speculative transactions and involve special risks, including a greater reliance on the ability of an underlying fund’s portfolio manager to accurately anticipate the future value of a security. An underlying fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. An underlying fund’s losses are potentially unlimited in a short sale transaction. The use of short sales may also cause an underlying fund to have higher expenses than those of other underlying funds. In addition, due to the investment process of long and short positions, an underlying fund may be subject to additional transaction costs that may lower the underlying fund’s returns. An underlying fund’s use of short sales may also have a leveraging effect on the underlying fund’s portfolio.
Small- and Mid-Sized Companies Risk.  Due to certain underlying funds’ investments in securities issued by small- and mid-sized companies, the underlying funds’ net asset value may fluctuate more than that of an underlying fund investing primarily in large companies. An underlying fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on an underlying fund’s returns, especially as market conditions change.
Sovereign Debt Risk.  Certain underlying funds may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in
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sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. An underlying fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the underlying fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent an underlying fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Subsidiary Risk.  Certain underlying funds may gain exposure to the commodities markets by investing in wholly-owned subsidiaries organized under the laws of the Cayman Islands (each, a “Subsidiary”). By investing in a Subsidiary, an underlying fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the underlying fund. Each Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. The Internal Revenue Service (“IRS”) has previously issued a number of private letter rulings to mutual funds (but not the underlying fund), in which it ruled that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as a Subsidiary, constitutes qualifying income. The IRS has suspended the issuance of any further private letter rulings pending a review of its position. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or a Subsidiary to operate as described in the underlying fund’s prospectus and the SAI. Such changes could adversely affect the underlying fund’s ability to meet its investment objective and jeopardize the underlying fund’s status as a regulated investment company under the U.S. tax code, which in turn may subject the underlying fund to higher tax rates and/or penalties.
Swap Agreements Risk.  Certain underlying funds may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their portfolios from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to the underlying fund. If the other party to a swap defaults, the underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If an underlying fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the underlying fund and reduce the underlying fund’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
TBA Commitments Risk.  Certain underlying funds may enter into “to be announced” or “TBA” commitments. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, an underlying fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to an underlying fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the securities, the underlying fund could suffer a loss. At the time of its acquisition, a TBA security may be valued at less than the purchase price. When an underlying fund sells a TBA security prior to settlement, it does not participate in future gains or losses with respect to the security. An underlying fund is generally not required to pay for the TBA security until the settlement date and, as a result, if the underlying fund remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
Unconstrained Investing Risk.  Because the portfolio manager of the underlying Janus Henderson Global Unconstrained Bond Fund employs an unconstrained investment approach, the underlying fund may have exposure to a broad range of securities
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and instruments, credit qualities, maturities, countries, and regions. As a result, there is a greater risk that the underlying fund may underperform the 3-Month USD LIBOR (the underlying fund’s benchmark) if the portfolio manager’s expectations regarding market trends and the interplay of market factors are incorrect. In addition, the underlying fund’s performance may be more volatile than a fund with more tailored investment strategies because the success of the portfolio manager’s selections is dependent on a greater number of variables.
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Management of the Funds

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Funds and the underlying funds. Janus Capital is responsible for the day-to-day management of the Funds’ investment portfolios, as well as the investment portfolios of certain underlying funds, and furnishes continuous advice and recommendations concerning the Funds’ investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Funds.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
The terms of the exemptive order that are discussed above may also apply to the underlying funds because they are managed by Janus Capital. Refer to the underlying funds’ prospectuses for additional detail.
Janus Capital furnishes certain administration, compliance, and accounting services to the Funds, including providing office space for the Funds and providing personnel to serve as officers to the Funds. Janus Capital generally pays the salaries, fees, and expenses of Fund officers with respect to services provided to the Funds, although some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds.
Management expenses
Each Fund pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital also receives an investment advisory fee for managing the underlying funds. Refer to the underlying funds’ prospectuses for specific information about investment advisory fees.
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The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers). The rate shown is a fixed rate based on each Fund’s average daily net assets.
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate(1) (%) (for the fiscal year ended June 30, 2018)
Janus Henderson Global Allocation Fund – Conservative	All Asset Levels	0.05	0.05
Janus Henderson Global Allocation Fund – Moderate	All Asset Levels	0.05	0.04
Janus Henderson Global Allocation Fund – Growth	All Asset Levels	0.05	0.05

(1)	Janus Capital has agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that each Fund’s total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) exceed certain levels until at least November 1, 2019. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waivers are not reflected in the contractual fee rates shown.
A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements is included in each Fund’s annual report (for the period ending June 30) or semiannual report (for the period ending December 31) to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/info.
Expense Limitations
Janus Capital has contractually agreed to waive the advisory fee payable by each Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2019.
Fund Name	Expense Limit Percentage (%)
Janus Henderson Global Allocation Fund – Conservative	0.14
Janus Henderson Global Allocation Fund – Moderate	0.12
Janus Henderson Global Allocation Fund – Growth	0.14

Subadvisers of Certain Underlying Funds
Intech Investment Management LLC (“Intech”) serves as subadviser to four of the available underlying funds: Janus Henderson Emerging Markets Managed Volatility Fund, Janus Henderson Global Income Managed Volatility Fund, Janus Henderson International Managed Volatility Fund, and Janus Henderson U.S. Managed Volatility Fund (together, the “Intech Funds”). Intech (together with its predecessors), CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, Intech provides day-to-day management of the investment operations of the underlying Intech Funds. Janus Capital owns approximately 97% of Intech.
Perkins Investment Management LLC (“Perkins”) serves as subadviser to seven of the available underlying funds: Janus Henderson Global Value Fund, Janus Henderson International Value Fund, Janus Henderson Large Cap Value Fund, Janus Henderson Mid Cap Value Fund, Janus Henderson Select Value Fund, Janus Henderson Small Cap Value Fund, and Janus
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Henderson Value Plus Income Fund (together, the “Value Funds”). Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the investment operations of the underlying Value Funds, as well as other mutual funds and separate accounts. Janus Capital owns 100% of Perkins.
Investment personnel
Janus Henderson Global Allocation Fund – Conservative
Janus Henderson Global Allocation Fund – Moderate
Janus Henderson Global Allocation Fund – Growth

Co-Portfolio Managers Ashwin Alankar and Enrique Chang jointly share responsibility for the day-to-day management of Janus Henderson Global Allocation Fund – Conservative, Janus Henderson Global Allocation Fund – Moderate, and Janus Henderson Global Allocation Fund – Growth, with no limitation on the authority of one co-portfolio manager in relation to the other.
Ashwin Alankar, Ph.D., is Senior Vice President and Head of Global Asset Allocation of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Allocation Fund – Conservative, Janus Henderson Global Allocation Fund – Moderate, and Janus Henderson Global Allocation Fund – Growth, which he has co-managed since September 2014. Mr. Alankar is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in August 2014. Prior to joining Janus Capital, Mr. Alankar was Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity products and a senior portfolio manager of the firm’s systematic multi-asset class alternative investment efforts from 2010 to 2014. Mr. Alankar holds a Bachelor of Science degree in Mathematics and Chemical Engineering and a Master of Science degree in Chemical Engineering from the Massachusetts Institute of Technology, and a Ph.D. in Finance from the University of California at Berkeley’s Haas School of Business.
Enrique Chang is Global Chief Investment Officer of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Allocation Fund – Conservative, Janus Henderson Global Allocation Fund – Moderate, and Janus Henderson Global Allocation Fund – Growth, which he has co-managed since January 2014. Mr. Chang is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in September 2013. During the previous five years, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments. Mr. Chang holds a Bachelor’s degree in Mathematics from Fairleigh Dickinson University, a Master’s degree in Finance/Quantitative Analysis, and a Master’s degree in Statistics and Operations Research from New York University.
Information about the portfolio managers’ compensation structure and other accounts managed, as well as the range of their individual ownership of securities of the specific Fund(s) they manage and the aggregate range of their individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
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Other information

CLOSED FUND POLICIES
A Fund may limit sales of its Shares to new investors. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed fund’s prospectuses.
LIQUIDATION/REORGANIZATION OF A FUND
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.
DISTRIBUTION OF THE FUNDS
The Funds are distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
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Distributions and taxes

Distributions
To avoid taxation of the Funds, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Distributions are made at the class level, so they may vary from class to class within a single Fund. Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.
Distribution Schedule
Dividends from net investment income and distributions of net capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.
How Distributions Affect a Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund’s daily net asset value (“NAV”). The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund without any sales charge. To receive distributions in cash, contact your financial intermediary, or a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares directly with Janus Capital. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.
TAXES
As with any investment, you should consider the tax consequences of investing in the Funds. The following is a general discussion of certain federal income tax consequences of investing in the Funds. The discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of a Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by a Fund and capital gains from any sale or exchange of Fund shares. A Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the
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Fund at the record date of such payments. Although a Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service.
Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1⁄2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.
Taxes on Sales or Exchanges
Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.
The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.
If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends from net investment income and, after December 31, 2018, payments of gross proceeds from sales of Fund shares and distributions of net capital gains made after December 31, 2018. Shareholders should consult their individual tax advisers regarding the possible implications of this legislation.
For Shares purchased on or after January 1, 2012 and sold thereafter from a taxable account, your intermediary (or the Fund, if you hold Class I Shares directly with Janus Capital) will report cost basis information to you and to the IRS. Your intermediary (or the Fund) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold Class I Shares directly with Janus Capital in which case the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
Taxation of the Funds
Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If a Fund makes such election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all their net investment income and net capital
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gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If a Fund invests in partnerships, it may be subject to state tax liabilities.
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Shareholder’s guide

With certain exceptions, the Funds are generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Funds require that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with a Fund.
The Funds offer multiple classes of shares in order to meet the needs of various types of investors.
Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. In addition, Class A Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. Class A Shares may be offered without an initial sales charge to certain classes of investors such as purchases through certain retirement platforms, certain self-directed brokerage platforms where the financial intermediary is the broker of record, or fee-based platforms. See “Qualifying for a Waiver or Reduction of Class A Shares Sales Charge” in this Shareholder’s Guide for additional details.
Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and, until August 31, 2018, employer-sponsored retirement platforms. Class C Shares pay up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
Effective September 4, 2018, Class C Shares will be closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans will no longer be able to make additional purchases or exchanges into Class C Shares. Other share classes described in this Prospectus as eligible for investment by retirement plans are unaffected by this closure. Certain recordkeepers or financial intermediaries that are unable to close purchases of or exchanges into Class C Shares by their employer-sponsored retirement plan clients by September 4, 2018, due to operational or related constraints, and who contacted Janus Henderson Distributors about not being able to meet this deadline, may continue to facilitate purchases of or exchanges into Class C Shares through December 31, 2018 for their existing employer-sponsored retirement plan clients.
Effective on or about November 1, 2018, Class C Shares will implement an automatic conversion feature pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares. For more information, please refer to “Conversion of Class C Shares to Class A Shares.”
Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class S Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares may also be available to retail investors purchasing in qualified or nonqualified accounts where such accounts are held through an omnibus account at your broker or financial intermediary. For more information please refer to Appendix B which accompanies this Prospectus. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. In addition to these fees and expenses paid by Class I Shares, your broker or financial intermediary may impose a commission or other sales charge on purchases. The nature and amount of such commission or other sales charge for your purchases is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative. Class I Shares are also available to certain
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direct institutional investors including, but not limited to, corporations, certain retirement plans, public pension plans and foundations/endowments, who established Class I Share accounts before August 4, 2017.
Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class T Shares pay up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem Shares, contact your financial intermediary or refer to your plan documents. For Class I Shares held directly with Janus Capital, please contact a Janus Henderson representative at 1-800-333-1181.
Pricing of fund shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The value of a Fund’s investment in an underlying fund is based upon the NAV of the underlying fund. A Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which a Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the Securities and Exchange Commission (“SEC”). Foreign securities held by an underlying fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund’s Shares.
The price you pay for purchases of Shares is the public offering price, which is the NAV next calculated after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. For Class I Shares, although purchases and redemptions are made at the net asset value calculated after your order is received, you may be charged a commission by your broker or other financial institution. The nature and amount of the commission and the times at which it may be collected are determined by your broker. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE.
Securities held by the underlying funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their
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small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The underlying funds use systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, the value for a particular security of a non-money market underlying fund may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of an underlying fund’s portfolio securities and the reflection of such change in a Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While underlying funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as “stale pricing”). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that an underlying fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of an underlying fund may dilute the NAV of that underlying fund, which negatively impacts long-term shareholders of the underlying fund. The Funds’ fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.
Choosing a share class
Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares are offered by this Prospectus. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of Shares and whether or not you are eligible to purchase these Shares, please call 1-877-335-2687.
Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:
•	how much you plan to invest;
•	how long you expect to own the shares;
•	the expenses paid by each class; and
•	for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.
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You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of Shares:
Class A Shares
Initial sales charge on purchases	Up to 5.75%(1)
• reduction of initial sales charge for purchases of $50,000 or more
• initial sales charge waived for purchases of $1 million or more
Deferred sales charge (CDSC)	None except on certain redemptions of Shares purchased without an initial sales charge(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class C Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	1.00% on Shares redeemed within 12 months of purchase(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)
Class S Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class I Shares*
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries*
Minimum initial investment
• institutional investors (investing directly with a Fund)	$1,000,000
• through an intermediary institution	$2,500 **
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
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Class T Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500 (2)
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None

*	In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
**	Exceptions to this minimum may apply for certain tax-deferred, tax-qualified and retirement plans, accounts held through certain wrap programs, and certain retail brokerage accounts.
(1)	May be waived under certain circumstances.
(2)	Shareholders who invest through financial intermediaries with supermarket and/or self-directed brokerage platforms that maintain omnibus accounts and charge asset-based service fees may not be subject to this minimum. Please contact your financial intermediary for more information.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plans
Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A Shares and Class S Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), each Fund pays Janus Henderson Distributors, the Trust’s distributor, a fee for the sale and distribution and/or shareholder servicing of the Shares based on the average daily net assets of each, at the following annual rates:
Class	12b-1 Fee for the Funds
Class A Shares	0.25%
Class C Shares	1.00% (1)
Class S Shares	0.25%

(1)	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.
Under the terms of each Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.
Janus Henderson Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Henderson Distributors may, pursuant to a written agreement between Janus Henderson Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.
Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Henderson Distributors is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.
Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
Class A Shares, Class C Shares, and Class I Shares
Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of
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shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services pays these administrative fees to intermediaries on behalf of the Funds. Janus Services is then reimbursed by the Funds for such payments. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.
Class S Shares and Class T Shares
Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of each Fund for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus Capital. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the Funds. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Funds.
For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.
Payments to financial intermediaries by Janus Capital or its affiliates
From their own assets, Janus Capital or its affiliates pay selected brokerage firms or other financial intermediaries that sell certain classes of Shares of the Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including, but not limited to, the share class or share classes selected by the financial intermediary for a particular channel, platform or investor type, whether such class is open to new investors on a particular platform or channel, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, the payments mentioned above are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus Henderson funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.
In addition, for all share classes, Janus Capital, Janus Henderson Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the NSCC or other
57	Janus Investment Fund

means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. However, as described elsewhere in this Prospectus, your financial adviser and/or his or her firm may also receive 12b-1 fees and/or administrative services fees in connection with your purchase and retention of Janus Henderson funds. When such fees are combined with the payments described above, the aggregate payments being made to a financial intermediary may be substantial. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.
Purchases
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.
With the exception of Class I Shares, purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Funds in certain circumstances as described in the eligibility discussion at the beginning of this “Shareholder’s Guide” section. Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares directly with Janus Capital, or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, a Fund may permit an in-kind purchase of Shares. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds’ behalf. As discussed under “Payments to Financial Intermediaries by Janus Capital or its Affiliates,” Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.
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Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary (or Janus Capital, if you hold Class I Shares directly with a Fund) is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number, and you may be requested to provide information on persons with authority or control over the account, or persons who own (whether directly, indirectly, or beneficially) 25% or more of the entity, such as name, permanent street address, date of birth, and Social Security number. Until verification of an identity is made, your financial intermediary (or Janus Capital, if you hold Class I Shares directly with a Fund) may temporarily limit additional share purchases. In addition, your financial intermediary (or Janus Capital, if you hold Class I Shares directly with a Fund) may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary (or a Janus Henderson representative, if you hold Class I Shares directly with a Fund) if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Minimum Investment Requirements
Class A Shares, Class C Shares, Class S Shares, and Class T Shares
The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Investors should refer to their intermediary for additional information.
The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.
Class I Shares
The minimum investment is $1 million for institutional investors (including, but not limited to, corporations, certain retirement plans, public pension plans and foundations/endowments) who established Class I Share accounts before August 4, 2017 and invest directly with Janus Capital. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Directors, officers, and employees of Janus Henderson Group plc (“JHG”) and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus Henderson representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, accounts held through certain wrap programs, and certain retail brokerage accounts. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.
Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares directly with a Fund, you may receive written notice prior to the closure of your
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Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Each Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.
Systematic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary (or Janus Capital, if you hold Class I Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Initial Sales Charge
Class A Shares
An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Henderson Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.
Amount of Purchase at Offering Price	Class A Shares Sales Charge as a Percentage of Offering Price(1)	Class A Shares Sales Charge as a Percentage of Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 and above	None(2)	None

(1)	Offering Price includes the initial sales charge.
(2)	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
For purchases of Class A Shares of $1,000,000 or greater, from its own assets, Janus Henderson Distributors generally pays financial intermediaries commissions as follows:
•	1.00% on amounts of $1,000,000 but under $4,000,000;
•	0.50% on amounts of $4,000,000 but under $10,000,000;
•	0.25% on amounts of $10,000,000 and above.
The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.
Qualifying for a Waiver or Reduction of Class A Shares Sales Charge
Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their family members): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Henderson Distributors to sell Class A Shares; (ii) directors, officers, and employees of JHG and its affiliates; and (iii) Trustees and officers of the Trust. A “family member” includes, but is not necessarily limited to (based on the reasonable discretion of Janus Capital), a qualifying person’s sibling, spouse or domestic partner, lineal ascendant (mother, father, grandmother, grandfather, great-grandmother, great-grandfather), lineal descendant (son, daughter, step-son, step-daughter, grandson, granddaughter, great-grandson, great-granddaughter) or any sibling, spouse or domestic partner of a family member who is a lineal descendant or ascendant of a qualifying person. In addition, the initial sales charge may be waived on purchases of
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Class A Shares by the following persons: (i) investors purchasing Class A Shares through financial intermediaries on behalf of certain adviser-assisted, employer-sponsored retirement plans, including defined contribution plans, defined benefit plans and other welfare benefit plans such as health savings accounts and voluntary employees’ beneficiary association trust accounts; (ii) investors purchasing Class A Shares through a financial intermediary’s self-directed brokerage platform where the financial intermediary is the broker of record; and (iii) investors purchasing Class A Shares through fee-based broker-dealers or financial advisors, primarily on their advisory account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the advisory account. Adviser-assisted, employer-sponsored defined contribution plans include, for example, 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans. For purposes of qualifying for a waiver of the initial sales charge, the following retirement accounts are not eligible: 403(b) custodial accounts where shares are held on behalf of the individual, and not on behalf of the plan or plan trust, SEP IRAs, Simple IRAs, SAR-SEPs, or Keogh plans. To facilitate the waiver of a sales charge, Janus Henderson Distributors requires an agreement with the financial intermediary submitting trades on behalf of eligible investors.
You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus Henderson funds) with your current purchase of Class A Shares of the Funds and certain other Janus Henderson funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.
In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.
Right of Accumulation.  You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus Henderson funds then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Letter of Intent.  You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. Investments made prior to the signing date are not aggregated with, and are not eligible to be included toward, the investment goal.
You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Capital appreciation, capital gains, and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.
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Aggregating Accounts.  To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:
•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
•	solely controlled business accounts; and
•	single participant retirement plans.
To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.
You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds’ shares, free of charge, and in a clear and prominent format, on our website at janushenderson.com/breakpoints, and by following the appropriate hyperlinks to the specific information.
Conversion of Class C Shares to Class A Shares
Effective November 1, 2018, the Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased.
For Class C Shares held in omnibus accounts on intermediary platforms, the Funds will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.
It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.
Commission on Class C Shares
Janus Henderson Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to financial intermediaries will not receive this amount if they receive 12b-1 fees from the time of initial investment of assets in Class C Shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the shareholder’s responsibility to notify a Fund, or the shareholder’s financial intermediary at the time of purchase, of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. Certain sales charge waivers and/or discounts are described in Appendix B – Intermediary Sales Charge Waivers and Discounts. These sales charge waivers and/or discounts are available only if you purchase your shares through the designated intermediaries. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through another intermediary to receive these waivers or discounts.
Exchanges
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares directly with a Fund, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the
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fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).
•	You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan, with the exception of the Janus Henderson money market funds. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund; all other account types can only exchange to Janus Henderson Government Money Market Fund.
•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will generally only be processed in instances where there is no contingent deferred sales charge (“CDSC”) on the shares to be exchanged and no initial sales charge on the shares to be received. A Fund’s fees and expenses differ between share classes. Please read the Prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.
•	You must meet the minimum investment amount for each fund.
•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds will work with intermediaries to apply the Funds’ exchange limits. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
•	Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
•	Effective September 4, 2018, Class C Shares will be closed to investments by new employer-sponsored retirement plans, and existing employer-sponsored retirement plans will no longer be able to make additional purchases or exchanges into Class C Shares. Certain recordkeepers or financial intermediaries that are unable to close purchases of or exchanges into Class C Shares by their employer-sponsored retirement plan clients by September 4, 2018, due to operational or related constraints, and who contacted Janus Henderson Distributors about not being able to meet this deadline, may continue to facilitate purchases of or exchanges into Class C Shares through December 31, 2018 for their existing employer-sponsored retirement plan clients.
•	Effective November 1, 2018, your Class C Shares that have been held for ten years will automatically convert to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month in which the tenth anniversary of the date of purchase occurs. For more information refer to “Conversion of Class C Shares to Class A Shares.”
Waiver of Sales Charges
Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to an initial sales charge. In addition, Class A Shares received through an exchange of Class C Shares due to an intermediary-driven conversion or an automatic conversion after ten years, or a conversion from a fee-based account to a brokerage account, will not be subject to an initial sales charge. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.
Redemptions
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.
Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct institutional investors holding Class I Shares. Please contact your financial intermediary, a Janus Henderson
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representative (1-800-333-1181) if you hold Class I Shares directly with a Fund, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.
Shares of each Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent within two business days following receipt of the redemption order. The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Large Shareholder Redemptions
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s or underlying fund’s shares. Redemptions by these large shareholders of their holdings may cause a Fund or underlying fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large purchases may adversely affect a Fund’s or underlying fund’s performance to the extent that the Fund or underlying fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s or underlying fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash and subsequent sale of securities received in-kind may result in taxable gains for federal income tax purposes.
While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs and accelerate the recognition of taxable income.
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Systematic Withdrawal Plan
Class A Shares and Class C Shares
You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived, however, the maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.
Class S Shares, Class I Shares, and Class T Shares
You may arrange for periodic redemptions by authorizing your financial intermediary (or Janus Capital, if you hold Class I Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Contingent Deferred Sales Charge
Class A Shares and Class C Shares
A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.
CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:
•	Upon the death or disability of an account owner;
•	Retirement plans and certain other accounts held through a financial intermediary where no sales charge or commission was paid on the purchase of such shares;
•	Retirement plan shareholders taking required minimum distributions;
•	The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;
•	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or
•	If a Fund chooses to liquidate or involuntarily redeem shares in your account.
To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.
Reinstatement Privilege
After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.
Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Funds are intended for long-term investment purposes, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds’ exchange limits or excessive trading policies and procedures may be cancelled or rescinded by a Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through
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intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds’ shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•	exchange limitations as described under “Exchanges”;
•	trade monitoring; and
•	fair valuation of securities as described under “Pricing of Fund Shares”.
The Funds monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Funds’ Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds’ excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds’ excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.
In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Funds’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Capital “fund of funds,” which is a fund that primarily invests in other Janus Henderson mutual funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Funds’ policies and procedures regarding excessive trading may be modified at any time by the Funds’ Trustees.
Excessive Trading Risks
Excessive trading may present risks to a Fund’s long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Underlying funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by an underlying fund, which, in turn, may be held by a Fund, based on events occurring after the close of a foreign market that may not be reflected in the underlying fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as “stale pricing”). Underlying funds that hold thinly-traded
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securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the underlying fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the underlying fund or a Fund, which negatively impacts long-term shareholders. Although the underlying funds have adopted valuation policies and procedures intended to reduce an underlying fund’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the underlying fund.
Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds’ identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.
Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•	Full Holdings. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for each Fund at janushenderson.com/info.
•	Top Holdings. Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
•	Other Information. Certain underlying funds may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors may include the percentage of contribution/detraction to an underlying fund’s performance. Certain underlying funds’ top/bottom fixed-income issuers ranked by performance attribution, including the percentage of attribution to fund performance, average fund weighting, and other relevant data points, may be provided monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
Full portfolio holdings will remain available on the Janus Henderson websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. All exceptions shall be preapproved by the Chief Compliance Officer or her designee. Such exceptions may be made without prior notice to shareholders. A summary of the Funds’ portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds’ SAI.
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Shareholder communications
Statements and Reports
Your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund’s investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus Capital) to obtain these reports. The Funds’ fiscal year ends June 30.
Lost (Unclaimed/Abandoned) Accounts
It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares directly with a Fund) is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor (or Janus Capital) is unable to locate the shareholder, then the financial intermediary or plan sponsor (or Janus Capital) is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.
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Financial highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the fiscal periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Shares of the Funds (assuming reinvestment of all dividends and distributions).
Janus Henderson Global Allocation Fund – Conservative – Class A
	Years ended June 30
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.73	$12.10	$12.83	$13.62	$12.93
Income from investment operations:
Net investment income/(loss)(1)	0.16 (2)	0.10	0.15	0.38	0.22
Net gain/(loss) on investments (both realized and unrealized)	0.43 (2)	0.62	(0.11)	(0.55)	1.55
Total from investment operations	0.59	0.72	0.04	(0.17)	1.77
Less distributions:
Dividends from net investment income	(0.20)	(0.05)	(0.12)	(0.40)	(0.26)
Distributions from capital gains	(0.54)	(0.04)	(0.65)	(0.22)	(0.82)
Total distributions	(0.74)	(0.09)	(0.77)	(0.62)	(1.08)
Net asset value, end of period	$12.58	$12.73	$12.10	$12.83	$13.62
Total return	4.55%	6.01%	0.41%	(1.25)%	14.20%
Net assets, end of period (in thousands)	$4,407	$4,507	$11,944	$12,648	$13,197
Average net assets for the period (in thousands)	$4,494	$7,313	$11,826	$12,831	$12,167
Ratio of gross expenses to average net assets(3)	0.47%	0.46%	0.46%	0.46%	0.48%
Ratio of net expenses to average net assets(3)	0.47%	0.46%	0.46%	0.46%	0.48%
Ratio of net investment income/(loss) to average net assets(3)	1.27% (4)	0.83%	1.27%	2.86%	1.69%
Portfolio turnover rate	14%	25%	5%	20%	13%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.27 and 0.32 per share for Net investment income/(loss) and Net realized and unrealized gain/(loss), respectively. See Note 1 of the Semi-Annual Report for further details.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 2.10% for Ratio of Net Investment Income/(Loss). See Note 1 of the Semi-Annual Report for further details.
69	Janus Investment Fund

Janus Henderson Global Allocation Fund – Conservative – Class C
	Years ended June 30
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.47	$11.88	$12.64	$13.39	$12.73
Income from investment operations:
Net investment income/(loss)(1)	0.07 (2)	0.03	0.09	0.32	0.13
Net gain/(loss) on investments (both realized and unrealized)	0.41 (2)	0.62	(0.13)	(0.53)	1.52
Total from investment operations	0.48	0.65	(0.04)	(0.21)	1.65
Less distributions:
Dividends from net investment income	(0.11)	(0.02)	(0.07)	(0.32)	(0.17)
Distributions from capital gains	(0.54)	(0.04)	(0.65)	(0.22)	(0.82)
Total distributions	(0.65)	(0.06)	(0.72)	(0.54)	(0.99)
Net asset value, end of period	$12.30	$12.47	$11.88	$12.64	$13.39
Total return	3.81%	5.50%	(0.18)%	(1.58)%	13.37%
Net assets, end of period (in thousands)	$15,665	$16,752	$20,972	$20,866	$22,215
Average net assets for the period (in thousands)	$16,576	$18,722	$20,085	$22,092	$19,860
Ratio of gross expenses to average net assets(3)	1.14%	1.00%	0.97%	0.86%	1.15%
Ratio of net expenses to average net assets(3)	1.14%	1.00%	0.97%	0.86%	1.15%
Ratio of net investment income/(loss) to average net assets(3)	0.58% (4)	0.22%	0.72%	2.48%	1.03%
Portfolio turnover rate	14%	25%	5%	20%	13%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.18 and 0.30 per share for Net investment income/(loss) and Net realized and unrealized gain/(loss), respectively. See Note 1 of the Semi-Annual Report for further details.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 1.41% for Ratio of Net Investment Income/(Loss). See Note 1 of the Semi-Annual Report for further details.
70	Janus Investment Fund

Janus Henderson Global Allocation Fund – Conservative – Class S
	Years ended June 30
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.66	$12.07	$12.79	$13.58	$12.91
Income from investment operations:
Net investment income/(loss)(1)	0.16 (2)	0.07	0.13	0.34	0.20
Net gain/(loss) on investments (both realized and unrealized)	0.40 (2)	0.63	(0.12)	(0.53)	1.54
Total from investment operations	0.56	0.70	0.01	(0.19)	1.74
Less distributions:
Dividends from net investment income	(0.17)	(0.07)	(0.08)	(0.38)	(0.25)
Distributions from capital gains	(0.54)	(0.04)	(0.65)	(0.22)	(0.82)
Total distributions	(0.71)	(0.11)	(0.73)	(0.60)	(1.07)
Net asset value, end of period	$12.51	$12.66	$12.07	$12.79	$13.58
Total return	4.35%	5.84%	0.24%	(1.37)%	13.96%
Net assets, end of period (in thousands)	$960	$1,541	$1,579	$2,499	$2,043
Average net assets for the period (in thousands)	$1,266	$1,573	$2,044	$2,123	$1,713
Ratio of gross expenses to average net assets(3)	0.68%	0.61%	0.62%	0.61%	0.63%
Ratio of net expenses to average net assets(3)	0.64%	0.61%	0.61%	0.61%	0.62%
Ratio of net investment income/(loss) to average net assets(3)	1.28% (4)	0.58%	1.04%	2.61%	1.54%
Portfolio turnover rate	14%	25%	5%	20%	13%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.27 and 0.29 per share for Net investment income/(loss) and Net realized and unrealized gain/(loss), respectively. See Note 1 of the Semi-Annual Report for further details.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 2.11% for Ratio of Net Investment Income/(Loss). See Note 1 of the Semi-Annual Report for further details.
71	Janus Investment Fund

Janus Henderson Global Allocation Fund – Conservative – Class I
	Years ended June 30
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.77	$12.18	$12.91	$13.71	$13.01
Income from investment operations:
Net investment income/(loss)(1)	0.20 (2)	0.10	0.19	0.35	0.26
Net gain/(loss) on investments (both realized and unrealized)	0.43 (2)	0.65	(0.13)	(0.49)	1.55
Total from investment operations	0.63	0.75	0.06	(0.14)	1.81
Less distributions:
Dividends from net investment income	(0.23)	(0.12)	(0.14)	(0.44)	(0.29)
Distributions from capital gains	(0.54)	(0.04)	(0.65)	(0.22)	(0.82)
Total distributions	(0.77)	(0.16)	(0.79)	(0.66)	(1.11)
Net asset value, end of period	$12.63	$12.77	$12.18	$12.91	$13.71
Total return	4.85%	6.29%	0.64%	(1.02)%	14.46%
Net assets, end of period (in thousands)	$5,601	$5,078	$3,628	$4,266	$3,855
Average net assets for the period (in thousands)	$5,375	$4,411	$3,582	$5,162	$3,465
Ratio of gross expenses to average net assets(3)	0.22%	0.21%	0.20%	0.19%	0.23%
Ratio of net expenses to average net assets(3)	0.22%	0.21%	0.20%	0.19%	0.23%
Ratio of net investment income/(loss) to average net assets(3)	1.54% (4)	0.82%	1.54%	2.64%	1.98%
Portfolio turnover rate	14%	25%	5%	20%	13%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.31 and 0.32 per share for Net investment income/(loss) and Net realized and unrealized gain/(loss), respectively. See Note 1 of the Semi-Annual Report for further details.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 2.37% for Ratio of Net Investment Income/(Loss). See Note 1 of the Semi-Annual Report for further details.
72	Janus Investment Fund

Janus Henderson Global Allocation Fund – Conservative – Class T
	Years ended June 30
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.75	$12.15	$12.89	$13.69	$13.00
Income from investment operations:
Net investment income/(loss)(1)	0.18 (2)	0.11	0.18	0.39	0.26
Net gain/(loss) on investments (both realized and unrealized)	0.43 (2)	0.63	(0.13)	(0.55)	1.54
Total from investment operations	0.61	0.74	0.05	(0.16)	1.80
Less distributions:
Dividends from net investment income	(0.21)	(0.10)	(0.14)	(0.42)	(0.29)
Distributions from capital gains	(0.54)	(0.04)	(0.65)	(0.22)	(0.82)
Total distributions	(0.75)	(0.14)	(0.79)	(0.64)	(1.11)
Net asset value, end of period	$12.61	$12.75	$12.15	$12.89	$13.69
Total return	4.71%	6.21%	0.51%	(1.13)%	14.35%
Net assets, end of period (in thousands)	$23,342	$24,104	$29,425	$32,667	$30,011
Average net assets for the period (in thousands)	$23,661	$26,862	$30,113	$30,449	$26,955
Ratio of gross expenses to average net assets(3)	0.38%	0.36%	0.37%	0.36%	0.38%
Ratio of net expenses to average net assets(3)	0.35%	0.33%	0.27%	0.36%	0.29%
Ratio of net investment income/(loss) to average net assets(3)	1.41% (4)	0.91%	1.46%	2.91%	1.92%
Portfolio turnover rate	14%	25%	5%	20%	13%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.29 and 0.32 per share for Net investment income/(loss) and Net realized and unrealized gain/(loss), respectively. See Note 1 of the Semi-Annual Report for further details.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 2.24% for Ratio of Net Investment Income/(Loss). See Note 1 of the Semi-Annual Report for further details.
73	Janus Investment Fund

Janus Henderson Global Allocation Fund – Moderate – Class A
	Years ended June 30
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.14	$12.20	$13.49	$14.29	$12.58
Income from investment operations:
Net investment income/(loss)(1)	0.18 (2)	0.12	0.14	0.37	0.21
Net gain/(loss) on investments (both realized and unrealized)	0.67 (2)	1.01	(0.35)	(0.50)	1.88
Total from investment operations	0.85	1.13	(0.21)	(0.13)	2.09
Less distributions:
Dividends from net investment income	(0.21)	(0.11)	(0.13)	(0.34)	(0.23)
Distributions from capital gains	(0.71)	(0.08)	(0.95)	(0.33)	(0.15)
Total distributions	(0.92)	(0.19)	(1.08)	(0.67)	(0.38)
Net asset value, end of period	$13.07	$13.14	$12.20	$13.49	$14.29
Total return	6.53%	9.47%	(1.45)%	(0.87)%	16.79%
Net assets, end of period (in thousands)	$10,021	$10,563	$13,911	$14,913	$11,593
Average net assets for the period (in thousands)	$10,557	$12,118	$13,573	$13,942	$9,885
Ratio of gross expenses to average net assets(3)	0.46%	0.44%	0.44%	0.44%	0.43%
Ratio of net expenses to average net assets(3)	0.46%	0.44%	0.44%	0.44%	0.43%
Ratio of net investment income/(loss) to average net assets(3)	1.34% (4)	0.93%	1.13%	2.71%	1.53%
Portfolio turnover rate	14%	32%	5%	21%	11%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.25 and 0.60 per share for Net investment income/(loss) and Net realized and unrealized gain/(loss), respectively. See Note 1 of the Semi-Annual Report for further details.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 1.89% for Ratio of Net Investment Income/(Loss). See Note 1 of the Semi-Annual Report for further details.
74	Janus Investment Fund

Janus Henderson Global Allocation Fund – Moderate – Class C
	Years ended June 30
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.95	$12.02	$13.29	$14.08	$12.40
Income from investment operations:
Net investment income/(loss)(1)	0.10 (2)	0.03	0.10	0.24	0.11
Net gain/(loss) on investments (both realized and unrealized)	0.64 (2)	1.01	(0.35)	(0.47)	1.85
Total from investment operations	0.74	1.04	(0.25)	(0.23)	1.96
Less distributions:
Dividends from net investment income	(0.12)	(0.03)	(0.07)	(0.23)	(0.13)
Distributions from capital gains	(0.71)	(0.08)	(0.95)	(0.33)	(0.15)
Total distributions	(0.83)	(0.11)	(1.02)	(0.56)	(0.28)
Net asset value, end of period	$12.86	$12.95	$12.02	$13.29	$14.08
Total return	5.74%	8.77%	(1.77)%	(1.58)%	15.92%
Net assets, end of period (in thousands)	$7,341	$8,036	$9,432	$11,648	$11,120
Average net assets for the period (in thousands)	$8,036	$8,504	$10,518	$11,146	$10,017
Ratio of gross expenses to average net assets(3)	1.13%	1.10%	0.77%	1.20%	1.14%
Ratio of net expenses to average net assets(3)	1.13%	1.10%	0.77%	1.20%	1.14%
Ratio of net investment income/(loss) to average net assets(3)	0.73% (4)	0.25%	0.78%	1.76%	0.86%
Portfolio turnover rate	14%	32%	5%	21%	11%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.17 and 0.57 per share for Net investment income/(loss) and Net realized and unrealized gain/(loss), respectively. See Note 1 of the Semi-Annual Report for further details.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 1.28% for Ratio of Net Investment Income/(Loss). See Note 1 of the Semi-Annual Report for further details.
75	Janus Investment Fund

Janus Henderson Global Allocation Fund – Moderate – Class S
	Years ended June 30
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.05	$12.12	$13.40	$14.19	$12.49
Income from investment operations:
Net investment income/(loss)(1)	0.16 (2)	0.09	0.11	0.32	0.19
Net gain/(loss) on investments (both realized and unrealized)	0.66 (2)	1.02	(0.34)	(0.47)	1.85
Total from investment operations	0.82	1.11	(0.23)	(0.15)	2.04
Less distributions:
Dividends from net investment income	(0.19)	(0.10)	(0.10)	(0.31)	(0.19)
Distributions from capital gains	(0.71)	(0.08)	(0.95)	(0.33)	(0.15)
Total distributions	(0.90)	(0.18)	(1.05)	(0.64)	(0.34)
Net asset value, end of period	$12.97	$13.05	$12.12	$13.40	$14.19
Total return	6.31%	9.30%	(1.57)%	(1.03)%	16.53%
Net assets, end of period (in thousands)	$2,695	$2,821	$2,574	$3,234	$2,580
Average net assets for the period (in thousands)	$2,722	$2,702	$2,927	$3,017	$2,839
Ratio of gross expenses to average net assets(3)	0.64%	0.61%	0.61%	0.61%	0.61%
Ratio of net expenses to average net assets(3)	0.62%	0.60%	0.61%	0.61%	0.60%
Ratio of net investment income/(loss) to average net assets(3)	1.17% (4)	0.72%	0.88%	2.31%	1.40%
Portfolio turnover rate	14%	32%	5%	21%	11%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.23 and 0.59 per share for Net investment income/(loss) and Net realized and unrealized gain/(loss), respectively. See Note 1 of the Semi-Annual Report for further details.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 1.72% for Ratio of Net Investment Income/(Loss). See Note 1 of the Semi-Annual Report for further details.
76	Janus Investment Fund

Janus Henderson Global Allocation Fund – Moderate – Class I
	Years ended June 30
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.22	$12.28	$13.57	$14.36	$12.63
Income from investment operations:
Net investment income/(loss)(1)	0.20 (2)	0.15	0.17	0.40	0.26
Net gain/(loss) on investments (both realized and unrealized)	0.69 (2)	1.02	(0.35)	(0.50)	1.87
Total from investment operations	0.89	1.17	(0.18)	(0.10)	2.13
Less distributions:
Dividends from net investment income	(0.25)	(0.15)	(0.16)	(0.36)	(0.25)
Distributions from capital gains	(0.71)	(0.08)	(0.95)	(0.33)	(0.15)
Total distributions	(0.96)	(0.23)	(1.11)	(0.69)	(0.40)
Net asset value, end of period	$13.15	$13.22	$12.28	$13.57	$14.36
Total return	6.77%	9.73%	(1.20)%	(0.65)%	17.10%
Net assets, end of period (in thousands)	$6,856	$4,457	$3,740	$4,684	$5,384
Average net assets for the period (in thousands)	$5,072	$4,244	$4,214	$5,525	$5,595
Ratio of gross expenses to average net assets(3)	0.21%	0.21%	0.22%	0.20%	0.22%
Ratio of net expenses to average net assets(3)	0.20%	0.21%	0.22%	0.20%	0.22%
Ratio of net investment income/(loss) to average net assets(3)	1.50% (4)	1.19%	1.36%	2.86%	1.89%
Portfolio turnover rate	14%	32%	5%	21%	11%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.27 and 0.62 per share for Net investment income/(loss) and Net realized and unrealized gain/(loss), respectively. See Note 1 of the Semi-Annual Report for further details.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 2.05% for Ratio of Net Investment Income/(Loss). See Note 1 of the Semi-Annual Report for further details.
77	Janus Investment Fund

Janus Henderson Global Allocation Fund – Moderate – Class T
	Years ended June 30
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.19	$12.25	$13.53	$14.33	$12.61
Income from investment operations:
Net investment income/(loss)(1)	0.21 (2)	0.13	0.16	0.37	0.23
Net gain/(loss) on investments (both realized and unrealized)	0.66 (2)	1.02	(0.34)	(0.49)	1.88
Total from investment operations	0.87	1.15	(0.18)	(0.12)	2.11
Less distributions:
Dividends from net investment income	(0.23)	(0.13)	(0.15)	(0.35)	(0.24)
Distributions from capital gains	(0.71)	(0.08)	(0.95)	(0.33)	(0.15)
Total distributions	(0.94)	(0.21)	(1.10)	(0.68)	(0.39)
Net asset value, end of period	$13.12	$13.19	$12.25	$13.53	$14.33
Total return	6.64%	9.60%	(1.23)%	(0.80)%	16.96%
Net assets, end of period (in thousands)	$17,735	$18,793	$20,446	$25,197	$23,236
Average net assets for the period (in thousands)	$18,214	$19,231	$22,603	$24,674	$20,305
Ratio of gross expenses to average net assets(3)	0.37%	0.36%	0.36%	0.36%	0.36%
Ratio of net expenses to average net assets(3)	0.33%	0.32%	0.27%	0.36%	0.30%
Ratio of net investment income/(loss) to average net assets(3)	1.50% (4)	1.03%	1.27%	2.69%	1.72%
Portfolio turnover rate	14%	32%	5%	21%	11%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.28 and 0.59 per share for Net investment income/(loss) and Net realized and unrealized gain/(loss), respectively. See Note 1 of the Semi-Annual Report for further details.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 2.05% for Ratio of Net Investment Income/(Loss). See Note 1 of the Semi-Annual Report for further details.
78	Janus Investment Fund

Janus Henderson Global Allocation Fund – Growth – Class A
	Years ended June 30
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.98	$12.71	$14.44	$15.28	$13.19
Income from investment operations:
Net investment income/(loss)(1)	0.22 (2)	0.16	0.14	0.33	0.20
Net gain/(loss) on investments (both realized and unrealized)	0.98 (2)	1.42	(0.59)	(0.42)	2.38
Total from investment operations	1.20	1.58	(0.45)	(0.09)	2.58
Less distributions:
Dividends from net investment income	(0.27)	(0.16)	(0.13)	(0.29)	(0.24)
Distributions from capital gains	(0.63)	(0.15)	(1.15)	(0.46)	(0.25)
Total distributions	(0.90)	(0.31)	(1.28)	(0.75)	(0.49)
Net asset value, end of period	$14.28	$13.98	$12.71	$14.44	$15.28
Total return	8.58%	12.68%	(3.07)%	(0.48)%	19.82%
Net assets, end of period (in thousands)	$4,637	$4,151	$5,421	$4,279	$4,437
Average net assets for the period (in thousands)	$4,446	$5,171	$4,273	$4,341	$3,583
Ratio of gross expenses to average net assets(3)	0.46%	0.44%	0.45%	0.44%	0.46%
Ratio of net expenses to average net assets(3)	0.46%	0.44%	0.45%	0.44%	0.46%
Ratio of net investment income/(loss) to average net assets(3)	1.53% (4)	1.23%	1.05%	2.25%	1.41%
Portfolio turnover rate	12%	35%	6%	19%	13%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.25 and 0.95 per share for Net investment income/(loss) and Net realized and unrealized gain/(loss), respectively. See Note 1 of the Semi-Annual Report for further details.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 1.75% for Ratio of Net Investment Income/(Loss). See Note 1 of the Semi-Annual Report for further details.
79	Janus Investment Fund

Janus Henderson Global Allocation Fund – Growth – Class C
	Years ended June 30
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.74	$12.49	$14.19	$15.03	$13.00
Income from investment operations:
Net investment income/(loss)(1)	0.10 (2)	0.06	0.10	0.22	0.11
Net gain/(loss) on investments (both realized and unrealized)	0.98 (2)	1.40	(0.58)	(0.41)	2.31
Total from investment operations	1.08	1.46	(0.48)	(0.19)	2.42
Less distributions:
Dividends from net investment income	(0.19)	(0.06)	(0.07)	(0.19)	(0.14)
Distributions from capital gains	(0.63)	(0.15)	(1.15)	(0.46)	(0.25)
Total distributions	(0.82)	(0.21)	(1.22)	(0.65)	(0.39)
Net asset value, end of period	$14.00	$13.74	$12.49	$14.19	$15.03
Total return	7.84%	11.94%	(3.36)%	(1.18)%	18.79%
Net assets, end of period (in thousands)	$7,166	$4,486	$4,907	$5,639	$5,508
Average net assets for the period (in thousands)	$5,467	$4,679	$5,296	$5,594	$4,944
Ratio of gross expenses to average net assets(3)	1.14%	1.07%	0.75%	1.23%	1.21%
Ratio of net expenses to average net assets(3)	1.14%	1.07%	0.75%	1.23%	1.21%
Ratio of net investment income/(loss) to average net assets(3)	0.69% (4)	0.48%	0.79%	1.52%	0.80%
Portfolio turnover rate	12%	35%	6%	19%	13%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.13 and 0.95 per share for Net investment income/(loss) and Net realized and unrealized gain/(loss), respectively. See Note 1 of the Semi-Annual Report for further details.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 0.91% for Ratio of Net Investment Income/(Loss). See Note 1 of the Semi-Annual Report for further details.
80	Janus Investment Fund

Janus Henderson Global Allocation Fund – Growth – Class S
	Years ended June 30
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.91	$12.64	$14.37	$15.21	$13.13
Income from investment operations:
Net investment income/(loss)(1)	0.22 (2)	0.12	0.09	0.34	0.20
Net gain/(loss) on investments (both realized and unrealized)	0.95 (2)	1.42	(0.55)	(0.45)	2.34
Total from investment operations	1.17	1.54	(0.46)	(0.11)	2.54
Less distributions:
Dividends from net investment income	(0.25)	(0.12)	(0.12)	(0.27)	(0.21)
Distributions from capital gains	(0.63)	(0.15)	(1.15)	(0.46)	(0.25)
Total distributions	(0.88)	(0.27)	(1.27)	(0.73)	(0.46)
Net asset value, end of period	$14.20	$13.91	$12.64	$14.37	$15.21
Total return	8.38%	12.44%	(3.20)%	(0.62)%	19.60%
Net assets, end of period (in thousands)	$2,034	$2,533	$2,355	$2,083	$1,807
Average net assets for the period (in thousands)	$2,398	$2,488	$2,736	$2,166	$1,763
Ratio of gross expenses to average net assets(3)	0.65%	0.61%	0.63%	0.62%	0.63%
Ratio of net expenses to average net assets(3)	0.64%	0.61%	0.63%	0.62%	0.63%
Ratio of net investment income/(loss) to average net assets(3)	1.53% (4)	0.90%	0.73%	2.29%	1.42%
Portfolio turnover rate	12%	35%	6%	19%	13%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.25 and 0.92 per share for Net investment income/(loss) and Net realized and unrealized gain/(loss), respectively. See Note 1 of the Semi-Annual Report for further details.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 1.75% for Ratio of Net Investment Income/(Loss). See Note 1 of the Semi-Annual Report for further details.
81	Janus Investment Fund

Janus Henderson Global Allocation Fund – Growth – Class I
	Years ended June 30
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.08	$12.80	$14.54	$15.37	$13.27
Income from investment operations:
Net investment income/(loss)(1)	0.21 (2)	0.16	0.19	0.36	0.27
Net gain/(loss) on investments (both realized and unrealized)	1.04 (2)	1.45	(0.61)	(0.40)	2.35
Total from investment operations	1.25	1.61	(0.42)	(0.04)	2.62
Less distributions:
Dividends from net investment income	(0.31)	(0.18)	(0.17)	(0.33)	(0.27)
Distributions from capital gains	(0.63)	(0.15)	(1.15)	(0.46)	(0.25)
Total distributions	(0.94)	(0.33)	(1.32)	(0.79)	(0.52)
Net asset value, end of period	$14.39	$14.08	$12.80	$14.54	$15.37
Total return	8.90%	12.89%	(2.88)%	(0.18)%	20.03%
Net assets, end of period (in thousands)	$14,180	$6,052	$4,413	$6,527	$5,944
Average net assets for the period (in thousands)	$9,393	$4,925	$5,441	$6,226	$5,413
Ratio of gross expenses to average net assets(3)	0.20%	0.20%	0.22%	0.21%	0.23%
Ratio of net expenses to average net assets(3)	0.20%	0.20%	0.22%	0.21%	0.23%
Ratio of net investment income/(loss) to average net assets(3)	1.44% (4)	1.22%	1.43%	2.42%	1.86%
Portfolio turnover rate	12%	35%	6%	19%	13%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.24 and 1.01 per share for Net investment income/(loss) and Net realized and unrealized gain/(loss), respectively. See Note 1 of the Semi-Annual Report for further details.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 1.66% for Ratio of Net Investment Income/(Loss). See Note 1 of the Semi-Annual Report for further details.
82	Janus Investment Fund

Janus Henderson Global Allocation Fund – Growth – Class T
	Years ended June 30
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.06	$12.78	$14.51	$15.35	$13.25
Income from investment operations:
Net investment income/(loss)(1)	0.24 (2)	0.16	0.17	0.34	0.22
Net gain/(loss) on investments (both realized and unrealized)	0.99 (2)	1.43	(0.60)	(0.41)	2.39
Total from investment operations	1.23	1.59	(0.43)	(0.07)	2.61
Less distributions:
Dividends from net investment income	(0.29)	(0.16)	(0.15)	(0.31)	(0.26)
Distributions from capital gains	(0.63)	(0.15)	(1.15)	(0.46)	(0.25)
Total distributions	(0.92)	(0.31)	(1.30)	(0.77)	(0.51)
Net asset value, end of period	$14.37	$14.06	$12.78	$14.51	$15.35
Total return	8.74%	12.77%	(2.94)%	(0.36)%	19.93%
Net assets, end of period (in thousands)	$19,131	$18,491	$17,505	$23,231	$18,521
Average net assets for the period (in thousands)	$18,582	$17,409	$19,056	$19,670	$14,295
Ratio of gross expenses to average net assets(3)	0.37%	0.36%	0.37%	0.37%	0.38%
Ratio of net expenses to average net assets(3)	0.34%	0.33%	0.30%	0.37%	0.33%
Ratio of net investment income/(loss) to average net assets(3)	1.63% (4)	1.17%	1.25%	2.29%	1.52%
Portfolio turnover rate	12%	35%	6%	19%	13%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.27 and 0.96 per share for Net investment income/(loss) and Net realized and unrealized gain/(loss), respectively. See Note 1 of the Semi-Annual Report for further details.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 1.85% for Ratio of Net Investment Income/(Loss). See Note 1 of the Semi-Annual Report for further details.
83	Janus Investment Fund

Appendix A

INVESTMENT OBJECTIVES AND STRATEGIES OF THE UNDERLYING FUNDS
The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes and asset categories. Additional details are available in the underlying funds’ prospectuses. The Trustees of the underlying Janus Henderson funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to Fund shareholders.
The Funds may allocate assets to all or some of these underlying funds when rebalancing the Funds’ investments. At the discretion of Janus Capital and without shareholder notice, the Funds may invest in additional Janus Henderson funds established in the future.
Potential Underlying Funds Included in the Equity Investments Asset Category
Janus Henderson Adaptive Global Allocation Fund seeks total return through growth of capital and income. The fund seeks to achieve its investment objective by allocating its assets across a portfolio of global equity, global fixed-income, and, at times, commodities investments. In doing so, the fund will attempt to reduce the risk of significant loss, or a drop in the value of the fund’s capital that is unlikely to be regained over a full market cycle (a time period representing a significant market decline and recovery), while also participating in the upside growth of the capital markets. To achieve this objective, the fund’s portfolio managers employ a “tail managed” strategy intended to tactically shift away from assets whose downside tail risks are perceived to be increasing and toward assets whose expected tail gains are increasing. As it relates to investing, “tails” represent the outliers of a distribution of returns or, in other words, outsized future moves both to the positive and negative. Tail events typically occur more often than expected, and a tail loss or a tail gain can have a substantial impact on a portfolio’s long-term performance.
Janus Henderson Asia Equity Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of Asian issuers (excluding Japanese issuers). An Asian issuer is generally considered to be any company that (i) is incorporated or has its principal business activities in an Asian country; (ii) is primarily listed on the trading market of an Asian country; or (iii) derives 50% or more of its revenue from, or has 50% or more of its assets in, one or more Asian countries. The fund considers “Asian countries” to include, but not be limited to, Hong Kong, China, South Korea, Taiwan, Singapore, Malaysia, Thailand, Indonesia, Philippines, India, Vietnam, Pakistan and Sri Lanka. Some of these countries may represent developing or emerging markets. The fund may have significant exposure to emerging market countries. Subject to the fund’s 80% investment policy, the fund may also invest in issuers from other countries, including Australia and New Zealand. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks, depositary receipts, and convertible securities, but may also include other types of instruments, such as equity-linked securities, real estate-related companies, and real estate investment trusts sponsored by Asian real estate companies. The fund may invest in companies of any market capitalization. While the fund intends to diversify its investments across a number of different countries, including emerging market countries, it may, under unusual circumstances, invest all or a significant portion of its assets in a single Asian country.
Janus Henderson Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The fund normally invests at least 25% of its assets in fixed-income senior securities. The fund’s fixed-income investments may reflect a broad range of credit qualities and may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities. In addition, the fund may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as “junk” bonds. The fund may also invest in foreign securities, which may include investments in emerging markets. The fund may enter into "to be announced" or "TBA" commitments when purchasing mortgage-backed securities or other securities.
Janus Henderson Contrarian Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities with the potential for long-term growth of capital. The portfolio manager seeks to invest in companies where the stock price trades at a significant discount to the portfolio manager’s estimate of fair value and whose intrinsic value the portfolio manager believes will grow over time. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign securities, which may include investments in emerging markets.
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Janus Henderson Emerging Markets Managed Volatility Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks from the universe of the MSCI Emerging Markets Indexsm, utilizing Intech Investment Management LLC’s (“Intech”) mathematical investment process, applying a managed volatility approach. The MSCI Emerging Markets Indexsm is an unmanaged index that is designed to measure equity market performance of emerging markets. For purposes of meeting its 80% investment policy, the fund may include ETFs that provide exposure to certain emerging markets. The fund seeks to produce returns in excess of the MSCI Emerging Markets Indexsm (the fund’s benchmark index), but with lower absolute volatility than the benchmark index. The fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 45% lower than the MSCI Emerging Markets Indexsm. In this context, absolute volatility refers to the variation in the returns of the fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.
Janus Henderson Enterprise Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. The market capitalizations within the index will vary, but as of June 30, 2018, they ranged from approximately $430 million to $35.3 billion. The fund may also invest in foreign securities, which may include investments in emerging markets. In addition, the fund’s investments may include securities of real-estate related companies, including real estate investment trusts.
Janus Henderson European Focus Fund seeks long-term capital appreciation primarily through investment in equities of European companies. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of European companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts. European companies are broadly defined to include any company that meets one or more of the following tests: (i) its country of organization, its primary business office and/or the principal trading market of its stock are located in Europe, (ii) 50% or more of its assets are located in Europe, or (iii) 50% or more of its revenues are derived from Europe. The portfolio manager seeks investments that will increase in value by emphasizing stock selection and may invest in companies of any size, including through initial public offerings and private placements. Stock selection is based on an opportunistic approach which seeks to exploit stock specific criteria described below and particular investment factors in Europe that are expected to drive stock prices. The portfolio manager will invest in both “growth” stocks that the portfolio manager believes are reasonably priced and “value” stocks that are, in the portfolio manager’s opinion, undervalued.
Janus Henderson Forty Fund seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign securities, which may include investments in emerging markets. As of June 30, 2018, the fund held stocks of 39 companies. Of those holdings, 20 comprised approximately 68.60% of the fund’s holdings.
Janus Henderson Global Equity Income Fund seeks to achieve a high level of current income and, as a secondary objective, steady growth of capital. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of income-producing equity securities, such as common and preferred dividend-paying stocks. The fund invests in U.S. and non-U.S. issuers and will typically invest at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. The fund has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries. In selecting investments, the portfolio managers primarily seek to identify companies with attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of the portfolio managers, undervalued or inexpensive relative to other similar investments. Security selection will be based upon an analysis of a broad range of appropriate value metrics, including price to earnings ratios, valuation relative to asset values, and a particular focus on cash flow generation and ability to service growing dividend streams in the medium term.
Janus Henderson Global Income Managed Volatility Fund seeks long-term growth of capital and income. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities. The fund invests primarily in common stocks from the universe of the MSCI World High Dividend Yield Index, utilizing Intech Investment Management LLC’s (“Intech”) mathematical investment process, applying a
85	Janus Investment Fund

managed volatility approach. The MSCI World High Dividend Yield Index is designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World Indexsm. The fund may also invest in foreign equity and debt securities. The fund seeks to produce returns in excess of the MSCI World High Dividend Yield Index (the fund’s secondary benchmark index), but with lower absolute volatility. The fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 45% lower than the MSCI World High Dividend Yield Index. In this context, absolute volatility refers to the variation in the returns of the fund and the index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.
Janus Henderson Global Life Sciences Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that the portfolio managers believe have a life science orientation. In the fund’s pursuit of companies with a life science orientation, the fund has a fundamental policy to normally invest at least 25% of its total assets in securities of companies that are categorized in the “life sciences” sector, which may include companies in the following industry groups: pharmaceutical; biotechnology; health care services; and medical devices. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. So, for example, companies with a “life science orientation” include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. The fund implements its investment policies by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities. The fund may invest in shares of companies through initial public offerings.
Janus Henderson Global Real Estate Fund seeks total return through a combination of capital appreciation and current income. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities, such as foreign entities that have REIT characteristics. From time to time, the fund may invest in shares of companies through initial public offerings. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers that are economically tied to different countries throughout the world, including the United States. The fund may also invest in companies or issuers that are economically tied to emerging markets. Under unusual circumstances, the fund may invest all of its assets in a single country.
Janus Henderson Global Research Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. Because the fund’s investments in foreign securities are partially based on the composition of the fund’s benchmark index, the MSCI World Indexsm, the fund’s exposure to foreign markets may fluctuate in connection with variations in the foreign exposure of the fund’s benchmark index. The fund may also invest in foreign equity and debt securities.
Janus Henderson Global Select Fund seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 40-70 domestic and foreign common stocks selected for their growth potential and normally investing at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. The fund may invest in companies of any size throughout the world, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in U.S. and foreign debt securities. The fund may invest in emerging markets but will normally limit such investments to 30% of its net assets, measured at the time of purchase. As of June 30, 2018, the fund held stocks of 66 companies. Of these holdings, 40 comprised approximately 79.60% of the fund’s holdings.
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Janus Henderson Global Technology Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that the portfolio managers believe will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio managers believe have or will develop products, processes, or services that will provide significant technological advancements or improvements; and (ii) companies that the portfolio managers believe rely extensively on technology in connection with their operations or services. Some of the industries and companies likely to be represented in the fund’s portfolio include e-commerce (companies doing business through the Internet); computer (hardware and software); communications (voice, data, and wireless); industrials; Internet (software, services, and infrastructure equipment); and media and entertainment. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities. From time to time, the fund may invest in shares of companies through initial public offerings.
Janus Henderson Global Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks of companies of any size that are economically tied to countries throughout the world, including emerging markets. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may also invest in U.S. and foreign equity and debt securities. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund’s cash or similar investments may increase.
Janus Henderson Growth and Income Fund seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio managers believe have income potential. With respect to the selection of equity securities selected for growth potential, the portfolio managers additionally consider income-generating potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics. With respect to the selection of securities selected for income potential, equity securities may make up part or all of the income component if they currently pay dividends or the portfolio managers believe they have potential for increasing or commencing dividend payments. The fund invests to a lesser extent in fixed-income securities, such as corporate bonds.
Janus Henderson International Managed Volatility Fund seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the MSCI EAFE® (Europe, Australasia, Far East) Index, utilizing Intech Investment Management LLC’s (“Intech”) mathematical investment process, applying a managed volatility approach. The MSCI EAFE® Index is an MSCI index that is designed to measure the performance of the developed markets of Europe, Australasia, and the Far East. The fund may also invest in foreign equity and debt securities. The fund seeks to produce returns in excess of the MSCI EAFE® Index (the fund’s benchmark index), but with lower absolute volatility than the benchmark index. The fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 45% lower than the MSCI EAFE® Index. In this context, absolute volatility refers to the variation in the returns of the fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.
Janus Henderson International Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks of companies of any size that are economically tied to countries outside of the United States, including in emerging markets. The fund normally invests in issuers from several different countries, but under unusual circumstances, may invest in a single country. The fund may also invest in non-U.S. debt securities. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund’s cash or similar investments may increase.
Janus Henderson Large Cap Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of large-sized companies whose stock prices are believed to be undervalued by the fund’s portfolio manager. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for
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investment purposes) in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index. The market capitalizations within the index will vary, but as of June 30, 2018, they ranged from approximately $310 million to $746.3 billion, and the median market capitalization was $8.7 billion. The fund may also invest in foreign securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio manager believes that market conditions are unfavorable for investing, or when he is otherwise unable to locate attractive investment opportunities, the fund may invest up to 20% of its net assets in cash or similar investments.
Janus Henderson Mid Cap Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of mid-sized companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of June 30, 2018, they ranged from approximately $310 million to $35.3 billion. The fund may also invest in foreign securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund may invest up to 20% of its net assets in cash or similar investments.
Janus Henderson Overseas Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers or companies from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund typically invests 80% or more of its assets in issuers that are economically tied to countries outside the United States, it also may normally invest up to 20% of its net assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund typically invests in equity securities (such as stocks or any other security representing an ownership interest) but may also invest in U.S. and foreign debt securities.
Janus Henderson Research Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.
Janus Henderson Select Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of companies of any size whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund may also invest in foreign securities, which may include investments in emerging markets. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund’s cash or similar investments may increase.
Janus Henderson Small Cap Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of June 30, 2018, they ranged from approximately $15 million to $4.82 billion. The fund may also invest in foreign securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund may invest up to 20% of its net assets in cash or similar investments. From time to time, the fund may invest in shares of companies through initial public offerings.
Janus Henderson Triton Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity
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securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. From time to time, the fund may invest in shares of companies through initial public offerings.
Janus Henderson U.S. Managed Volatility Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. common stocks from the universe of the Russell 1000® Index, utilizing Intech Investment Management LLC’s (“Intech”) mathematical investment process, applying a managed volatility approach. The Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. The fund seeks to produce returns in excess of the Russell 1000® Index (the fund’s benchmark index), but with lower absolute volatility than the benchmark index. The fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 40% lower than the Russell 1000® Index. In this context, absolute volatility refers to the variation in the returns of the fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.
Janus Henderson Value Plus Income Fund seeks capital appreciation and current income. The fund pursues its investment objective by normally investing 50-60% of its assets in fixed-income securities and investing the remainder in equity securities and cash equivalents. The fund’s fixed-income investments generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund normally invests the portion of its assets allocated to fixed-income investments in a multi-sector portfolio of U.S. and non-U.S. debt securities that the fixed-income portfolio managers believe have high income potential. The fund may invest up to 65% of the fixed-income portion of its assets in below investment grade securities. The fund’s fixed-income investment sectors include, but are not limited to: (i) government notes and bonds; (ii) corporate bonds, including high-yield/high-risk bonds, also known as “junk” bonds; (iii) commercial loans; (iv) commercial and residential mortgage-backed securities; (v) asset-backed securities; (vi) convertible securities and preferred stock; and (vii) emerging market debt. The fund may invest in fixed-income securities of varying maturities. The fund’s fixed-income portfolio managers believe that by investing in multiple sectors that potentially have low correlation to each other, the volatility of the fund’s fixed-income portion may be reduced. The fund may not have exposure to all of these investment sectors, and the fund’s exposure to any one investment sector will vary over time. The fund may also invest in money market instruments and zero-coupon bonds. The fund will typically enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities. The fund’s equity investments generate total return from a combination of capital appreciation and current income. Such equity investments may include companies of any size, but the fund will invest primarily in large- and mid-sized companies whose stock prices the portfolio managers believe to be undervalued or have the potential for high relative dividend yields, or both.
Janus Henderson Venture Fund seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation. Small-sized companies are defined by the portfolio managers as those companies whose market capitalization falls within the range of companies in the Russell 2000® Growth Index at the time of purchase. The market capitalizations within the index will vary, but as of June 30, 2018, they ranged from approximately $9 million to $5.29 billion. The fund may invest in shares of companies through initial public offerings.
Potential Underlying Funds Included in the Fixed-Income Securities Asset Category
Janus Henderson Flexible Bond Fund seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. Bonds include, but are not limited to, government notes and bonds, corporate bonds, convertible bonds, commercial and residential mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund may also invest in asset-backed securities, including collateralized loan obligations, money market instruments, commercial loans, and foreign debt securities (which may include investments in emerging markets). The fund may enter into “to be announced” or “TBA” commitments when purchasing mortgage-back securities or other securities.
Janus Henderson Global Bond Fund seeks total return, consistent with preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. Bonds include, but are not limited to, corporate bonds, government notes and bonds,
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convertible bonds, commercial and residential mortgage-backed securities, and zero-coupon bonds. The fund invests in corporate debt securities of issuers in a number of different countries, which may include the United States. The fund invests in securities of issuers that are economically tied to developed and emerging market countries. The fund may invest across all fixed-income sectors, including U.S. and non-U.S. government debt securities (“sovereign debt”). The U.S. Government debt securities in which the fund may invest include inflation-linked securities, including Treasury Inflation-Protected Securities, also known as TIPS. The fund’s investments may be denominated in non-U.S. currency or U.S. dollar-denominated. The fund may invest in debt securities with a range of maturities from short- to long-term. The fund may invest up to 35% of its net assets in high-yield/high-risk debt securities, also known as “junk” bonds. The fund may also invest in preferred and common stock, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements, and other investment companies, including exchange-traded funds. The fund may also invest in commercial loans, euro-denominated obligations, buy backs or dollar rolls, when-issued securities, and reverse repurchase agreements. The fund may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities.
Janus Henderson High-Yield Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield/high-risk securities rated below investment grade, also known as “junk” bonds. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities. The fund may also invest in commercial loans, money market instruments, and foreign debt securities (which may include investments in emerging markets).
Janus Henderson Multi-Sector Income Fund seeks high current income with a secondary focus on capital appreciation. The fund pursues its investment objective by primarily investing, under normal circumstances, in a multi-sector portfolio of U.S. and non-U.S. debt securities of varying maturities that the portfolio managers believe have high income potential. The portfolio managers may also consider the capital appreciation potential of certain investments. The fund may invest up to 65% of its net assets in below investment grade securities. The fund’s investment sectors include, but are not limited to: (i) government notes and bonds; (ii) corporate bonds, including high-yield/high-risk bonds, also known as “junk” bonds; (iii) commercial loans; (iv) commercial and residential mortgage-backed securities; (v) asset-backed securities; (vi) convertible securities and preferred stock; and (vii) emerging market debt. The portfolio managers believe that by investing in multiple sectors that potentially have low correlation to each other, the fund’s overall volatility may be reduced. The fund may not have exposure to all of these investment sectors, and the fund’s exposure to any one investment sector will vary over time. The fund may also invest in money market instruments, zero-coupon bonds, and equity securities that pay dividends or that the portfolio managers believe have potential for paying dividends. The fund may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities.
Janus Henderson Short-Term Bond Fund seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as “junk” bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances. The fund may also invest in commercial loans, commercial and residential mortgage-backed securities, asset-backed securities, and foreign debt securities (which may include investments in emerging markets). The fund may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities.
Janus Henderson Strategic Income Fund seeks total return through current income and capital appreciation. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in income-producing securities including foreign investment grade debt (including developed market government bonds), international and domestic high yield debt (including lower-quality securities, “high yield” or “junk bonds”), U.S. investment grade corporate debt, U.S. government debt securities, and floating rate notes (“FRNs”). The fund may also invest in dividend-paying equity securities of companies domiciled in the U.S. or abroad. The portfolio managers may shift the fund’s assets among various types of income-producing securities based upon changing market conditions. Under normal circumstances, the portfolio managers intend to invest at least 40% of the fund’s net assets outside of the U.S. and in at least three different countries. A security is deemed to originate in a country if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity
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are located in, the country, (ii) a majority of the company’s assets are located in the country, or (iii) a majority of the company’s revenues are derived from the country.
Potential Underlying Funds Included in the Alternative Investments Asset Category
Janus Henderson Diversified Alternatives Fund seeks absolute return with low correlation to stocks and bonds. Under normal market conditions, the fund pursues its investment objective by investing in a diverse group of return drivers, each a type of risk premium (collectively, “risk premia”), across equity, fixed income, commodity, and currency asset classes. Risk premia refers to the return that is expected for assuming a particular market risk. For example, investors expect a higher return in exchange for the perceived risks associated with investing in emerging markets as compared to investing in developed markets. Accordingly, a belief that emerging market equities may outperform developed market equities presents a risk premia opportunity. The fund seeks to generate returns by identifying and isolating diverse sources of potential risk premia, and combining risk premia into a liquid portfolio that seeks to deliver consistent, absolute returns with a low correlation to the returns generated by investments in stocks and bonds. There is no guarantee that the fund will be successful in meeting its investment objective. The fund employs a proprietary multi-factor process to allocate the fund’s assets across the various risk premia. The process begins with an approximate equal-weighted risk to each risk premium in which the fund invests, so that no individual risk premium contributes disproportionately to the fund’s overall risk profile and expected returns over the long term. Next, the fund applies additional advanced allocation methodologies to the portfolio to tactically adjust the weights of risk premia.
Janus Henderson Global Unconstrained Bond Fund seeks to maximize total return, consistent with preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. For purposes of this 80% policy, the term bonds refers to a variety of fixed-income securities and instruments, and include, but are not limited to such investments as government notes and bonds, corporate bonds, convertible bonds, commercial paper, commercial and residential mortgage-backed securities, asset-backed securities, zero-coupon bonds, and derivatives such as forwards, swap agreements, futures contracts, and options that provide exposure to various fixed-income instruments (“Fixed-Income Instruments”). The fund’s exposure to Fixed-Income Instruments may also be obtained through investments in other entities such as investment companies, including mutual funds, exchange-traded funds (“ETFs”), and closed-end funds or through real estate investment trusts. In pursuing its investment objective, the fund will have exposure to investments that are economically tied to a number of countries throughout the world. The fund’s average portfolio duration may range from negative 4 years to plus 6 years. The fund may invest without limit in high-yield/high-risk bonds, also known as “junk” bonds. The fund may also invest in money market instruments (which may include reverse repurchase agreements), loan participations and assignments, foreign debt securities (which may include investments in emerging markets up to 50% of the fund’s net assets), preferred stock, and equity securities. The fund may invest in shares of companies through initial public offerings. The fund may invest in special situations companies, including companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. The fund may invest in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.
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Appendix B – intermediary sales charge waivers and discounts

Merrill Lynch

The following information is provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a Fund’s Prospectus or Statement of Additional Information. You should contact your Merrill Lynch representative to determine whether any of the following apply to your situation. Other intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform for fee-based accounts (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A and C Shares available at Merrill Lynch
Shareholders redeeming Class A or Class C shares through a Merrill Lynch platform or account will be eligible for only the following CDSC waivers, which may differ from those disclosed elsewhere in the Fund’s prospectus.
Shares redeemed following the death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Redemptions that constitute a return of excess contributions from an individual retirement account (“IRA”)
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
The redemption of shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
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Morgan Stanley

The following information is provided by Morgan Stanley Wealth Management:
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or Statement of Additional Information.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Raymond James

The following information is provided by Raymond James & Associates, Inc. and its affiliates:
Intermediary-Defined Sales Charge Waiver Policies
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts
Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or Statement of Additional Information.
Front-end sales load waivers on Class A shares available at Raymond James
•	Shares purchased in an investment advisory program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
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•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation
•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
UBS Financial Services Inc.

The following information is provided by UBS Financial Services Inc.:
UBS Financial Services Inc. (“UBS”) may offer Class I Shares to its retail brokerage clients whose Shares are held in omnibus accounts at UBS, or its designee, without a sales charge, load or 12b-1 distribution/service fee. For these clients UBS may charge commissions or transaction fees with respect to brokerage transactions in Class I Shares. Such fees are imposed by UBS for its retail brokerage clients, not the Funds, and are not paid by other purchasers of Class I Shares. The imposition of such fees by UBS does not impact the net asset value calculated after your order for Class I Shares is received by the Funds. Please contact your UBS representative for more information about these fees and other eligibility requirements.
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Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the underlying funds may invest, as well as some general investment terms. The underlying funds may invest in these instruments to the extent permitted by their investment objectives and policies. The underlying funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.
Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by an underlying fund with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If an underlying fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. An underlying fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the underlying fund’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. An underlying fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by an underlying fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, an underlying fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the
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price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. An underlying fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an underlying fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.
Mortgage dollar rolls are transactions in which an underlying fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash.
Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that an underlying fund must pay if these investments are profitable, the underlying fund may make various elections permitted by the tax laws. These elections could require that an underlying fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
96	Janus Investment Fund

Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.
Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.
Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
97	Janus Investment Fund

Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. An underlying fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. An underlying fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. An underlying fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent an underlying fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. An underlying fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by an underlying fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. An underlying fund may purchase and write put and call options on securities, securities indices, and foreign currencies. An underlying fund may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
98	Janus Investment Fund

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).
Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Fund’s or an underlying fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.
Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of an underlying fund’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when an underlying fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects an underlying fund to certain risks. Leverage can magnify the effect of any gains or losses, causing an underlying fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject an underlying fund to leveraged market exposure to commodities. In addition, an underlying fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the underlying fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain underlying funds, while others do not emphasize investments in companies of any particular size.
Net long is a term used to describe when an underlying fund’s assets committed to long positions exceed those committed to short positions.
Repurchase agreements involve the purchase of a security by an underlying fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the underlying fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, an underlying fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
Reverse repurchase agreements involve the sale of a security by an underlying fund to another party (generally a bank or dealer) in return for cash and an agreement by the underlying fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which an underlying fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that an underlying fund owns, or the underlying fund has the right to obtain the amount of the security sold short at a specified date in the future. An underlying fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the underlying fund loses the opportunity to participate in
99	Janus Investment Fund

the gain. For short sales, the underlying fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, an underlying fund will realize a short-term capital gain. Although an underlying fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. An underlying fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The Funds’ and the underlying funds’ Statements of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/info. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports. In the Funds’ annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.
The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds’ Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.
janushenderson.com
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-1879.

▼	October 29, 2018 As Supplemented March 1, 2019
Class D Shares* Ticker
Multi-Asset
Janus Henderson Global Allocation Fund – Conservative	JMSCX
Janus Henderson Global Allocation Fund – Moderate	JNSMX
Janus Henderson Global Allocation Fund – Growth	JNSGX

Janus Investment Fund
*CLASS D SHARES ARE CLOSED TO CERTAIN NEW INVESTORS
Prospectus
Eliminate Paper Mail. Set up e-Delivery of prospectuses, annual reports, and statements at janushenderson.com/edelivery.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes three portfolios (each, a “Fund” and collectively, the “Funds”) of Janus Investment Fund (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to each Fund.
The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class D Shares (the “Shares”) are offered by this Prospectus. The Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. The Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. The Shares are offered directly through the Janus Henderson funds to eligible investors by calling 1-800-525-3713 or at janushenderson.com/individual. The Shares are not offered through financial intermediaries.

Table of contents

Fund summary
Janus Henderson Global Allocation Fund – Conservative	2
Janus Henderson Global Allocation Fund – Moderate	9
Janus Henderson Global Allocation Fund – Growth	16
Additional information about the Funds
Fees and expenses	23
Additional investment strategies and general portfolio policies	23
Risks of the Funds	26
Management of the Funds
Investment adviser	38
Management expenses	38
Investment personnel	40
Other information	41
Distributions and taxes	42
Shareholder’s manual
Doing business with Janus Henderson	45
Pricing of fund shares	49
Administrative services fees	50
Payments to financial intermediaries by Janus Capital or its affiliates	50
Paying for shares	51
Exchanges	52
Payment of redemption proceeds	53
Excessive trading	55
Shareholder services and account policies	57
Financial highlights	60
Appendix A	63
Glossary of investment terms	71
1	Janus Investment Fund

Fund summary

Janus Henderson Global Allocation Fund – Conservative
Ticker:	JMSCX	Class D Shares*
* Class D Shares are closed to certain new investors.
INVESTMENT OBJECTIVE
Janus Henderson Global Allocation Fund – Conservative seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.05%
Other Expenses	0.22%
Acquired Fund(1) Fees and Expenses	0.67%
Total Annual Fund Operating Expenses	0.94%

(1)	“Acquired Fund” refers to any underlying fund in which the Fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses the Fund incurs as a result of investing in shares of an underlying fund. The Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the operating expenses of the underlying funds) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 96	$ 300	$ 520	$ 1,155

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing in other Janus Henderson mutual funds (“underlying funds”) that represent a variety of asset classes and investment styles and provide exposure to issuers that are economically tied to countries throughout the world. Through its investments in underlying funds, the Fund invests in issuers from several different countries. As a result, the Fund normally will have approximately 40% to 65% of its net assets allocated to non-U.S. investments. The Fund may also have significant exposure to emerging markets.
The Fund invests in a diversified portfolio of underlying funds, resulting in an allocation of the Fund’s investments that normally provides exposure of approximately 55% to fixed-income securities and money market instruments, 40% to equity investments, and 5% to alternative investments. The target allocation and the allocation of the Fund’s assets among underlying funds are based on quantitative and qualitative analysis. Because it invests in other funds, the Fund is considered a “fund of funds.”
2	Janus Henderson Global Allocation Fund – Conservative

The Fund’s asset allocation is intended to diversify investments throughout the world among equity investments, fixed-income securities, cash equivalents, and alternative investments. The portfolio managers determine the overall composition of the Fund, oversee the investment process, and are responsible for the day-to-day management of the Fund. The portfolio managers continually monitor asset class allocations and rebalance the Fund’s investments in the underlying funds as needed. The portfolio managers also regularly review the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations.
The Fund will normally allocate approximately 55% of its investments to underlying bond funds and money market instruments, approximately 40% of its investments to underlying funds that provide varying exposure to common stocks of U.S.-based companies of varying market capitalizations and international companies (including those with exposure to emerging markets), and approximately 5% of its investments to underlying funds that seek returns uncorrelated with the returns of stocks and bonds by providing exposure to alternative investments and alternative investment strategies. Refer to Appendix A in this Prospectus for a brief description of the investment strategies of each of the currently available underlying funds.
When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking income and, to a lesser extent, growth of capital. Investments in a portfolio with common stock and alternative investment exposure tend to be more volatile than many other investment choices.
Main Risks Associated with the Fund
Allocation Risk.  The Fund’s ability to achieve its investment objective depends largely upon the portfolio managers’ allocation of assets among the underlying funds and other securities, using the optimization process (a process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds) and the judgment of the portfolio managers. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund focuses.
Affiliated Fund Risk.  Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some underlying affiliated mutual funds are generally higher than the fees paid by the Fund or other underlying affiliated mutual funds, which may create a conflict of interest when selecting underlying affiliated mutual funds and share classes for investment. Janus Capital, however, is a fiduciary to the Fund and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds, without taking fees into consideration.
Main Risks Associated with the Underlying Funds and Securities
The biggest risk is that the underlying funds’ returns will vary, and you could lose money.
Fixed-Income Securities Risk.  Approximately 55% of the Fund’s assets are allocated to fixed-income securities through investments in underlying funds. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, an underlying fund may not be able to maintain positive returns. An underlying fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. The Federal Reserve raised the federal funds rate several times in recent periods and has signaled additional increases in the near future. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain
3	Janus Henderson Global Allocation Fund – Conservative

underlying fund investments may be reduced. These developments could cause the underlying fund’s net asset value to fluctuate or make it more difficult for the underlying fund to accurately value its securities. These developments or others also could cause an underlying fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the underlying fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the underlying fund and the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the underlying fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the underlying fund and the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund’s portfolio manager would like or at the price the portfolio manager believes the security is currently worth.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce an underlying fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Market Risk.  Approximately 40% of the Fund’s assets are allocated to equity investments through investments in underlying funds. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Growth Securities Risk.  Certain underlying funds invest in companies that a portfolio manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If a portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Foreign Exposure Risk.  Certain underlying funds may have significant exposure to foreign markets, including emerging markets, as a result of their investments in foreign securities, which can be more volatile than the U.S. markets. As a result, an underlying fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund’s performance than it would in a more geographically diversified portfolio. An underlying fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.  The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, an underlying fund’s
4	Janus Henderson Global Allocation Fund – Conservative

investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of an underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
Sovereign Debt Risk.  An underlying fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent an underlying fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Mathematical Investment Process Risk.  The proprietary mathematical investment process used by Intech, the subadviser to certain underlying funds, may not achieve the desired results. There is a risk that Intech’s method of assessing stocks will not result in the expected volatility or correlation characteristics. In either case, an underlying fund may not outperform its respective benchmark index, and will likely underperform its benchmark index. On an occasional basis, Intech makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the holdings, might not provide the intended results, and may adversely impact the Fund’s performance.
Value Investing Risk.  Certain underlying funds invest in “value” stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Real Estate Securities Risk.  To the extent an underlying fund holds equity and/or debt securities of real estate-related companies, the Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of real estate investment trusts (“REITs”), is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT.
Investment Process Risk.  The portfolio managers of the underlying Janus Henderson Adaptive Global Allocation Fund use certain proprietary models, including a proprietary options implied information model, to implement the underlying fund’s investment strategy. These models may not be successful in identifying how the underlying fund’s allocations and underlying security exposures should be adjusted in order to reduce the risk of loss while participating in the upside growth of capital markets. As a result, there is a risk that the underlying fund may underperform its benchmark if these models do not correctly identify indicators of risk and reward between asset classes, sectors, and regions.
Alternative Investments Allocation Risk.  Approximately 5% of the Fund’s assets are allocated to alternative investments through investments in underlying funds that invest in alternative investment strategies. In connection with the Fund’s allocation to alternative investments, the Fund may invest in Janus Henderson Diversified Alternatives Fund, which seeks returns uncorrelated with the returns generated by investments in stocks and bonds. Janus Henderson Diversified Alternatives Fund’s ability to achieve its investment objective depends largely upon the successful evaluation of the risk, potential returns, and correlation properties with respect to its investments. There is a risk that the returns provided by alternative investments may be subject to high volatility and that an underlying fund’s portfolio manager’s beliefs about the expected returns, risk and correlation properties of one or more of an underlying fund’s investments may be incorrect. There is also a risk that an underlying fund’s investments will correlate with the performance of stocks and bonds to a greater degree than anticipated.
5	Janus Henderson Global Allocation Fund – Conservative

All of these factors may negatively affect your investment in the Fund and you could lose money. Investment in the underlying funds also involves derivatives, counterparty, leverage, real estate-related, and commodity-linked investment risks.
Counterparty Risk.  Certain derivative and “over-the-counter” instruments, such as swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations.
Commodity-Linked Investments Risk.  Certain underlying funds may invest in derivatives that have exposure to the commodities markets. Such exposure may subject an underlying fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
Derivatives Risk.  Certain underlying funds may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause an underlying fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.
Exchange-Traded Funds Risk.  Certain underlying funds may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. An underlying fund is also subject to the risks associated with the securities in which the ETF invests.
Management Risk.  The underlying funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the underlying funds may fail to produce the intended results. As a result, the Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
6	Janus Henderson Global Allocation Fund – Conservative

Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter: 2nd Quarter 2009 10.64%	Worst Quarter: 3rd Quarter 2008 – 6.58%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2018 was – 0.08%.
Average Annual Total Returns (periods ended 12/31/17)
	1 Year	5 Years	10 Years	Since Inception (12/30/05)
Class D Shares
Return Before Taxes	12.87%	5.45%	5.34%	6.21%
Return After Taxes on Distributions	11.13%	3.92%	4.05%	4.97%
Return After Taxes on Distributions and Sale of Fund Shares	8.29%	3.91%	3.85%	4.61%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	7.39%	0.79%	3.09%	3.90%
Global Conservative Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	13.78%	4.80%	4.01%	5.20%

The Fund’s primary benchmark index is the Bloomberg Barclays Global Aggregate Bond Index. The Fund also compares its performance to the Global Conservative Allocation Index. The indices are described below.
•	The Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
•	The Global Conservative Allocation Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Bloomberg Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World Indexsm (40%).
After-tax returns are calculated using distributions for the Fund’s Class D Shares for the periods following February 16, 2010; and for the Fund’s Class J Shares, the predecessor share class, for periods prior to February 16, 2010. If Class D Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
7	Janus Henderson Global Allocation Fund – Conservative

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Ashwin Alankar, Ph.D., is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since September 2014. Enrique Chang, Global Chief Investment Officer of Janus Henderson Investors, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2014.
PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$ 50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 55932, Boston, MA 02205-5932 through January 1, 2019 or Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109, effective January 2, 2019), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
With respect to certain other classes of shares, the Fund and its related companies may pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
8	Janus Henderson Global Allocation Fund – Conservative

Fund summary

Janus Henderson Global Allocation Fund – Moderate
Ticker:	JNSMX	Class D Shares*
* Class D Shares are closed to certain new investors.
INVESTMENT OBJECTIVE
Janus Henderson Global Allocation Fund – Moderate seeks total return through growth of capital and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.05%
Other Expenses	0.22%
Acquired Fund(1) Fees and Expenses	0.71%
Total Annual Fund Operating Expenses(2)	0.98%
Fee Waiver(2)	0.01%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.97%

(1)	“Acquired Fund” refers to any underlying fund in which the Fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses the Fund incurs as a result of investing in shares of an underlying fund. The Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
(2)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) exceed 0.12% until at least November 1, 2019. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the operating expenses of the underlying funds) without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 100	$ 312	$ 542	$ 1,201

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing in other Janus Henderson mutual funds (“underlying funds”) that represent a variety of asset classes and investment styles and provide exposure to issuers that are economically tied to countries throughout the world. Through its investments in underlying funds, the Fund invests in issuers from several different countries. As a result, the Fund normally will have approximately 40% to 65% of its net assets allocated to non-U.S. investments. The Fund may also have significant exposure to emerging markets.
9	Janus Henderson Global Allocation Fund – Moderate

The Fund invests in a diversified portfolio of underlying funds, resulting in an allocation of the Fund’s investments that normally provides exposure of approximately 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. The target allocation and the allocation of the Fund’s assets among underlying funds are based on quantitative and qualitative analysis. Because it invests in other funds, the Fund is considered a “fund of funds.”
The Fund’s asset allocation is intended to diversify investments throughout the world among equity investments, fixed-income securities, cash equivalents, and alternative investments. The portfolio managers determine the overall composition of the Fund, oversee the investment process, and are responsible for the day-to-day management of the Fund. The portfolio managers continually monitor asset class allocations and rebalance the Fund’s investments in the underlying funds as needed. The portfolio managers also regularly review the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations.
The Fund will normally allocate approximately 55% of its investments to underlying funds that provide varying exposure to common stocks of U.S.-based companies of varying market capitalizations and international companies (including those with exposure to emerging markets), approximately 35% of its investments to underlying bond funds and money market instruments, and approximately 10% of its investments to underlying funds that seek returns uncorrelated with the returns of stocks and bonds by providing exposure to alternative investments and alternative investment strategies. Refer to Appendix A in this Prospectus for a brief description of the investment strategies of each of the currently available underlying funds.
When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking growth of capital and income. Investments in a portfolio with common stock and alternative investment exposure tend to be more volatile than many other investment choices.
Main Risks Associated with the Fund
Allocation Risk.  The Fund’s ability to achieve its investment objective depends largely upon the portfolio managers’ allocation of assets among the underlying funds and other securities, using the optimization process (a process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds) and the judgment of the portfolio managers. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund focuses.
Affiliated Fund Risk.  Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some underlying affiliated mutual funds are generally higher than the fees paid by the Fund or other underlying affiliated mutual funds, which may create a conflict of interest when selecting underlying affiliated mutual funds and share classes for investment. Janus Capital, however, is a fiduciary to the Fund and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds, without taking fees into consideration.
Main Risks Associated with the Underlying Funds and Securities
The biggest risk is that the underlying funds’ returns will vary, and you could lose money.
Market Risk.  Approximately 55% of the Fund’s assets are allocated to equity investments through investments in underlying funds. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
10	Janus Henderson Global Allocation Fund – Moderate

Growth Securities Risk.  Certain underlying funds invest in companies that a portfolio manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If a portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Fixed-Income Securities Risk.  Approximately 35% of the Fund’s assets are allocated to fixed-income securities through investments in underlying funds. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, an underlying fund may not be able to maintain positive returns. An underlying fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. The Federal Reserve raised the federal funds rate several times in recent periods and has signaled additional increases in the near future. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain underlying fund investments may be reduced. These developments could cause the underlying fund’s net asset value to fluctuate or make it more difficult for the underlying fund to accurately value its securities. These developments or others also could cause an underlying fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the underlying fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the underlying fund and the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the underlying fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the underlying fund and the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund’s portfolio manager would like or at the price the portfolio manager believes the security is currently worth.
Foreign Exposure Risk.  Certain underlying funds may have significant exposure to foreign markets, including emerging markets, as a result of their investments in foreign securities, which can be more volatile than the U.S. markets. As a result, an underlying fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund’s performance than it would in a more geographically diversified portfolio. An underlying fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.  The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of an underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on
11	Janus Henderson Global Allocation Fund – Moderate

the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
Sovereign Debt Risk.  An underlying fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent an underlying fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce an underlying fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Mathematical Investment Process Risk.  The proprietary mathematical investment process used by Intech, the subadviser to certain underlying funds, may not achieve the desired results. There is a risk that Intech’s method of assessing stocks will not result in the expected volatility or correlation characteristics. In either case, an underlying fund may not outperform its respective benchmark index, and will likely underperform its benchmark index. On an occasional basis, Intech makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the holdings, might not provide the intended results, and may adversely impact the Fund’s performance.
Value Investing Risk.  Certain underlying funds invest in “value” stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Real Estate Securities Risk.  To the extent an underlying fund holds equity and/or debt securities of real estate-related companies, the Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of real estate investment trusts (“REITs”), is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT.
Investment Process Risk.  The portfolio managers of the underlying Janus Henderson Adaptive Global Allocation Fund use certain proprietary models, including a proprietary options implied information model, to implement the underlying fund’s investment strategy. These models may not be successful in identifying how the underlying fund’s allocations and underlying security exposures should be adjusted in order to reduce the risk of loss while participating in the upside growth of capital markets. As a result, there is a risk that the underlying fund may underperform its benchmark if these models do not correctly identify indicators of risk and reward between asset classes, sectors, and regions.
Alternative Investments Allocation Risk.  Approximately 10% of the Fund’s assets are allocated to alternative investments through investments in underlying funds that invest in alternative investment strategies. In connection with the Fund’s allocation to alternative investments, the Fund may invest in Janus Henderson Diversified Alternatives Fund, which seeks returns uncorrelated with the returns generated by investments in stocks and bonds. Janus Henderson Diversified Alternatives Fund’s ability to achieve its investment objective depends largely upon the successful evaluation of the risk, potential returns, and correlation properties with respect to its investments. There is a risk that the returns provided by alternative investments
12	Janus Henderson Global Allocation Fund – Moderate

may be subject to high volatility and that an underlying fund’s portfolio manager’s beliefs about the expected returns, risk and correlation properties of one or more of an underlying fund’s investments may be incorrect. There is also a risk that an underlying fund’s investments will correlate with the performance of stocks and bonds to a greater degree than anticipated. All of these factors may negatively affect your investment in the Fund and you could lose money. Investment in the underlying funds also involves derivatives, counterparty, leverage, real estate-related, and commodity-linked investment risks.
Counterparty Risk.  Certain derivative and “over-the-counter” instruments, such as swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations.
Commodity-Linked Investments Risk.  Certain underlying funds may invest in derivatives that have exposure to the commodities markets. Such exposure may subject an underlying fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
Derivatives Risk.  Certain underlying funds may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause an underlying fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.
Exchange-Traded Funds Risk.  Certain underlying funds may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. An underlying fund is also subject to the risks associated with the securities in which the ETF invests.
Management Risk.  The underlying funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the underlying funds may fail to produce the intended results. As a result, the Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
13	Janus Henderson Global Allocation Fund – Moderate

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter: 2nd Quarter 2009 14.27%	Worst Quarter: 4th Quarter 2008 – 11.62%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2018 was 0.99%.
Average Annual Total Returns (periods ended 12/31/17)
	1 Year	5 Years	10 Years	Since Inception (12/30/05)
Class D Shares
Return Before Taxes	16.26%	6.91%	5.31%	6.63%
Return After Taxes on Distributions	14.20%	5.26%	4.10%	5.46%
Return After Taxes on Distributions and Sale of Fund Shares	10.55%	5.10%	3.91%	5.06%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	23.97%	10.80%	4.65%	6.49%
Global Moderate Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	17.09%	6.81%	4.32%	5.72%

The Fund’s primary benchmark index is the MSCI All Country World Indexsm. The Fund also compares its performance to the Global Moderate Allocation Index. The indices are described below.
•	The MSCI All Country World Indexsm is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.
•	The Global Moderate Allocation Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the MSCI All Country World Indexsm (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%).
After-tax returns are calculated using distributions for the Fund’s Class D Shares for the periods following February 16, 2010; and for the Fund’s Class J Shares, the predecessor share class, for periods prior to February 16, 2010. If Class D Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
14	Janus Henderson Global Allocation Fund – Moderate

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Ashwin Alankar, Ph.D., is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since September 2014. Enrique Chang, Global Chief Investment Officer of Janus Henderson Investors, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2014.
PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$ 50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 55932, Boston, MA 02205-5932 through January 1, 2019 or Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109, effective January 2, 2019), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
With respect to certain other classes of shares, the Fund and its related companies may pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
15	Janus Henderson Global Allocation Fund – Moderate

Fund summary

Janus Henderson Global Allocation Fund – Growth
Ticker:	JNSGX	Class D Shares*
* Class D Shares are closed to certain new investors.
INVESTMENT OBJECTIVE
Janus Henderson Global Allocation Fund – Growth seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.05%
Other Expenses	0.22%
Acquired Fund(1) Fees and Expenses	0.72%
Total Annual Fund Operating Expenses	0.99%

(1)	“Acquired Fund” refers to any underlying fund in which the Fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses the Fund incurs as a result of investing in shares of an underlying fund. The Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the operating expenses of the underlying funds) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 101	$ 315	$ 547	$ 1,213

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing in other Janus Henderson mutual funds (“underlying funds”) that represent a variety of asset classes and investment styles and provide exposure to issuers that are economically tied to countries throughout the world. Through its investments in underlying funds, the Fund invests in issuers from several different countries. As a result, the Fund normally will have approximately 40% to 65% of its net assets allocated to non-U.S. investments. The Fund may also have significant exposure to emerging markets.
The Fund invests in a diversified portfolio of underlying funds, resulting in an allocation of the Fund’s investments that normally provides exposure of approximately 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. The target allocation and the allocation of the Fund’s assets among underlying funds are based on quantitative and qualitative analysis. Because it invests in other funds, the Fund is considered a “fund of funds.”
16	Janus Henderson Global Allocation Fund – Growth

The Fund’s asset allocation is intended to diversify investments throughout the world among equity investments, fixed-income securities, cash equivalents, and alternative investments. The portfolio managers determine the overall composition of the Fund, oversee the investment process, and are responsible for the day-to-day management of the Fund. The portfolio managers continually monitor asset class allocations and rebalance the Fund’s investments in the underlying funds as needed. The portfolio managers also regularly review the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations.
The Fund will normally allocate approximately 75% of its investments to underlying funds that provide varying exposure to common stocks of U.S.-based companies of varying market capitalizations and international companies (including those with exposure to emerging markets), approximately 15% of its investments to underlying bond funds and money market instruments, and approximately 10% of its investments to underlying funds that seek returns uncorrelated with the returns of stocks and bonds by providing exposure to alternative investments and alternative investment strategies. Refer to Appendix A in this Prospectus for a brief description of the investment strategies of each of the currently available underlying funds.
When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking growth of capital and, to a lesser extent, income. Investments in a portfolio with common stock and alternative investment exposure tend to be more volatile than many other investment choices.
Main Risks Associated with the Fund
Allocation Risk.  The Fund’s ability to achieve its investment objective depends largely upon the portfolio managers’ allocation of assets among the underlying funds and other securities, using the optimization process (a process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds) and the judgment of the portfolio managers. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund focuses.
Affiliated Fund Risk.  Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some underlying affiliated mutual funds are generally higher than the fees paid by the Fund or other underlying affiliated mutual funds, which may create a conflict of interest when selecting underlying affiliated mutual funds and share classes for investment. Janus Capital, however, is a fiduciary to the Fund and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds, without taking fees into consideration.
Main Risks Associated with the Underlying Funds and Securities
The biggest risk is that the underlying funds’ returns will vary, and you could lose money.
Market Risk.  Approximately 75% of the Fund’s assets are allocated to equity investments through investments in underlying funds. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Growth Securities Risk.  Certain underlying funds invest in companies that a portfolio manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If a portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
17	Janus Henderson Global Allocation Fund – Growth

Foreign Exposure Risk.  Certain underlying funds may have significant exposure to foreign markets, including emerging markets, as a result of their investments in foreign securities, which can be more volatile than the U.S. markets. As a result, an underlying fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund’s performance than it would in a more geographically diversified portfolio. An underlying fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.  The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of an underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
Sovereign Debt Risk.  An underlying fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent an underlying fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Fixed-Income Securities Risk.  Approximately 15% of the Fund’s assets are allocated to fixed-income securities through investments in underlying funds. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, an underlying fund may not be able to maintain positive returns. An underlying fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. The Federal Reserve raised the federal funds rate several times in recent periods and has signaled additional increases in the near future. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain underlying fund investments may be reduced. These developments could cause the underlying fund’s net asset value to fluctuate or make it more difficult for the underlying fund to accurately value its securities. These developments or others also could cause an underlying fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the underlying fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the underlying fund and the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the underlying fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the underlying fund and the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make
18	Janus Henderson Global Allocation Fund – Growth

timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund’s portfolio manager would like or at the price the portfolio manager believes the security is currently worth.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce an underlying fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Mathematical Investment Process Risk.  The proprietary mathematical investment process used by Intech, the subadviser to certain underlying funds, may not achieve the desired results. There is a risk that Intech’s method of assessing stocks will not result in the expected volatility or correlation characteristics. In either case, an underlying fund may not outperform its respective benchmark index, and will likely underperform its benchmark index. On an occasional basis, Intech makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the holdings, might not provide the intended results, and may adversely impact the Fund’s performance.
Value Investing Risk.  Certain underlying funds invest in “value” stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Real Estate Securities Risk.  To the extent an underlying fund holds equity and/or debt securities of real estate-related companies, the Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of real estate investment trusts (“REITs”), is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT.
Investment Process Risk.  The portfolio managers of the underlying Janus Henderson Adaptive Global Allocation Fund use certain proprietary models, including a proprietary options implied information model, to implement the underlying fund’s investment strategy. These models may not be successful in identifying how the underlying fund’s allocations and underlying security exposures should be adjusted in order to reduce the risk of loss while participating in the upside growth of capital markets. As a result, there is a risk that the underlying fund may underperform its benchmark if these models do not correctly identify indicators of risk and reward between asset classes, sectors, and regions.
Alternative Investments Allocation Risk.  Approximately 10% of the Fund’s assets are allocated to alternative investments through investments in underlying funds that invest in alternative investment strategies. In connection with the Fund’s allocation to alternative investments, the Fund may invest in Janus Henderson Diversified Alternatives Fund, which seeks returns uncorrelated with the returns generated by investments in stocks and bonds. Janus Henderson Diversified Alternatives Fund’s ability to achieve its investment objective depends largely upon the successful evaluation of the risk, potential returns, and correlation properties with respect to its investments. There is a risk that the returns provided by alternative investments may be subject to high volatility and that an underlying fund’s portfolio manager’s beliefs about the expected returns, risk and correlation properties of one or more of an underlying fund’s investments may be incorrect. There is also a risk that an underlying fund’s investments will correlate with the performance of stocks and bonds to a greater degree than anticipated. All of these factors may negatively affect your investment in the Fund and you could lose money. Investment in the underlying funds also involves derivatives, counterparty, leverage, real estate-related, and commodity-linked investment risks.
19	Janus Henderson Global Allocation Fund – Growth

Counterparty Risk.  Certain derivative and “over-the-counter” instruments, such as swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations.
Commodity-Linked Investments Risk.  Certain underlying funds may invest in derivatives that have exposure to the commodities markets. Such exposure may subject an underlying fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
Derivatives Risk.  Certain underlying funds may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause an underlying fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.
Exchange-Traded Funds Risk.  Certain underlying funds may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. An underlying fund is also subject to the risks associated with the securities in which the ETF invests.
Management Risk.  The underlying funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the underlying funds may fail to produce the intended results. As a result, the Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
20	Janus Henderson Global Allocation Fund – Growth

Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter: 2nd Quarter 2009 18.37%	Worst Quarter: 4th Quarter 2008 – 18.05%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2018 was 2.37%.
Average Annual Total Returns (periods ended 12/31/17)
	1 Year	5 Years	10 Years	Since Inception (12/30/05)
Class D Shares
Return Before Taxes	19.72%	8.38%	4.90%	6.84%
Return After Taxes on Distributions	17.82%	6.93%	3.94%	5.89%
Return After Taxes on Distributions and Sale of Fund Shares	12.41%	6.37%	3.68%	5.36%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	23.97%	10.80%	4.65%	6.49%
Global Growth Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	20.49%	8.81%	4.54%	6.15%

The Fund’s primary benchmark index is the MSCI All Country World Indexsm. The Fund also compares its performance to the Global Growth Allocation Index. The indices are described below.
•	The MSCI All Country World Indexsm is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.
•	The Global Growth Allocation Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the MSCI All Country World Indexsm (80%) and the Bloomberg Barclays Global Aggregate Bond Index (20%).
After-tax returns are calculated using distributions for the Fund’s Class D Shares for the periods following February 16, 2010; and for the Fund’s Class J Shares, the predecessor share class, for periods prior to February 16, 2010. If Class D Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
21	Janus Henderson Global Allocation Fund – Growth

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Ashwin Alankar, Ph.D., is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since September 2014. Enrique Chang, Global Chief Investment Officer of Janus Henderson Investors, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2014.
PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$ 50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 55932, Boston, MA 02205-5932 through January 1, 2019 or Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109, effective January 2, 2019), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
With respect to certain other classes of shares, the Fund and its related companies may pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
22	Janus Henderson Global Allocation Fund – Growth

Additional information about the Funds

Fees and expenses
Each Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. The Funds’ returns are net of these expenses. Expenses may be higher or lower depending upon the allocation of the Funds’ assets among the underlying funds and the actual expenses of the underlying funds, including any expenses associated with the underlying funds’ investments in exchange-traded funds.
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended June 30, 2018.
•	“Annual Fund Operating Expenses” are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, accounting, and other shareholder services, as well as reimbursement to Janus Capital of its out-of-pocket costs for services as administrator. You do not pay these fees directly but, as the Example in each Fund Summary shows, these costs are borne indirectly by all shareholders.
•	The “Management Fee” is the investment advisory fee rate paid by each Fund to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•	“Other Expenses”
°	include an administrative services fee of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services LLC (“Janus Services”), the Funds’ transfer agent.
°	may include reimbursement to Janus Services of its out-of-pocket costs for arranging for the provision by third parties of certain servicing to shareholders.
•	Janus Capital has contractually agreed to waive and/or reimburse each Fund’s “Total Annual Fund Operating Expenses” to certain limits until at least November 1, 2019. The expense limits are described in the “Management Expenses” section of this Prospectus.
•	All expenses in a Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
This Prospectus provides information about the Funds, a group of mutual funds that invest in Janus Henderson stock and bond mutual funds, money market instruments, and alternative investment strategies (the “underlying funds”). Because they invest in other funds, each Fund is considered a “fund of funds.” The term “fund of funds” is used to describe a mutual fund that pursues its investment objective by investing primarily in other mutual funds, rather than in individual stocks, bonds, or alternative investment strategies. A fund of funds bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. The Funds are best suited for long-term investors.
This section takes a closer look at the Funds’ principal investment strategies, as well as certain risks of investing in the Funds. Please carefully review the “Risks of the Funds” section of this Prospectus for a discussion of risks associated with certain investment techniques. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout this Prospectus.
The Funds offer three choices for different investment styles. Because investors’ risk tolerances, investment goals, investment time horizons, and financial circumstances may be different, each Fund offers a different strategy for attaining capital growth and income. The allocation to stocks, bonds, and alternative investment strategies in each Fund reflects its greater or lesser emphasis on pursuing growth of capital or current income. The following illustrates each Fund’s relative emphasis on seeking growth of capital and seeking income.
23	Janus Investment Fund

Each Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments, and may also invest in money market instruments or cash/cash equivalents. The following table indicates each Fund’s long-term expected average asset allocation, which is how each Fund’s investments generally will be allocated among the major asset classes and strategies over the long term, as well as the ranges, under normal market conditions, within which each Fund’s asset class allocations generally will vary over short-term periods.
	Janus Henderson Global Allocation Fund – Conservative	Janus Henderson Global Allocation Fund – Moderate	Janus Henderson Global Allocation Fund – Growth
Long-Term Expected Average Asset Allocation
Equity Investments	40%	55%	75%
Fixed-Income Securities and Money Market Instruments	55%	35%	15%
Alternative Investments	5%	10%	10%
Normal Asset Allocation Range
Equity Investments	30%-50%	45%-65%	70%-85%
Fixed-Income Securities and Money Market Instruments	50%-65%	30%-45%	10%-25%
Alternative Investments	0%-20%	5%-20%	5%-20%

Each Fund will normally allocate its investments to underlying funds that provide varying exposure to U.S.-based companies of varying market capitalizations, international companies (including those with exposure to emerging markets), bonds and money market instruments, derivatives, currency strategies, and alternative investments. The allocations may change from time to time to reflect market fluctuations or in response to various economic or other factors as deemed appropriate by the portfolio managers. The Equity/Fixed Income/Alternative long-term expected average asset allocation targets and normal asset allocation ranges, as well as the underlying funds and investments in each underlying fund, may change from time to time without shareholder approval or notice.
Although each Fund can invest in any or all of the underlying funds described in Appendix A of this Prospectus, it is expected that each Fund will normally invest in only some of the underlying funds at any particular time. A Fund’s investment in any underlying fund may exceed 25% of such Fund’s total assets. For information on the underlying Janus Henderson funds currently available for investment by the Funds, including investment objectives and strategies, see “Investment Objectives and Strategies of the Underlying Funds” in Appendix A. In addition to investing in the underlying funds shown in the following table, at the discretion of Janus Capital and without prior shareholder notification, the Funds may invest in additional Janus Henderson funds established in the future.
The following table shows the asset categories and the list of currently available underlying funds for each category as of the date of this Prospectus. These categories and the respective underlying funds may change at any time without prior notice.
Asset Category – Potential Underlying Funds*
Equity Investments (Stocks)
Janus Henderson Adaptive Global Allocation Fund	Janus Henderson Global Life Sciences Fund	Janus Henderson Mid Cap Value Fund
Janus Henderson Asia Equity Fund	Janus Henderson Global Real Estate Fund	Janus Henderson Overseas Fund
Janus Henderson Balanced Fund	Janus Henderson Global Research Fund	Janus Henderson Research Fund
Janus Henderson Contrarian Fund	Janus Henderson Global Select Fund	Janus Henderson Select Value Fund
Janus Henderson Emerging Markets Managed Volatility Fund	Janus Henderson Global Technology Fund	Janus Henderson Small Cap Value Fund
Janus Henderson Enterprise Fund	Janus Henderson Global Value Fund	Janus Henderson Triton Fund
Janus Henderson European Focus Fund	Janus Henderson Growth and Income Fund	Janus Henderson Value Plus Income Fund
Janus Henderson Forty Fund	Janus Henderson International Managed Volatility Fund	Janus Henderson Venture Fund
Janus Henderson Global Equity Income Fund	Janus Henderson International Value Fund	Janus Henderson U.S. Managed Volatility Fund
Janus Henderson Global Income Managed Volatility Fund	Janus Henderson Large Cap Value Fund
Fixed-Income Securities (Bonds)
Janus Henderson Flexible Bond Fund	Janus Henderson High-Yield Fund	Janus Henderson Short-Term Bond Fund
Janus Henderson Global Bond Fund	Janus Henderson Multi-Sector Income Fund	Janus Henderson Strategic Income Fund
24	Janus Investment Fund

Asset Category – Potential Underlying Funds*
Alternative Investments
Janus Henderson Diversified Alternatives Fund	Janus Henderson Global Unconstrained Bond Fund

*	Each Fund intends to invest in the most cost effective available class of shares of the Janus Investment Fund underlying funds, subject to applicable regulatory or investment management considerations.
Actual holdings percentages may vary due to actual cash flows and changes to the underlying funds’ asset values. In addition, the Funds may reallocate their assets among these or any underlying funds as described in this Prospectus, including investing a portion or all of its assets in cash equivalents or a money market fund. The Funds and certain underlying funds may purchase unlimited shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. Janus Capital may change the asset class allocations, the underlying funds, an underlying fund’s asset category, or weightings among asset classes or underlying funds without prior notice to shareholders. Information regarding a Fund’s actual allocations to underlying funds is available to shareholders on a periodic basis through the Funds’ annual reports, semiannual reports, and certain other reports filed with the Securities and Exchange Commission, as well as at janushenderson.com/allfunds. Please refer to “Availability of Portfolio Holdings Information” in this Prospectus to learn how to access the most recent allocation information.
The following table summarizes the management process:
Action	Normal Frequency
Establish strategic asset class allocation policy	Annually
Monitor asset class allocations	Ongoing
Review/rebalance Fund allocations	As needed
Review asset (and sub-asset) class exposures/classifications	Annually

The Funds’ Board of Trustees (“Trustees”) may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.
Unless otherwise stated, the following additional investment strategies and general policies apply to the Funds and the underlying funds. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent.
Cash Position
A Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
Portfolio Turnover
The Funds normally seek long-term investment, although the Funds may sell shares of the underlying funds regardless of how long they have been held. Portfolio turnover is affected by market conditions, changes in the size of a Fund (including due to shareholder purchases and redemptions), the nature of a Fund’s investments, and the judgment of the portfolio managers. Changes are normally made in a Fund’s holdings whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions regarding asset allocations among the underlying funds. The Funds’ transactions in the underlying funds do not entail brokerage commissions, but may result in taxable capital gains. The “Financial Highlights” section of this Prospectus shows the Funds’ historical turnover rates.
25	Janus Investment Fund

Risks of the Funds
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. To varying degrees, each Fund intends to allocate assets among underlying funds that invest in stocks, fixed-income securities, money market instruments or cash/cash equivalents, and alternative investment strategies, while also making efforts to minimize risk exposure within the selection of investments in a variety of Janus Henderson funds. The allocation of each Fund’s assets to underlying funds may not be successful in achieving the Fund’s investment objective. There is a risk that you may experience lower returns by investing in a Fund instead of investing directly in an underlying fund. A Fund’s returns are directly related to the aggregate performance and expenses of the underlying funds in which it invests. Certain of the underlying funds in which a Fund may invest have operated for shorter time periods and therefore have limited investment results, smaller asset bases, and estimated expense ratios. Investments by a Fund in such an underlying fund may increase the indirect expenses paid by the Fund and may result in the Fund not achieving its investment objective.
There is additional risk for the Funds with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in a Fund indirectly having concentrated assets in a particular industry, geographical sector, or single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the Fund’s returns. The Funds do not control the investments of the underlying funds, or any indirect concentration that occurs as a result of the underlying funds following their investment objectives.
The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results. A Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Janus Capital manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, because Janus Capital is the adviser to the Funds and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Funds among underlying funds. The portfolio managers, officers, and Trustees of the Funds may also serve in the same capacity as portfolio managers, officers, and Trustees of the underlying funds. Conflicts may arise as the portfolio managers, officers, and Trustees seek to fulfill their fiduciary responsibilities to the Funds and the underlying funds. Purchases and redemptions of an underlying fund by a Fund due to reallocations or rebalancing may result in an underlying fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Fund could cause an underlying fund’s actual expenses to increase, or could result in an underlying fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the underlying fund’s expense ratio. The impact of these transactions is likely to be greater when a Fund purchases, redeems, or owns a substantial portion of the underlying fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ SAI.
Each Fund invests in underlying funds that may invest substantially all of their assets in common stocks. The main risk associated with investing in those funds is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, an underlying fund’s share price may also decrease.
Each Fund also invests in underlying funds that may invest substantially all of their assets in fixed-income securities or income-generating securities. Investing in this type of underlying fund may expose a Fund to risks such as credit risk and interest rate fluctuations. In addition, a Fund’s performance may also be affected by risks of certain types of investments by the underlying funds, such as foreign (non-U.S.) securities and derivative instruments.
An underlying fund’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, derivative investments, exchange-traded funds, non-investment grade bonds (also known as “junk” bonds), initial public offerings, or securities of companies with relatively small
26	Janus Investment Fund

market capitalizations. Note that a portfolio manager’s use of such investments may have a magnified performance impact on an underlying fund with a small asset base and the underlying fund may not experience similar performance as its assets grow.
The following information is intended to help you better understand some of the risks of investing in the Funds. The impact of the following risks on a Fund may vary depending on the Fund’s investment allocation. The greater a Fund’s allocation to an underlying fund or investment, the greater the Fund’s exposure to the risks associated with that underlying fund or investment. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund.
Collateral Risk.  With respect to collateral received in repurchase transactions or other investments, an underlying fund may have significant exposure to financial services, mortgage markets, and government agencies not secured by the full faith and credit of the United States. Such exposure, depending on market conditions, could have a negative impact on an underlying fund, including minimizing the value of any collateral.
Concentration Risk.  An underlying fund may focus its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the underlying fund’s net asset value. In addition, an underlying fund that concentrates its assets in the real estate and real estate-related industries will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, real estate investment trust (“REIT”) prices may drop, and changes in federal or state tax laws may affect the value of the securities held by an underlying fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. As a result, such underlying funds may be subject to greater risks and their net asset value may fluctuate more than a fund that does not concentrate its investments.
Counterparty Risk.  Underlying fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the underlying fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to an underlying fund. The underlying fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. An underlying fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the underlying fund’s cash balance is invested in one or more types of cash management vehicles. In addition, an underlying fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). The underlying funds intend to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that an underlying fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk.  Through a Fund’s investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks for an underlying fund is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact an underlying fund’s returns and yield.
Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact an underlying fund’s return and yield. If a security has not received a rating, an underlying fund must rely upon Janus Capital’s credit assessment, which if incorrect can also impact the underlying fund’s returns and yield. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
27	Janus Investment Fund

Currency Risk.  An underlying fund’s investments and strategies will involve exposure to foreign currencies. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as an underlying fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the underlying fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency. Additionally, and as a result of an underlying fund’s use of currency investment strategies, the underlying fund’s net currency positions may expose the underlying fund to losses independent of any securities positions.
Derivatives Risk.  Certain underlying funds may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause an underlying fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by an underlying fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent an underlying fund enters into short derivative positions, the underlying fund may be exposed to risks similar to those associated with short sales, including the risk that the underlying fund’s losses are theoretically unlimited.
Emerging Markets Risk.  Within the parameters of its specific investment policies, an underlying fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. To the extent that an underlying fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on an underlying fund’s investments. The securities markets of many of these countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for an underlying fund to obtain or to enforce a judgment against the issuers of such securities. In addition, an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the underlying fund’s performance. An underlying fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent an underlying fund invests in Chinese local market securities. Some of the risks of investing directly in foreign and emerging market securities may be reduced when an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
Equity Securities Risk.  The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor
28	Janus Investment Fund

sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed-income securities. These risks are generally magnified in the case of equity investments in distressed companies.
Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that an underlying fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the underlying fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on an underlying fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk.  Certain underlying funds may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in an underlying fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs have certain inherent risks generally associated with investments in a portfolio of securities in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, an underlying fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect an underlying fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. To the extent an underlying fund invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Fixed-Income Securities Risk.  Through a Fund’s investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on
29	Janus Investment Fund

different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. During periods of very low or negative interest rates, an underlying fund may not be able to maintain positive returns.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in an underlying fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund’s portfolio manager would like or at the price the portfolio manager believes the security is currently worth. To the extent an underlying fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that an underlying fund invests in derivatives tied to fixed-income securities, such underlying fund may be more substantially exposed to these risks than an underlying fund that does not invest in such derivatives.
The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed-income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. An underlying fund may also be subject to heightened interest rate and liquidity risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. The Federal Reserve raised the federal funds rate several times in recent periods and has signaled additional increases in the near future. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain underlying fund investments may be reduced. These developments could cause the underlying fund’s net asset value to fluctuate or make it more difficult for the underlying fund to accurately value its securities. These developments or others also could cause an underlying fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the underlying fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the underlying fund and the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the underlying fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the underlying fund and the Fund.
Floating Rate Obligations Risk.  There may be a number of intermediate participants in floating rate obligation transactions and loan agreements that have specific rights and obligations, and terms and conditions. Unexpected changes in the interest rates on floating rate obligations could result in losses to an underlying fund. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations and that there may be restrictions on their transfer. As a result, an underlying fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value.
Foreign Exposure Risk.  Certain underlying funds may have significant exposure to foreign markets as a result of their investments in foreign equity and debt securities, including investments in emerging markets, which can be more volatile than the U.S. markets. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, management, and shareholder base. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities and an underlying fund’s returns and net asset value may depend on factors other than the performance of a particular company. These factors include, but may not be limited to, fluctuations in currency exchange rates, political and economic risk, regulatory risk, foreign market risk, geographic investment risk, and transaction costs. Foreign investments may be subject to heightened political
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and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for an underlying fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund’s performance than it would in a more geographically diversified portfolio. To the extent an underlying fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
High-Yield/High-Risk Bond Risk.  A high-yield/high-risk bond (also known as a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. The underlying Janus Henderson Global Unconstrained Bond Fund and Janus Henderson High-Yield Fund may invest without limit in high-yield/high-risk bonds. The underlying Janus Henderson Strategic Income Fund may invest a substantial amount of its net assets in high-yield/high-risk bonds. Other underlying funds have limits related to their investments in high-yield/high-risk bonds that range from 65% or less to 20% or less of their net assets. High-yield/high-risk bonds may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Industry Risk.  Although the Funds do not concentrate their investments in specific industries, certain underlying funds may invest in companies related in such a way that they react similarly to certain industry-specific market or economic developments. For example, in the life sciences, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in an underlying fund’s portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in an underlying fund’s portfolio may become rapidly obsolete or have relatively short product cycles. As a result, such underlying funds’ returns may be considerably more volatile than the returns of an underlying fund that does not invest in similarly related companies.
Inflation-Related Investments Risk.  Inflation-linked swaps, inflation-linked bonds (including Treasury Inflation-Protected Securities, also known as TIPS), and other inflation-linked securities are subject to inflation risk. A swap held long by an underlying fund can potentially lose value if the rate of inflation over the life of the swap is less than the fixed rate that the underlying fund agrees to pay at the initiation of the swap. Except for an underlying fund’s investments in TIPS, which are guaranteed as to principal by the U.S. Treasury, the inflation-adjusted principal value of inflation-linked bonds repaid at maturity may be less than the original principal. Because of their inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate securities. In the event of deflation, where prices decline over time, the principal and income of inflation-linked bonds will likely decline, resulting in losses to an underlying fund.
Initial Public Offering Risk.  A Fund may invest in underlying funds that may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become
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publicly traded. To the extent a Fund is invested in underlying funds that purchase shares issued in IPOs, the Fund is exposed to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the underlying funds in which a Fund invests, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on certain underlying funds’ performance in the past, there can be no assurance that the underlying funds will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of underlying funds to which IPO securities are allocated increases, the number of securities issued to any one underlying fund may decrease. In addition, as a Fund or underlying fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Interest Rate Risk.  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.
Investment Process Risk.  The portfolio managers of the underlying Janus Henderson Adaptive Global Allocation Fund use certain proprietary models, including a proprietary options implied information model, to implement the underlying fund’s investment strategy. These models may not be successful in identifying how the underlying fund’s allocations and underlying security exposures should be adjusted in order to reduce the risk of loss while participating in the upside growth of capital markets. As a result, there is a risk that the underlying fund may underperform its benchmark if these models do not correctly identify indicators of risk and reward between asset classes, sectors, and regions. Further, while the use of these models and subsequent portfolio reallocations are intended to benefit investors that invest in the underlying fund, these techniques could in certain cases have a detrimental effect on the underlying fund, including increasing portfolio turnover (and related transactions costs) and causing the underlying fund to incur taxable gains.
Leverage Risk.  Engaging in transactions using leverage or those having a leveraging effect subjects an underlying fund to certain risks. Leverage can magnify the effect of any gains or losses, causing an underlying fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject an underlying fund to leveraged market exposure to commodities. In addition, an underlying fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the underlying fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Liquidity Risk.  An underlying fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. An underlying fund may also make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, an underlying fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect an underlying fund’s value or prevent such underlying fund from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that an underlying fund invests in Rule 144A and restricted securities.
Loan Risk.  Certain underlying funds may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. The bank loans in which an underlying fund may invest may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. An underlying fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Some participation interests and
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assignments may not be considered “securities,” and purchasers, such as an underlying fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because Janus Capital, in the course of investing an underlying fund’s assets in loans, may have access to material non-public information regarding the borrower, the ability of an underlying fund to purchase or sell publicly-traded securities of such borrowers may be restricted. In addition, to the extent an underlying fund invests in non-U.S. bank loan investments, those investments are subject to the risks of foreign investment, including Eurozone risk. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. In addition to the risks associated with bank loans, an underlying fund’s investments in bridge loans may subject a Fund to certain risks, including the risk that a borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. An underlying fund’s investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations.
Long/Short Position Risk.  The value of an underlying fund’s long portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if an underlying fund’s portfolio managers are incorrect about their assessment of a company’s intrinsic worth. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s long portfolio could also decrease if there are deteriorating economic or market conditions. Conversely, an underlying fund’s short positions may result in a loss (which may be unlimited) if the value of an individual company or security, or multiple companies or securities, in the portfolio increases or if the stock market goes up, regardless of how well the businesses of individual companies or securities in the portfolio perform. If the value of an underlying fund’s portfolio decreases, the underlying fund’s net asset value will also decrease.
Market Risk.  Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests. As discussed in more detail under “Fixed-Income Securities Risk,” the conclusion of the Federal Reserve Board’s quantitative easing program and subsequent increases of the target range for the federal funds rate could cause the value of an underlying fund to decrease and result in heightened levels of market volatility as well as interest rate risk and liquidity risk. If the value of the underlying fund’s portfolio decreases, an underlying fund’s net asset value will also decrease, resulting in a decrease in a Fund’s net asset value, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Mathematical Investment Process Risk.  The proprietary mathematical investment process used by Intech, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and Intech may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders. There is a risk that if Intech’s method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the underlying fund may not outperform its respective benchmark index. On an occasional basis, Intech makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact a Fund’s performance. In addition, others may attempt to utilize public information related to Intech’s investment strategy in a way that may affect performance. To minimize the risk of significant underperformance relative to an underlying fund’s benchmark index, Intech has designed certain risk controls. In addition, the underlying funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary
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defensive positions. However, Intech may invest in exchange-traded funds or use futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.
Money Market Fund Investment Risk.  By investing in a money market fund, an underlying fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective and, therefore, an underlying fund, through its investment in a money market fund, may not achieve its investment objective. To the extent an underlying fund transacts in instruments such as derivatives, such underlying fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from such underlying fund’s investments in derivatives. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their NAVs. Certain money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future.
Rules adopted by the Securities and Exchange Commission (“SEC”) require, among other things, certain money market funds to cause transactions in shares of these funds to be effected using a fund’s NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). “Government Money Market Funds” and “Retail Money Market Funds” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, are not subject to the floating NAV requirements. In addition, money market funds may impose a fee upon sale of shares or may temporarily suspend the ability to sell shares of the money market fund if the money market fund’s liquidity falls below required minimums because of market conditions or other factors.
There can be no assurance that an underlying fund’s investments in money market funds are not adversely affected by reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.
In addition to the fees and expenses that an underlying fund directly bears, an underlying fund indirectly bears the fees and expenses of any money market fund in which it invests. To the extent these fees and expenses are expected to equal or exceed 0.01% of an underlying fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses section set forth in the underlying fund’s prospectus.
Mortgage- and Asset-Backed Securities Risk.  Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing an underlying fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce an underlying fund’s returns because the underlying fund will have to reinvest that money at lower prevailing interest rates. Investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.
Similarly, the value of an underlying fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the
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creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. An underlying fund could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.
Nondiversification Risk.  Certain underlying funds are classified as nondiversified under the Investment Company Act of 1940, as amended (the “1940 Act”), and may hold a greater percentage of their assets in a smaller number of issuers. As a result, an increase or decrease in the value of a single security held by an underlying fund may have a greater impact on the underlying fund’s net asset value and total return. Being nondiversified may also make an underlying fund more susceptible to financial, economic, political, or other developments that may impact a security. Although an underlying fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the underlying fund’s portfolio manager more flexibility to hold larger positions in a smaller number of securities than an underlying fund that is classified as diversified. An underlying fund’s policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the underlying fund’s performance and its share price.
Portfolio Turnover Risk.  Increased portfolio turnover of underlying funds may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance.
Real Estate Securities Risk.  To the extent an underlying fund holds equity and/or debt securities of real estate-related companies, a Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT.
REIT Risk.  To the extent an underlying fund holds REITs, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders.
Reverse Repurchase Agreement Risk.  Reverse repurchase agreements are transactions in which an underlying fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the underlying fund on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that an underlying fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to an underlying fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by an underlying fund with those proceeds, resulting in reduced returns to shareholders. When an underlying fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations. In the event of such a default, the underlying fund may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on the underlying fund’s portfolio.
Rule 144A Securities Risk.  Certain underlying funds may invest in Rule 144A securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but which may be resold to certain institutional investors. Such securities may be determined to be liquid in accordance with the underlying funds’ applicable policies and procedures and Rule 22e-4. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect negatively an underlying fund’s ability to dispose of such securities promptly or at expected prices. As such, even if determined to be liquid, an underlying fund’s investment in Rule 144A securities may subject the underlying fund to enhanced liquidity risk and potentially increase the underlying fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.
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Securities Lending Risk.  An underlying fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. An underlying fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When an underlying fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The underlying fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the underlying fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying fund may experience delays and costs in recovering the security or gaining access to the collateral provided to collateralize the loan. If the underlying fund is unable to recover a security on loan, the underlying fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales Risk.  Short sales are speculative transactions and involve special risks, including a greater reliance on the ability of an underlying fund’s portfolio manager to accurately anticipate the future value of a security. An underlying fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. An underlying fund’s losses are potentially unlimited in a short sale transaction. The use of short sales may also cause an underlying fund to have higher expenses than those of other underlying funds. In addition, due to the investment process of long and short positions, an underlying fund may be subject to additional transaction costs that may lower the underlying fund’s returns. An underlying fund’s use of short sales may also have a leveraging effect on the underlying fund’s portfolio.
Small- and Mid-Sized Companies Risk.  Due to certain underlying funds’ investments in securities issued by small- and mid-sized companies, the underlying funds’ net asset value may fluctuate more than that of an underlying fund investing primarily in large companies. An underlying fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on an underlying fund’s returns, especially as market conditions change.
Sovereign Debt Risk.  Certain underlying funds may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. An underlying fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the underlying fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent an underlying fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Subsidiary Risk.  Certain underlying funds may gain exposure to the commodities markets by investing in wholly-owned subsidiaries organized under the laws of the Cayman Islands (each, a “Subsidiary”). By investing in a Subsidiary, an
36	Janus Investment Fund

underlying fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the underlying fund. Each Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. The Internal Revenue Service (“IRS”) has previously issued a number of private letter rulings to mutual funds (but not the underlying fund), in which it ruled that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as a Subsidiary, constitutes qualifying income. The IRS has suspended the issuance of any further private letter rulings pending a review of its position. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or a Subsidiary to operate as described in the underlying fund’s prospectus and the SAI. Such changes could adversely affect the underlying fund’s ability to meet its investment objective and jeopardize the underlying fund’s status as a regulated investment company under the U.S. tax code, which in turn may subject the underlying fund to higher tax rates and/or penalties.
Swap Agreements Risk.  Certain underlying funds may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their portfolios from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to the underlying fund. If the other party to a swap defaults, the underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If an underlying fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the underlying fund and reduce the underlying fund’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
TBA Commitments Risk.  Certain underlying funds may enter into “to be announced” or “TBA” commitments. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, an underlying fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to an underlying fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the securities, the underlying fund could suffer a loss. At the time of its acquisition, a TBA security may be valued at less than the purchase price. When an underlying fund sells a TBA security prior to settlement, it does not participate in future gains or losses with respect to the security. An underlying fund is generally not required to pay for the TBA security until the settlement date and, as a result, if the underlying fund remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
Unconstrained Investing Risk.  Because the portfolio manager of the underlying Janus Henderson Global Unconstrained Bond Fund employs an unconstrained investment approach, the underlying fund may have exposure to a broad range of securities and instruments, credit qualities, maturities, countries, and regions. As a result, there is a greater risk that the underlying fund may underperform the 3-Month USD LIBOR (the underlying fund’s benchmark) if the portfolio manager’s expectations regarding market trends and the interplay of market factors are incorrect. In addition, the underlying fund’s performance may be more volatile than a fund with more tailored investment strategies because the success of the portfolio manager’s selections is dependent on a greater number of variables.
37	Janus Investment Fund

Management of the Funds

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Funds and the underlying funds. Janus Capital is responsible for the day-to-day management of the Funds’ investment portfolios, as well as the investment portfolios of certain underlying funds, and furnishes continuous advice and recommendations concerning the Funds’ investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Funds.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
The terms of the exemptive order that are discussed above may also apply to the underlying funds because they are managed by Janus Capital. Refer to the underlying funds’ prospectuses for additional detail.
Janus Capital furnishes certain administration, compliance, and accounting services to the Funds, including providing office space for the Funds and providing personnel to serve as officers to the Funds. Janus Capital generally pays the salaries, fees, and expenses of Fund officers with respect to services provided to the Funds, although some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds.
Management expenses
Each Fund pays Janus Capital an investment advisory fee and incurs expenses, including administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital also receives an investment advisory fee for managing the underlying funds. Refer to the underlying funds’ prospectuses for specific information about investment advisory fees.
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The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers). The rate shown is a fixed rate based on each Fund’s average daily net assets.
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate(1) (%) (for the fiscal year ended June 30, 2018)
Janus Henderson Global Allocation Fund – Conservative	All Asset Levels	0.05	0.05
Janus Henderson Global Allocation Fund – Moderate	All Asset Levels	0.05	0.04
Janus Henderson Global Allocation Fund – Growth	All Asset Levels	0.05	0.05

(1)	Janus Capital has agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that each Fund’s total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) exceed certain levels until at least November 1, 2019. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waivers are not reflected in the contractual fee rates shown.
A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements is included in each Fund’s annual report (for the period ending June 30) or semiannual report (for the period ending December 31) to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting a Janus Henderson representative at 1-800-525-3713. The reports are also available, free of charge, at janushenderson.com/reports.
Expense Limitations
Janus Capital has contractually agreed to waive the advisory fee payable by each Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2019.
Fund Name	Expense Limit Percentage (%)
Janus Henderson Global Allocation Fund – Conservative	0.14
Janus Henderson Global Allocation Fund – Moderate	0.12
Janus Henderson Global Allocation Fund – Growth	0.14

Subadvisers of Certain Underlying Funds
Intech Investment Management LLC (“Intech”) serves as subadviser to four of the available underlying funds: Janus Henderson Emerging Markets Managed Volatility Fund, Janus Henderson Global Income Managed Volatility Fund, Janus Henderson International Managed Volatility Fund, and Janus Henderson U.S. Managed Volatility Fund (together, the “Intech Funds”). Intech (together with its predecessors), CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, Intech provides day-to-day management of the investment operations of the underlying Intech Funds. Janus Capital owns approximately 97% of Intech.
Perkins Investment Management LLC (“Perkins”) serves as subadviser to seven of the available underlying funds: Janus Henderson Global Value Fund, Janus Henderson International Value Fund, Janus Henderson Large Cap Value Fund, Janus Henderson Mid Cap Value Fund, Janus Henderson Select Value Fund, Janus Henderson Small Cap Value Fund, and Janus Henderson Value Plus Income Fund (together, the “Value Funds”). Perkins (together with its predecessors), 311 S. Wacker
39	Janus Investment Fund

Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the investment operations of the underlying Value Funds, as well as other mutual funds and separate accounts. Janus Capital owns 100% of Perkins.
Investment personnel
Janus Henderson Global Allocation Fund – Conservative
Janus Henderson Global Allocation Fund – Moderate
Janus Henderson Global Allocation Fund – Growth

Co-Portfolio Managers Ashwin Alankar and Enrique Chang jointly share responsibility for the day-to-day management of Janus Henderson Global Allocation Fund – Conservative, Janus Henderson Global Allocation Fund – Moderate, and Janus Henderson Global Allocation Fund – Growth, with no limitation on the authority of one co-portfolio manager in relation to the other.
Ashwin Alankar, Ph.D., is Senior Vice President and Head of Global Asset Allocation of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Allocation Fund – Conservative, Janus Henderson Global Allocation Fund – Moderate, and Janus Henderson Global Allocation Fund – Growth, which he has co-managed since September 2014. Mr. Alankar is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in August 2014. Prior to joining Janus Capital, Mr. Alankar was Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity products and a senior portfolio manager of the firm’s systematic multi-asset class alternative investment efforts from 2010 to 2014. Mr. Alankar holds a Bachelor of Science degree in Mathematics and Chemical Engineering and a Master of Science degree in Chemical Engineering from the Massachusetts Institute of Technology, and a Ph.D. in Finance from the University of California at Berkeley’s Haas School of Business.
Enrique Chang is Global Chief Investment Officer of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Allocation Fund – Conservative, Janus Henderson Global Allocation Fund – Moderate, and Janus Henderson Global Allocation Fund – Growth, which he has co-managed since January 2014. Mr. Chang is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in September 2013. During the previous five years, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments. Mr. Chang holds a Bachelor’s degree in Mathematics from Fairleigh Dickinson University, a Master’s degree in Finance/Quantitative Analysis, and a Master’s degree in Statistics and Operations Research from New York University.
Information about the portfolio managers’ compensation structure and other accounts managed, as well as the range of their individual ownership of securities of the specific Fund(s) they manage and the aggregate range of their individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
40	Janus Investment Fund

Other information

CLOSED FUND POLICIES
A Fund may limit sales of its Shares to new investors. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed fund’s prospectuses.
LIQUIDATION/REORGANIZATION OF A FUND
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.
DISTRIBUTION OF THE FUNDS
The Funds are distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
41	Janus Investment Fund

Distributions and taxes

Distributions
To avoid taxation of the Funds, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Distributions are made at the class level, so they may vary from class to class within a single Fund. Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.
Distribution Schedule
Dividends from net investment income and distributions of net capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well.
How Distributions Affect a Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund’s daily net asset value (“NAV”). The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact a Janus Henderson representative at 1-800-525-3713. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.
Distribution Options
When you open an account, it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to janushenderson.com/individual, by calling a Janus Henderson representative, or by writing to the Funds at one of the addresses listed in the Shareholder’s Manual section of this Prospectus. The Funds offer the following options:
Reinvestment Option.  You may reinvest your income dividends and capital gains distributions in additional shares.
Cash Option.  You may receive your income dividends and capital gains distributions in cash.
Reinvest and Cash Option.  You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.
Redirect Option.  You may direct your dividends or capital gains distributions to purchase shares of another Janus Henderson fund.
The Funds reserve the right to reinvest uncashed dividend and distribution checks into your open non-retirement account at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested. For more information, refer to “Shareholder Services and Account Policies.”
42	Janus Investment Fund

TAXES
As with any investment, you should consider the tax consequences of investing in the Funds. The following is a general discussion of certain federal income tax consequences of investing in the Funds. The discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of a Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by a Fund and capital gains from any sale or exchange of Fund shares. A Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service.
Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1⁄2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your tax adviser.
Taxes on Sales or Exchanges
Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.
The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.
If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends from net investment income and, after December 31, 2018, payments of gross proceeds from sales of Fund shares and distributions of net capital gains made after December 31, 2018. Shareholders should consult their individual tax advisers regarding the possible implications of this legislation.
For Shares purchased on or after January 1, 2012 and sold thereafter from a taxable account, the Janus Henderson funds will report cost basis information to you and to the IRS. Each Fund will permit shareholders to elect their preferred cost basis method. In the absence of an election, the Fund will use an average cost basis method. Please consult your tax adviser to
43	Janus Investment Fund

determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
Taxation of the Funds
Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If a Fund makes such election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If a Fund invests in partnerships, it may be subject to state tax liabilities.
44	Janus Investment Fund

Shareholder’s manual

This Shareholder’s Manual is for those shareholders investing directly with the Funds. This section will help you become familiar with the different types of accounts you can establish with Janus Capital. It also explains in detail the wide array of services and features you can establish on your account, as well as describes account policies and fees that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.
With certain exceptions, the Funds are generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Funds require that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with a Fund.
Doing business with Janus Henderson
The Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. The Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Under certain limited circumstances, shareholders of other Janus Henderson share classes who no longer wish to hold shares through an intermediary may be eligible to purchase Class D Shares.
In addition, directors, officers, and employees of Janus Henderson Group plc (“JHG”) and its affiliates, as well as Trustees and officers of the Funds, may purchase Class D Shares. Under certain circumstances, where there has been a change in the form of ownership due to, for example, mandatory retirement distributions, legal proceedings, estate settlements, or the gifting of Shares, the recipient of Class D Shares may continue to purchase Class D Shares.
The Funds offer multiple classes of shares in order to meet the needs of various types of investors. You should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. If you would like additional information about the other available share classes, please call 1-800-525-3713.
Online –  janushenderson.com  – 24 hours a day, 7 days a week

At janushenderson.com/individual* existing shareholders can:
•	Obtain Fund information and performance
•	View your personalized performance
•	Review your account or your complete portfolio
•	Buy, exchange, and sell Janus Henderson funds
•	Update personal information
•	Receive electronic daily transaction confirmations, quarterly, and year-end statements, semiannual and annual reports, prospectuses, and tax forms
•	Analyze the fees associated with your investment (www.finra.org/fundanalyzer)
•	Open a new account
*	Certain account or transaction types may be restricted from being processed through janushenderson.com. If you would like more information about these restrictions, please contact a Janus Henderson representative.
45	Janus Investment Fund

Janus Henderson XpressLinetm 1-888-979-7737 • 24-hour automated phone system	Mailing Address (until January 1, 2019) Janus Henderson P.O. Box 55932 Boston, MA 02205-5932 For Overnight Mail (until January 1, 2019) Janus Henderson 30 Dan Road, Suite 55932 Canton, MA 02021-2809	Mailing Address
(effective January 2, 2019)
Janus Henderson
P.O. Box 219109
Kansas City, MO 64121-9109
For Overnight Mail
(effective January 2, 2019)
Janus Henderson
430 W 7th Street, Suite 219109
Kansas City, MO 64105-1407
Janus Henderson Representatives 1-800-525-3713
TDD For the speech and hearing impaired. 1-800-525-0056

Minimum Investments*

To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$ 50

*	The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part. Participants in certain retirement plans, including but not limited to, Janus Henderson prototype Money Purchase Pension and Profit Sharing plans, SEP IRAs, SARSEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums. Employees of JHG and its subsidiaries may open Fund accounts for $100.
Minimum Investment Requirements
Due to the proportionately higher costs of maintaining small accounts, the Funds reserve the right to deduct an annual $25 minimum balance fee per Fund account (paid to Janus Services) with values below the minimums described under “Minimum Investments” or to close Fund accounts valued at less than $100. This policy may not apply to accounts that fall below the minimums solely as a result of market value fluctuations or to those accounts not subject to a minimum investment requirement. The fee or account closure will occur during the fourth quarter of each calendar year. You may receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.
Types of Account Ownership
Please refer to janushenderson.com/individual for the appropriate account application and for information related to maintaining an account.
Individual or Joint Ownership
Individual accounts are owned by one person. Joint accounts have two or more owners.
Trust
An established trust can open an account. The names of each trustee, the name of the trust, and the date of the trust agreement must be included on the application.
Business Accounts
Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.
Tax-Deferred Accounts
Please refer to janushenderson.com/individual for the appropriate account application and for information related to maintaining an account. Certain tax-deferred accounts can only be maintained via written request. Please contact a Janus Henderson representative for more information.
If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax
46	Janus Investment Fund

deductible. The types of tax-deferred accounts that may be opened with Janus Henderson are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.
Investing for Your Retirement
Please visit janushenderson.com/individual or call a Janus Henderson representative for more complete information regarding the different types of IRAs available. Distributions from these plans may be subject to income tax and generally to an additional tax if withdrawn prior to age 59 1⁄2 or used for a nonqualifying purpose.
Traditional and Roth IRAs
Both IRAs allow most individuals with earned income to contribute up to the lesser of $5,500 or 100% of compensation, with future years increased by cost-of-living adjustments. In addition, IRA holders age 50 or older may contribute $1,000 more than these limits.
Simplified Employee Pension (“SEP”) IRA
This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a “SEP-IRA”) to be set up for each SEP participant.
Profit Sharing or Money Purchase Pension Plans
These plans are open to corporations, partnerships, and small business owners (including sole proprietors) for the benefit of their employees and themselves. You may only maintain this type of account via written request. Please contact a Janus Henderson representative for more information.
Accounts for the Benefit of a Child
Custodial Accounts (UGMA or UTMA)
An UGMA/UTMA account is a custodial account managed for the benefit of a minor.
Coverdell Education Savings Account
This tax-deferred plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally tax-free when used for qualified education expenses.
Please refer to the following for information regarding opening an account and conducting business with Janus Henderson.
To Open an Account or Buy Shares
New accounts can be opened via written request or online. Please visit janushenderson.com/individual or contact a Janus Henderson representative for more information.
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.
By Mail/In Writing

•	To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus Henderson or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.
•	To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.
Online

•	You may open a new account or buy additional shares in an existing Fund account (note that certain account or transaction types may be restricted from being processed through janushenderson.com). You may elect to have Janus Henderson electronically withdraw funds from your designated bank account. A real-time confirmation of your transaction will be provided via janushenderson.com/individual.
47	Janus Investment Fund

By Telephone

•	For an existing account, you may use Janus Henderson XpressLinetm to buy shares 24 hours a day, or you may call a Janus Henderson representative during normal business hours. Janus Henderson will electronically withdraw funds from your designated bank account.
•	You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus Henderson representative.
By Automated Investments

•	To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($50 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.
•	You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($50 minimum) invested directly into your Fund account.

Note:  For more information, refer to “Paying for Shares.”
To Exchange Shares
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Online

•	Exchanges may generally be made online at janushenderson.com/individual.
By Telephone

•	Generally all accounts are automatically eligible to exchange shares by telephone. To exchange all or a portion of your shares into any other available Janus Henderson fund, call Janus Henderson XpressLinetm or a Janus Henderson representative.
By Mail/In Writing

•	To request an exchange in writing, please follow the instructions in “Written Instructions.”
By Systematic Exchange

•	You determine the amount of money you would like automatically exchanged from one Fund account to another on any day of the month.

Note:  For more information, refer to “Exchanges.”
To Sell Shares
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.
Online

•	Redemptions may be made online at janushenderson.com/individual.
By Telephone

•	Generally all accounts are automatically eligible to sell shares by telephone. To sell all or a portion of your shares, call Janus Henderson XpressLinetm or a Janus Henderson representative. The Funds reserve the right to limit the dollar amount that you may redeem from your account by telephone.
By Mail/In Writing

•	To request a redemption in writing, please follow the instructions in “Written Instructions.”
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By Systematic Redemption

•	This program allows you to sell shares worth a specific dollar amount from your Fund account on a regular basis.

Note:  For more information, refer to “Payment of Redemption Proceeds.”
Pricing of fund shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The value of a Fund’s investment in an underlying fund is based upon the NAV of the underlying fund. A Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which a Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the Securities and Exchange Commission (“SEC”). Foreign securities held by an underlying fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund’s Shares.
All purchases, exchanges, and redemptions will be duly processed at the NAV as described under “Policies in Relation to Transactions” after your request is received in good order by a Fund or its agents.
Securities held by the underlying funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The underlying funds use systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, the value for a particular security of a non-money market underlying fund may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of an underlying fund’s portfolio securities and the reflection of such change in a Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While underlying funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as “stale pricing”). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that an underlying fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of an underlying fund may dilute the NAV of that underlying fund, which negatively impacts long-term shareholders of the underlying fund. The Funds’ fair value pricing and excessive
49	Janus Investment Fund

trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
Policies in Relation to Transactions
All requests, including but not limited to, exchanges between a Fund and other Janus Henderson funds, purchases by check or automated investment, redemptions by wire transfer, ACH transfer, or check, must be received in good order by the Fund or its agents prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day’s NAV. Transaction requests submitted in writing and mailed to Janus Henderson’s P.O. Box, once delivered, are considered received for processing the following business day. Transactions involving underlying funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.
Administrative services fees
The Funds pay an annual administrative services fee of 0.12% of net assets of Class D Shares. These administrative services fees are paid by Class D Shares of each Fund. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports.
Payments to financial intermediaries by Janus Capital or its affiliates
With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary and when considering which share class of a fund is most appropriate.
In addition, Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
50	Janus Investment Fund

The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you.
Paying for shares
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to buy shares.
Please note the following when purchasing Shares:
•	Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks, line of credit checks, or money orders will not be accepted.
•	All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted non-U.S. bank.
•	Purchases initiated using a bill-pay service (or an equivalent) and presented either electronically or in the form of a check are considered direct deposit transactions.
•	When purchasing Shares through the Automatic Investment Program, your automatic investment selection(s) will generally be active within three days following receipt of your authorization for the date and amount you specify. If no date or dollar amount is specified on your application, investments of $50 will be made on the 20th of each month. If the balance in the Janus Henderson fund account you are buying into falls to zero as the result of a redemption, exchange, or minimum balance fee, your Automatic Investment Program will be discontinued.
•	We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase Shares of the Funds by submitting good funds via another method accepted by the Funds (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.
•	Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
•	If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in Janus Henderson Government Money Market Fund. For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus Henderson to (i) buy shares of another Janus Henderson fund or (ii) sell shares of Janus Henderson Government Money Market Fund and return the proceeds (including any dividends earned) to you, Janus Henderson will treat your inaction as approval of the purchase of Janus Henderson Government Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus Henderson for your account in that closed fund, your account must be open and your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in Janus Henderson Government Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in Janus Henderson Government Money Market Fund until the new fund’s commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from Janus Henderson Government Money Market Fund to the new fund. All orders for purchase, exchange, or redemption will receive the NAV as described under “Policies in Relation to Transactions.”
•	For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.
•	If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), Janus Capital is required to verify certain information on your account
51	Janus Investment Fund

application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number, and you may be requested to provide information on persons with authority or control over the account, or persons who own (whether directly, indirectly, or beneficially) 25% or more of the entity, such as name, permanent street address, date of birth, and Social Security number. Until verification of an identity is made, Janus Capital may temporarily limit additional share purchases. In addition, Janus Capital may close an account if it is unable to verify a shareholder’s identity. Please contact a Janus Henderson representative if you need additional assistance when completing your application or additional information about the Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
The Funds have also adopted an identity theft policy (“Red Flag Policy”) to detect, prevent, and mitigate patterns, practices, or specific activities that indicate the possible existence of identity theft. The Funds are required by law to obtain certain personal information which will be used to verify your identity. The Red Flag Policy applies to the opening of Fund accounts and activity with respect to existing accounts.
Exchanges
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Please note the following when exchanging Shares:
•	An exchange represents the redemption (or sale) of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.
•	You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust, with the exception of the Janus Henderson money market funds. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund; all other account types can only exchange to Janus Henderson Government Money Market Fund.
•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. A Fund’s fees and expenses differ between share classes. Exchanging from a direct share class to one held through an intermediary typically results in increased expenses. This is because share classes distributed through intermediaries include additional fees for administration and/or distribution to pay for services provided by intermediaries. Please read the Prospectus for the share class you are interested in prior to investing in that share class.
•	New regular Janus Henderson fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus Henderson fund account you are exchanging from is less than $2,500 ($100 for new regular Fund accounts with an automatic investment program of $50 per month). (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)
•	UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Janus Henderson fund account you are exchanging from is less than the stated minimum, you must exchange the entire balance. (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)
•	New Janus Henderson fund non-retirement accounts established by an exchange (or exchange purchases to an existing Roth IRA) resulting from a required minimum distribution from a retirement account do not have an initial minimum investment requirement. (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you
52	Janus Investment Fund

may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)
•	Exchanges between existing Janus Henderson fund accounts must meet the $50 subsequent investment requirement.
•	For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus Henderson fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.
•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. Different restrictions may apply if you invest through an intermediary. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
•	Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
•	With certain exceptions, exchanges between Janus Henderson fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus Henderson fund, you will need to meet criteria for investing in the closed fund. For more information, refer to Closed Fund Policies in the “Other Information” section of this Prospectus.

Note: For the fastest and easiest way to exchange shares, log on to janushenderson.com/individual* 24 hours a day, 7 days a week.
*	Certain account types and transactions are not available via janushenderson.com. For more information, access janushenderson.com/individual or refer to this Shareholder’s Manual.
Payment of redemption proceeds
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.
By Electronic Transfer – Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided.
•	Next Day Wire Transfer – Your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). You may be charged a fee for each wire transfer, and your bank may charge an additional fee to receive the wire.
•	ACH (Automated Clearing House) Transfer – Your redemption proceeds can be electronically transferred to your predesignated bank account on or about the second bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer.
By Check – Redemption proceeds will be sent to the shareholder(s) of record at the address of record normally within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.
By Systematic Redemption – If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus Henderson fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.
The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Generally, orders to sell Shares may be initiated at any time at janushenderson.com/individual, by telephone, or in writing. Certain accounts may require a written request. If the Shares being sold were purchased by check or automated investment, the Funds can delay the payment of your redemption proceeds for up to 15 days from the day of purchase to allow the purchase to clear. In addition, there may be a delay in the payment of your redemption
53	Janus Investment Fund

proceeds if you request a redemption by electronic transfer and your bank information is new. Unless you provide alternate instructions, your proceeds will be invested in Shares of Janus Henderson Government Money Market Fund during the 15-day hold period.
Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Note: For the fastest and easiest way to redeem shares, log on to janushenderson.com/individual* 24 hours a day, 7 days a week.
*	Certain account types and transactions are not available via janushenderson.com. For more information, access janushenderson.com/individual or refer to this Shareholder’s Manual.
Large Shareholder Redemptions
Certain large shareholders, such as other funds, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s or underlying fund’s shares. Redemptions by these large shareholders of their holdings may cause a Fund or underlying fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large purchases may adversely affect a Fund’s or underlying fund’s performance to the extent that the Fund or underlying fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s or underlying fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash and subsequent sale of securities received in-kind may result in taxable gains for federal income tax purposes.
While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs and accelerate the recognition of taxable income.
Written Instructions
To redeem or exchange all or part of your Shares in writing, your request should be sent to one of the addresses listed under “Doing Business with Janus Henderson.” Requests or documents received in a language other than English may be inadvertently delayed or returned due to an inability to accurately translate the intended instructions. Please include the following information:
•	the name of the Janus Henderson fund(s) being redeemed or exchanged;
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•	the account number(s);
•	the amount of money or number of shares being redeemed or exchanged;
•	the name(s) on the account;
•	the signature(s) of one or more registered account owners; and
•	your daytime telephone number.

Signature Guarantee
A signature guarantee for each registered account owner is required if any of the following is applicable:
•	You request a redemption by check above a certain dollar amount.
•	You would like a check made payable to anyone other than the shareholder(s) of record.
•	You would like a check mailed to an address that has been changed within 10 days of the redemption request.
•	You would like a check mailed to an address other than the address of record.
•	You would like your redemption proceeds sent to a bank account other than a bank account of record.
The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.
A signature guarantee may be refused if any of the following is applicable:
•	It does not appear valid or in good form.
•	The transaction amount exceeds the surety bond limit of the signature guarantee.
•	The guarantee stamp has been reported as stolen, missing, or counterfeit.
How to Obtain a Signature Guarantee
A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if it has the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.
Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Funds are intended for long-term investment purposes, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds’ exchange limits or excessive trading policies and procedures may be cancelled or rescinded by a Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. Direct investors should be aware that the Funds are also available for purchase through third party intermediaries. As described below, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds’ shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•	exchange limitations as described under “Exchanges”;
•	trade monitoring; and
•	fair valuation of securities as described under “Pricing of Fund Shares”.
The Funds monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be
55	Janus Investment Fund

disruptive to a Fund. For example, a Fund may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Funds’ Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors in other share classes who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds’ excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds’ excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.
In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Funds’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Capital “fund of funds,” which is a fund that primarily invests in other Janus Henderson mutual funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Funds’ policies and procedures regarding excessive trading may be modified at any time by the Funds’ Trustees.
Excessive Trading Risks
Excessive trading may present risks to a Fund’s long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Underlying funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by an underlying fund, which, in turn, may be held by a Fund, based on events occurring after the close of a foreign market that may not be reflected in the underlying fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as “stale pricing”). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the underlying fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the underlying fund or a Fund, which negatively impacts long-term shareholders. Although the underlying funds have adopted valuation policies and procedures intended to reduce an underlying fund’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the underlying fund.
Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, for share classes sold through financial intermediaries, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds’ identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance
56	Janus Investment Fund

of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.
Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•	Full Holdings. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-800-525-3713 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for each Fund at janushenderson.com/reports.
•	Top Holdings. Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
•	Other Information. Certain underlying funds may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors may include the percentage of contribution/detraction to an underlying fund’s performance. Certain underlying funds’ top/bottom fixed-income issuers ranked by performance attribution, including the percentage of attribution to fund performance, average fund weighting, and other relevant data points, may be provided monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
Full portfolio holdings will remain available on the Janus Henderson websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. All exceptions shall be preapproved by the Chief Compliance Officer or her designee. Such exceptions may be made without prior notice to shareholders. A summary of the Funds’ portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds’ SAI.
Shareholder services and account policies
Address Changes
For the easiest way to change the address on your account, visit janushenderson.com/individual. You may also call a Janus Henderson representative or send a written request signed by one or more shareholder(s) of record. Include the name of the Janus Henderson fund(s) you hold, the account number(s), the name(s) on the account, and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.
Bank Account Changes
For the easiest way to change your bank account of record or add new bank account information to your account, visit janushenderson.com/individual. You may also send a written request signed by the shareholder of record or by each shareholder of record if more than one. Please note that you may change or add bank information online at janushenderson.com/individual for purchases only. Certain accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at
57	Janus Investment Fund

janushenderson.com/individual or over the telephone. If multiple account owners are named on the added bank account, at least one name on the bank account must match one name on the Fund account. There may be a delay in the payment of your redemption proceeds if you request a redemption by electronic transfer to a new bank or bank account.
Distributions
Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janushenderson.com/individual, call a Janus Henderson representative, or send a written request signed by one or more shareholder(s) of record.
Your non-retirement Fund account distribution checks may be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Involuntary Redemptions
The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds. This includes, but is not limited to, accounts that a Fund or its agents believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.
Lost (Unclaimed/Abandoned) Accounts
It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds as undeliverable. Based upon statutory requirements for returned mail, Janus Capital will attempt to locate the shareholder or rightful owner of the account. If Janus Capital is unable to locate the shareholder, then Janus Capital is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.
Online and Telephone Transactions
You may initiate many transactions through janushenderson.com/individual or by calling Janus Henderson XpressLinetm. You may also contact a Janus Henderson representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please call a Janus Henderson representative. The Funds and their agents will not be responsible for any losses, costs, or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.
Your ability to access your account or transact business electronically may be impacted due to unexpected circumstances, such as system outages, or during periods of increased web activity. For example, periods of substantial market change or other unexpected events can contribute to high call volumes, which may delay your ability to reach a Janus Henderson representative by telephone.
If you experience difficulty transacting business with us through a particular method, please consider using an alternate method, such as visiting janushenderson.com/individual, calling Janus Henderson XpressLinetm, contacting a Janus Henderson representative by telephone, or sending written instructions to complete your transaction. Please remember that purchase, exchange, or redemption requests must be received in good order by a Fund or its agents prior to the close of the regular trading session of the NYSE in order to receive that day’s NAV.
Your account information, including online credentials, should be kept private, and you should immediately review any account statements that you receive from Janus Henderson. Someone other than you could act on your account if that person is able to provide the required identifying information. Contact Janus Henderson immediately about any transactions you believe to be unauthorized.
Registration Changes
To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janushenderson.com/individual or call a Janus Henderson representative for further instructions.
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Statements, Reports, and Prospectuses
We will send you quarterly confirmations of all transactions. You may elect at janushenderson.com/edelivery to discontinue delivery of your paper statements, and instead receive them online. In addition, at janushenderson.com/individual, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within three days of the transaction. The Funds reserve the right to charge a fee for additional account statement requests.
The Funds produce financial reports that include a complete list of each of the Funds’ portfolio holdings semiannually, and update their prospectus annually. You may elect to receive these reports and prospectus updates electronically at janushenderson.com/edelivery. The Funds’ fiscal year ends June 30.
Unless you instruct Janus Henderson otherwise by contacting a Janus Henderson representative, the Funds will mail only one report or prospectus to your address of record (“household”), even if more than one person in your household has a Fund account. This process, known as “householding,” reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus Henderson representative or send a written request signed by one or more shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Funds receive your instructions.
Taxpayer Identification Number
On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.
Temporary Suspension of Services
The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. As previously noted, the Funds may postpone payment of redemption proceeds for up to seven calendar days. In addition, the right to require the Funds to redeem their Shares may be suspended or the date of payment may be postponed beyond seven calendar days whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable. The exchange privilege may also be suspended in these circumstances.
59	Janus Investment Fund

Financial highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the fiscal periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class D Shares of the Funds (assuming reinvestment of all dividends and distributions).
Janus Henderson Global Allocation Fund – Conservative – Class D
	Years ended June 30
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.77	$12.18	$12.91	$13.70	$13.00
Income from investment operations:
Net investment income/(loss)(1)	0.19 (2)	0.11	0.18	0.41	0.26
Net gain/(loss) on investments (both realized and unrealized)	0.43 (2)	0.63	(0.12)	(0.56)	1.55
Total from investment operations	0.62	0.74	0.06	(0.15)	1.81
Less distributions:
Dividends from net investment income	(0.22)	(0.11)	(0.14)	(0.42)	(0.29)
Distributions from capital gains	(0.54)	(0.04)	(0.65)	(0.22)	(0.82)
Total distributions	(0.76)	(0.15)	(0.79)	(0.64)	(1.11)
Net asset value, end of period	$12.63	$12.77	$12.18	$12.91	$13.70
Total return	4.78%	6.19%	0.61%	(1.03)%	14.41%
Net assets, end of period (in thousands)	$177,717	$178,971	$194,171	$217,150	$234,052
Average net assets for the period (in thousands)	$182,877	$184,411	$199,014	$226,112	$224,649
Ratio of gross expenses to average net assets(3)	0.27%	0.26%	0.27%	0.26%	0.27%
Ratio of net expenses to average net assets(3)	0.27%	0.26%	0.27%	0.26%	0.27%
Ratio of net investment income/(loss) to average net assets(3)	1.46% (4)	0.90%	1.45%	3.09%	1.93%
Portfolio turnover rate	14%	25%	5%	20%	13%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.30 and 0.32 per share for Net investment income/(loss) and Net realized and unrealized gain/(loss), respectively. See Note 1 of the Semi-Annual Report for further details.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 2.29% for Ratio of Net Investment Income/(Loss). See Note 1 of the Semi-Annual Report for further details.
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Janus Henderson Global Allocation Fund – Moderate – Class D
	Years ended June 30
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.22	$12.28	$13.57	$14.36	$12.63
Income from investment operations:
Net investment income/(loss)(1)	0.21 (2)	0.14	0.16	0.38	0.24
Net gain/(loss) on investments (both realized and unrealized)	0.68 (2)	1.02	(0.35)	(0.49)	1.89
Total from investment operations	0.89	1.16	(0.19)	(0.11)	2.13
Less distributions:
Dividends from net investment income	(0.24)	(0.14)	(0.15)	(0.35)	(0.25)
Distributions from capital gains	(0.71)	(0.08)	(0.95)	(0.33)	(0.15)
Total distributions	(0.95)	(0.22)	(1.10)	(0.68)	(0.40)
Net asset value, end of period	$13.16	$13.22	$12.28	$13.57	$14.36
Total return	6.77%	9.67%	(1.26)%	(0.71)%	17.04%
Net assets, end of period (in thousands)	$212,763	$212,552	$222,254	$251,092	$276,135
Average net assets for the period (in thousands)	$218,363	$214,793	$229,378	$264,375	$261,560
Ratio of gross expenses to average net assets(3)	0.27%	0.26%	0.27%	0.26%	0.26%
Ratio of net expenses to average net assets(3)	0.26%	0.26%	0.26%	0.26%	0.26%
Ratio of net investment income/(loss) to average net assets(3)	1.56% (4)	1.09%	1.28%	2.75%	1.77%
Portfolio turnover rate	14%	32%	5%	21%	11%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.28 and 0.61 per share for Net investment income/(loss) and Net realized and unrealized gain/(loss), respectively. See Note 1 of the Semi-Annual Report for further details.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 2.11% for Ratio of Net Investment Income/(Loss). See Note 1 of the Semi-Annual Report for further details.
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Janus Henderson Global Allocation Fund – Growth – Class D
	Years ended June 30
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.08	$12.80	$14.53	$15.36	$13.26
Income from investment operations:
Net investment income/(loss)(1)	0.25 (2)	0.16	0.16	0.36	0.25
Net gain/(loss) on investments (both realized and unrealized)	0.99 (2)	1.44	(0.59)	(0.42)	2.36
Total from investment operations	1.24	1.60	(0.43)	(0.06)	2.61
Less distributions:
Dividends from net investment income	(0.30)	(0.17)	(0.15)	(0.31)	(0.26)
Distributions from capital gains	(0.63)	(0.15)	(1.15)	(0.46)	(0.25)
Total distributions	(0.93)	(0.32)	(1.30)	(0.77)	(0.51)
Net asset value, end of period	$14.39	$14.08	$12.80	$14.53	$15.36
Total return	8.79%	12.81%	(2.89)%	(0.24)%	19.95%
Net assets, end of period (in thousands)	$219,870	$213,929	$205,275	$230,323	$249,215
Average net assets for the period (in thousands)	$222,712	$206,525	$211,703	$239,451	$234,801
Ratio of gross expenses to average net assets(3)	0.27%	0.28%	0.29%	0.28%	0.29%
Ratio of net expenses to average net assets(3)	0.27%	0.28%	0.29%	0.28%	0.29%
Ratio of net investment income/(loss) to average net assets(3)	1.71% (4)	1.22%	1.24%	2.43%	1.72%
Portfolio turnover rate	12%	35%	6%	19%	13%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.28 and 0.96 per share for Net investment income/(loss) and Net realized and unrealized gain/(loss), respectively. See Note 1 of the Semi-Annual Report for further details.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 1.93% for Ratio of Net Investment Income/(Loss). See Note 1 of the Semi-Annual Report for further details.
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Appendix A

INVESTMENT OBJECTIVES AND STRATEGIES OF THE UNDERLYING FUNDS
The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes and asset categories. Additional details are available in the underlying funds’ prospectuses. The Trustees of the underlying Janus Henderson funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to Fund shareholders.
The Funds may allocate assets to all or some of these underlying funds when rebalancing the Funds’ investments. At the discretion of Janus Capital and without shareholder notice, the Funds may invest in additional Janus Henderson funds established in the future.
Potential Underlying Funds Included in the Equity Investments Asset Category
Janus Henderson Adaptive Global Allocation Fund seeks total return through growth of capital and income. The fund seeks to achieve its investment objective by allocating its assets across a portfolio of global equity, global fixed-income, and, at times, commodities investments. In doing so, the fund will attempt to reduce the risk of significant loss, or a drop in the value of the fund’s capital that is unlikely to be regained over a full market cycle (a time period representing a significant market decline and recovery), while also participating in the upside growth of the capital markets. To achieve this objective, the fund’s portfolio managers employ a “tail managed” strategy intended to tactically shift away from assets whose downside tail risks are perceived to be increasing and toward assets whose expected tail gains are increasing. As it relates to investing, “tails” represent the outliers of a distribution of returns or, in other words, outsized future moves both to the positive and negative. Tail events typically occur more often than expected, and a tail loss or a tail gain can have a substantial impact on a portfolio’s long-term performance.
Janus Henderson Asia Equity Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of Asian issuers (excluding Japanese issuers). An Asian issuer is generally considered to be any company that (i) is incorporated or has its principal business activities in an Asian country; (ii) is primarily listed on the trading market of an Asian country; or (iii) derives 50% or more of its revenue from, or has 50% or more of its assets in, one or more Asian countries. The fund considers “Asian countries” to include, but not be limited to, Hong Kong, China, South Korea, Taiwan, Singapore, Malaysia, Thailand, Indonesia, Philippines, India, Vietnam, Pakistan and Sri Lanka. Some of these countries may represent developing or emerging markets. The fund may have significant exposure to emerging market countries. Subject to the fund’s 80% investment policy, the fund may also invest in issuers from other countries, including Australia and New Zealand. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks, depositary receipts, and convertible securities, but may also include other types of instruments, such as equity-linked securities, real estate-related companies, and real estate investment trusts sponsored by Asian real estate companies. The fund may invest in companies of any market capitalization. While the fund intends to diversify its investments across a number of different countries, including emerging market countries, it may, under unusual circumstances, invest all or a significant portion of its assets in a single Asian country.
Janus Henderson Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The fund normally invests at least 25% of its assets in fixed-income senior securities. The fund’s fixed-income investments may reflect a broad range of credit qualities and may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities. In addition, the fund may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as “junk” bonds. The fund may also invest in foreign securities, which may include investments in emerging markets. The fund may enter into "to be announced" or "TBA" commitments when purchasing mortgage-backed securities or other securities.
Janus Henderson Contrarian Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities with the potential for long-term growth of capital. The portfolio manager seeks to invest in companies where the stock price trades at a significant discount to the portfolio manager’s estimate of fair value and whose intrinsic value the portfolio manager believes will grow over time. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign securities, which may include investments in emerging markets.
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Janus Henderson Emerging Markets Managed Volatility Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks from the universe of the MSCI Emerging Markets Indexsm, utilizing Intech Investment Management LLC’s (“Intech”) mathematical investment process, applying a managed volatility approach. The MSCI Emerging Markets Indexsm is an unmanaged index that is designed to measure equity market performance of emerging markets. For purposes of meeting its 80% investment policy, the fund may include ETFs that provide exposure to certain emerging markets. The fund seeks to produce returns in excess of the MSCI Emerging Markets Indexsm (the fund’s benchmark index), but with lower absolute volatility than the benchmark index. The fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 45% lower than the MSCI Emerging Markets Indexsm. In this context, absolute volatility refers to the variation in the returns of the fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.
Janus Henderson Enterprise Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. The market capitalizations within the index will vary, but as of June 30, 2018, they ranged from approximately $430 million to $35.3 billion. The fund may also invest in foreign securities, which may include investments in emerging markets. In addition, the fund’s investments may include securities of real-estate related companies, including real estate investment trusts.
Janus Henderson European Focus Fund seeks long-term capital appreciation primarily through investment in equities of European companies. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of European companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts. European companies are broadly defined to include any company that meets one or more of the following tests: (i) its country of organization, its primary business office and/or the principal trading market of its stock are located in Europe, (ii) 50% or more of its assets are located in Europe, or (iii) 50% or more of its revenues are derived from Europe. The portfolio manager seeks investments that will increase in value by emphasizing stock selection and may invest in companies of any size, including through initial public offerings and private placements. Stock selection is based on an opportunistic approach which seeks to exploit stock specific criteria described below and particular investment factors in Europe that are expected to drive stock prices. The portfolio manager will invest in both “growth” stocks that the portfolio manager believes are reasonably priced and “value” stocks that are, in the portfolio manager’s opinion, undervalued.
Janus Henderson Forty Fund seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign securities, which may include investments in emerging markets. As of June 30, 2018, the fund held stocks of 39 companies. Of those holdings, 20 comprised approximately 68.60% of the fund’s holdings.
Janus Henderson Global Equity Income Fund seeks to achieve a high level of current income and, as a secondary objective, steady growth of capital. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of income-producing equity securities, such as common and preferred dividend-paying stocks. The fund invests in U.S. and non-U.S. issuers and will typically invest at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. The fund has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries. In selecting investments, the portfolio managers primarily seek to identify companies with attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of the portfolio managers, undervalued or inexpensive relative to other similar investments. Security selection will be based upon an analysis of a broad range of appropriate value metrics, including price to earnings ratios, valuation relative to asset values, and a particular focus on cash flow generation and ability to service growing dividend streams in the medium term.
Janus Henderson Global Income Managed Volatility Fund seeks long-term growth of capital and income. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities. The fund invests primarily in common stocks from the universe of the MSCI World High Dividend Yield Index, utilizing Intech Investment Management LLC’s (“Intech”) mathematical investment process, applying a
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managed volatility approach. The MSCI World High Dividend Yield Index is designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World Indexsm. The fund may also invest in foreign equity and debt securities. The fund seeks to produce returns in excess of the MSCI World High Dividend Yield Index (the fund’s secondary benchmark index), but with lower absolute volatility. The fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 45% lower than the MSCI World High Dividend Yield Index. In this context, absolute volatility refers to the variation in the returns of the fund and the index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.
Janus Henderson Global Life Sciences Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that the portfolio managers believe have a life science orientation. In the fund’s pursuit of companies with a life science orientation, the fund has a fundamental policy to normally invest at least 25% of its total assets in securities of companies that are categorized in the “life sciences” sector, which may include companies in the following industry groups: pharmaceutical; biotechnology; health care services; and medical devices. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. So, for example, companies with a “life science orientation” include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. The fund implements its investment policies by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities. The fund may invest in shares of companies through initial public offerings.
Janus Henderson Global Real Estate Fund seeks total return through a combination of capital appreciation and current income. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities, such as foreign entities that have REIT characteristics. From time to time, the fund may invest in shares of companies through initial public offerings. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers that are economically tied to different countries throughout the world, including the United States. The fund may also invest in companies or issuers that are economically tied to emerging markets. Under unusual circumstances, the fund may invest all of its assets in a single country.
Janus Henderson Global Research Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. Because the fund’s investments in foreign securities are partially based on the composition of the fund’s benchmark index, the MSCI World Indexsm, the fund’s exposure to foreign markets may fluctuate in connection with variations in the foreign exposure of the fund’s benchmark index. The fund may also invest in foreign equity and debt securities.
Janus Henderson Global Select Fund seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 40-70 domestic and foreign common stocks selected for their growth potential and normally investing at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. The fund may invest in companies of any size throughout the world, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in U.S. and foreign debt securities. The fund may invest in emerging markets but will normally limit such investments to 30% of its net assets, measured at the time of purchase. As of June 30, 2018, the fund held stocks of 66 companies. Of these holdings, 40 comprised approximately 79.60% of the fund’s holdings.
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Janus Henderson Global Technology Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that the portfolio managers believe will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio managers believe have or will develop products, processes, or services that will provide significant technological advancements or improvements; and (ii) companies that the portfolio managers believe rely extensively on technology in connection with their operations or services. Some of the industries and companies likely to be represented in the fund’s portfolio include e-commerce (companies doing business through the Internet); computer (hardware and software); communications (voice, data, and wireless); industrials; Internet (software, services, and infrastructure equipment); and media and entertainment. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities. From time to time, the fund may invest in shares of companies through initial public offerings.
Janus Henderson Global Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks of companies of any size that are economically tied to countries throughout the world, including emerging markets. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may also invest in U.S. and foreign equity and debt securities. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund’s cash or similar investments may increase.
Janus Henderson Growth and Income Fund seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio managers believe have income potential. With respect to the selection of equity securities selected for growth potential, the portfolio managers additionally consider income-generating potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics. With respect to the selection of securities selected for income potential, equity securities may make up part or all of the income component if they currently pay dividends or the portfolio managers believe they have potential for increasing or commencing dividend payments. The fund invests to a lesser extent in fixed-income securities, such as corporate bonds.
Janus Henderson International Managed Volatility Fund seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the MSCI EAFE® (Europe, Australasia, Far East) Index, utilizing Intech Investment Management LLC’s (“Intech”) mathematical investment process, applying a managed volatility approach. The MSCI EAFE® Index is an MSCI index that is designed to measure the performance of the developed markets of Europe, Australasia, and the Far East. The fund may also invest in foreign equity and debt securities. The fund seeks to produce returns in excess of the MSCI EAFE® Index (the fund’s benchmark index), but with lower absolute volatility than the benchmark index. The fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 45% lower than the MSCI EAFE® Index. In this context, absolute volatility refers to the variation in the returns of the fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.
Janus Henderson International Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks of companies of any size that are economically tied to countries outside of the United States, including in emerging markets. The fund normally invests in issuers from several different countries, but under unusual circumstances, may invest in a single country. The fund may also invest in non-U.S. debt securities. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund’s cash or similar investments may increase.
Janus Henderson Large Cap Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of large-sized companies whose stock prices are believed to be undervalued by the fund’s portfolio manager. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for
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investment purposes) in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index. The market capitalizations within the index will vary, but as of June 30, 2018, they ranged from approximately $310 million to $746.3 billion, and the median market capitalization was $8.7 billion. The fund may also invest in foreign securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio manager believes that market conditions are unfavorable for investing, or when he is otherwise unable to locate attractive investment opportunities, the fund may invest up to 20% of its net assets in cash or similar investments.
Janus Henderson Mid Cap Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of mid-sized companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of June 30, 2018, they ranged from approximately $310 million to $35.3 billion. The fund may also invest in foreign securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund may invest up to 20% of its net assets in cash or similar investments.
Janus Henderson Overseas Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers or companies from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund typically invests 80% or more of its assets in issuers that are economically tied to countries outside the United States, it also may normally invest up to 20% of its net assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund typically invests in equity securities (such as stocks or any other security representing an ownership interest) but may also invest in U.S. and foreign debt securities.
Janus Henderson Research Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.
Janus Henderson Select Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of companies of any size whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund may also invest in foreign securities, which may include investments in emerging markets. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund’s cash or similar investments may increase.
Janus Henderson Small Cap Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of June 30, 2018, they ranged from approximately $15 million to $4.82 billion. The fund may also invest in foreign securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund may invest up to 20% of its net assets in cash or similar investments. From time to time, the fund may invest in shares of companies through initial public offerings.
Janus Henderson Triton Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity
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securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. From time to time, the fund may invest in shares of companies through initial public offerings.
Janus Henderson U.S. Managed Volatility Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. common stocks from the universe of the Russell 1000® Index, utilizing Intech Investment Management LLC’s (“Intech”) mathematical investment process, applying a managed volatility approach. The Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. The fund seeks to produce returns in excess of the Russell 1000® Index (the fund’s benchmark index), but with lower absolute volatility than the benchmark index. The fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 40% lower than the Russell 1000® Index. In this context, absolute volatility refers to the variation in the returns of the fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.
Janus Henderson Value Plus Income Fund seeks capital appreciation and current income. The fund pursues its investment objective by normally investing 50-60% of its assets in fixed-income securities and investing the remainder in equity securities and cash equivalents. The fund’s fixed-income investments generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund normally invests the portion of its assets allocated to fixed-income investments in a multi-sector portfolio of U.S. and non-U.S. debt securities that the fixed-income portfolio managers believe have high income potential. The fund may invest up to 65% of the fixed-income portion of its assets in below investment grade securities. The fund’s fixed-income investment sectors include, but are not limited to: (i) government notes and bonds; (ii) corporate bonds, including high-yield/high-risk bonds, also known as “junk” bonds; (iii) commercial loans; (iv) commercial and residential mortgage-backed securities; (v) asset-backed securities; (vi) convertible securities and preferred stock; and (vii) emerging market debt. The fund may invest in fixed-income securities of varying maturities. The fund’s fixed-income portfolio managers believe that by investing in multiple sectors that potentially have low correlation to each other, the volatility of the fund’s fixed-income portion may be reduced. The fund may not have exposure to all of these investment sectors, and the fund’s exposure to any one investment sector will vary over time. The fund may also invest in money market instruments and zero-coupon bonds. The fund will typically enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities. The fund’s equity investments generate total return from a combination of capital appreciation and current income. Such equity investments may include companies of any size, but the fund will invest primarily in large- and mid-sized companies whose stock prices the portfolio managers believe to be undervalued or have the potential for high relative dividend yields, or both.
Janus Henderson Venture Fund seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation. Small-sized companies are defined by the portfolio managers as those companies whose market capitalization falls within the range of companies in the Russell 2000® Growth Index at the time of purchase. The market capitalizations within the index will vary, but as of June 30, 2018, they ranged from approximately $9 million to $5.29 billion. The fund may invest in shares of companies through initial public offerings.
Potential Underlying Funds Included in the Fixed-Income Securities Asset Category
Janus Henderson Flexible Bond Fund seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. Bonds include, but are not limited to, government notes and bonds, corporate bonds, convertible bonds, commercial and residential mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund may also invest in asset-backed securities, including collateralized loan obligations, money market instruments, commercial loans, and foreign debt securities (which may include investments in emerging markets). The fund may enter into “to be announced” or “TBA” commitments when purchasing mortgage-back securities or other securities.
Janus Henderson Global Bond Fund seeks total return, consistent with preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. Bonds include, but are not limited to, corporate bonds, government notes and bonds,
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convertible bonds, commercial and residential mortgage-backed securities, and zero-coupon bonds. The fund invests in corporate debt securities of issuers in a number of different countries, which may include the United States. The fund invests in securities of issuers that are economically tied to developed and emerging market countries. The fund may invest across all fixed-income sectors, including U.S. and non-U.S. government debt securities (“sovereign debt”). The U.S. Government debt securities in which the fund may invest include inflation-linked securities, including Treasury Inflation-Protected Securities, also known as TIPS. The fund’s investments may be denominated in non-U.S. currency or U.S. dollar-denominated. The fund may invest in debt securities with a range of maturities from short- to long-term. The fund may invest up to 35% of its net assets in high-yield/high-risk debt securities, also known as “junk” bonds. The fund may also invest in preferred and common stock, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements, and other investment companies, including exchange-traded funds. The fund may also invest in commercial loans, euro-denominated obligations, buy backs or dollar rolls, when-issued securities, and reverse repurchase agreements. The fund may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities.
Janus Henderson High-Yield Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield/high-risk securities rated below investment grade, also known as “junk” bonds. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities. The fund may also invest in commercial loans, money market instruments, and foreign debt securities (which may include investments in emerging markets).
Janus Henderson Multi-Sector Income Fund seeks high current income with a secondary focus on capital appreciation. The fund pursues its investment objective by primarily investing, under normal circumstances, in a multi-sector portfolio of U.S. and non-U.S. debt securities of varying maturities that the portfolio managers believe have high income potential. The portfolio managers may also consider the capital appreciation potential of certain investments. The fund may invest up to 65% of its net assets in below investment grade securities. The fund’s investment sectors include, but are not limited to: (i) government notes and bonds; (ii) corporate bonds, including high-yield/high-risk bonds, also known as “junk” bonds; (iii) commercial loans; (iv) commercial and residential mortgage-backed securities; (v) asset-backed securities; (vi) convertible securities and preferred stock; and (vii) emerging market debt. The portfolio managers believe that by investing in multiple sectors that potentially have low correlation to each other, the fund’s overall volatility may be reduced. The fund may not have exposure to all of these investment sectors, and the fund’s exposure to any one investment sector will vary over time. The fund may also invest in money market instruments, zero-coupon bonds, and equity securities that pay dividends or that the portfolio managers believe have potential for paying dividends. The fund may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities.
Janus Henderson Short-Term Bond Fund seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as “junk” bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances. The fund may also invest in commercial loans, commercial and residential mortgage-backed securities, asset-backed securities, and foreign debt securities (which may include investments in emerging markets). The fund may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities.
Janus Henderson Strategic Income Fund seeks total return through current income and capital appreciation. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in income-producing securities including foreign investment grade debt (including developed market government bonds), international and domestic high yield debt (including lower-quality securities, “high yield” or “junk bonds”), U.S. investment grade corporate debt, U.S. government debt securities, and floating rate notes (“FRNs”). The fund may also invest in dividend-paying equity securities of companies domiciled in the U.S. or abroad. The portfolio managers may shift the fund’s assets among various types of income-producing securities based upon changing market conditions. Under normal circumstances, the portfolio managers intend to invest at least 40% of the fund’s net assets outside of the U.S. and in at least three different countries. A security is deemed to originate in a country if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity
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are located in, the country, (ii) a majority of the company’s assets are located in the country, or (iii) a majority of the company’s revenues are derived from the country.
Potential Underlying Funds Included in the Alternative Investments Asset Category
Janus Henderson Diversified Alternatives Fund seeks absolute return with low correlation to stocks and bonds. Under normal market conditions, the fund pursues its investment objective by investing in a diverse group of return drivers, each a type of risk premium (collectively, “risk premia”), across equity, fixed income, commodity, and currency asset classes. Risk premia refers to the return that is expected for assuming a particular market risk. For example, investors expect a higher return in exchange for the perceived risks associated with investing in emerging markets as compared to investing in developed markets. Accordingly, a belief that emerging market equities may outperform developed market equities presents a risk premia opportunity. The fund seeks to generate returns by identifying and isolating diverse sources of potential risk premia, and combining risk premia into a liquid portfolio that seeks to deliver consistent, absolute returns with a low correlation to the returns generated by investments in stocks and bonds. There is no guarantee that the fund will be successful in meeting its investment objective. The fund employs a proprietary multi-factor process to allocate the fund’s assets across the various risk premia. The process begins with an approximate equal-weighted risk to each risk premium in which the fund invests, so that no individual risk premium contributes disproportionately to the fund’s overall risk profile and expected returns over the long term. Next, the fund applies additional advanced allocation methodologies to the portfolio to tactically adjust the weights of risk premia.
Janus Henderson Global Unconstrained Bond Fund seeks to maximize total return, consistent with preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. For purposes of this 80% policy, the term bonds refers to a variety of fixed-income securities and instruments, and include, but are not limited to such investments as government notes and bonds, corporate bonds, convertible bonds, commercial paper, commercial and residential mortgage-backed securities, asset-backed securities, zero-coupon bonds, and derivatives such as forwards, swap agreements, futures contracts, and options that provide exposure to various fixed-income instruments (“Fixed-Income Instruments”). The fund’s exposure to Fixed-Income Instruments may also be obtained through investments in other entities such as investment companies, including mutual funds, exchange-traded funds (“ETFs”), and closed-end funds or through real estate investment trusts. In pursuing its investment objective, the fund will have exposure to investments that are economically tied to a number of countries throughout the world. The fund’s average portfolio duration may range from negative 4 years to plus 6 years. The fund may invest without limit in high-yield/high-risk bonds, also known as “junk” bonds. The fund may also invest in money market instruments (which may include reverse repurchase agreements), loan participations and assignments, foreign debt securities (which may include investments in emerging markets up to 50% of the fund’s net assets), preferred stock, and equity securities. The fund may invest in shares of companies through initial public offerings. The fund may invest in special situations companies, including companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. The fund may invest in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.
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Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the underlying funds may invest, as well as some general investment terms. The underlying funds may invest in these instruments to the extent permitted by their investment objectives and policies. The underlying funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.
Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by an underlying fund with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If an underlying fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. An underlying fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the underlying fund’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. An underlying fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by an underlying fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, an underlying fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the
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price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. An underlying fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an underlying fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.
Mortgage dollar rolls are transactions in which an underlying fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash.
Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that an underlying fund must pay if these investments are profitable, the underlying fund may make various elections permitted by the tax laws. These elections could require that an underlying fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
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Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.
Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.
Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
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Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. An underlying fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. An underlying fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. An underlying fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent an underlying fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. An underlying fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by an underlying fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. An underlying fund may purchase and write put and call options on securities, securities indices, and foreign currencies. An underlying fund may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
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Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).
Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Fund’s or an underlying fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.
Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of an underlying fund’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when an underlying fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects an underlying fund to certain risks. Leverage can magnify the effect of any gains or losses, causing an underlying fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject an underlying fund to leveraged market exposure to commodities. In addition, an underlying fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the underlying fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain underlying funds, while others do not emphasize investments in companies of any particular size.
Net long is a term used to describe when an underlying fund’s assets committed to long positions exceed those committed to short positions.
Repurchase agreements involve the purchase of a security by an underlying fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the underlying fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, an underlying fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
Reverse repurchase agreements involve the sale of a security by an underlying fund to another party (generally a bank or dealer) in return for cash and an agreement by the underlying fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which an underlying fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that an underlying fund owns, or the underlying fund has the right to obtain the amount of the security sold short at a specified date in the future. An underlying fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the underlying fund loses the opportunity to participate in
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the gain. For short sales, the underlying fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, an underlying fund will realize a short-term capital gain. Although an underlying fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. An underlying fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting a Janus Henderson representative at 1-800-525-3713. The Funds’ and the underlying funds’ Statements of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/reports. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports. In the Funds’ annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal period.
The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds’ Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.
janushenderson.com
P.O. Box 55932
Boston, MA 02205-5932
1-800-525-3713
(until January 1, 2019)
P.O. Box 219109
Kansas City, MO 64121-9109
1-800-525-3713
(effective January 2, 2019)
The Trust’s Investment Company Act File No. is 811-1879.